                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement

                                          [_] CONFIDENTIAL, FOR USE OF THE
[X] Definitive Proxy Statement              COMMISSION ONLY (AS PERMITTED BY
                                            RULE 14A-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           CABLE TV FUND 11-D, LTD.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
  (1) Title of each class of securities to which transaction applies: Limited Partnership Interests
  (2) Aggregate number of securities to which transaction applies: 50,000
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Pursuant to Rule 0-11(c)(2), the transaction valuation is based upon the Registrant's 47 percent interest in the $16,122,333 sales price that is to be paid to Cable TV Joint Fund 11 by Jones Intercable, Inc. in connection with the transaction that is the subject of the proxy solicitation.
  (4) Proposed maximum aggregate value of the transaction to the Registrant:
      $7,577,497
  (5) Total fee paid: $1,516

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
  Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  (1) Amount Previously Paid:
  (2) Form, Schedule or Registration Statement No.:
  (3) Filing Party:
  (4) Date Filed:

Notes:

                   [LOGO OF JONES INTERCABLE APPEARS HERE]

                           9697 EAST MINERAL AVENUE
                           ENGLEWOOD, COLORADO 80112

      NOTICE OF VOTE OF THE LIMITED PARTNERS OF CABLE TV FUND 11-D, LTD.

To the Limited Partners of Cable TV Fund 11-D, Ltd.:

  A special vote of the limited partners of Cable TV Fund 11-D, Ltd. (the "Partnership") is being conducted through the mails on behalf of the Partnership by Jones Intercable, Inc., the general partner of the Partnership, for the purpose of obtaining limited partner approval of the sale, to a wholly owned subsidiary of Jones Intercable, Inc., of the Manitowoc, Wisconsin cable television system (the "Manitowoc System") owned by Cable TV Joint Fund 11, a joint venture in which the Partnership has a 47 percent ownership interest, for $16,122,333 in cash, subject to normal closing adjustments. Information relating to this matter is set forth in the accompanying Proxy Statement.

  If the limited partners approve the proposed sale of the Manitowoc System and if the transaction is closed, the net sale proceeds will be distributed to the four constituent partnerships of Cable TV Joint Fund 11 in proportion to their ownership interests. The Partnership accordingly will receive 47 percent of such proceeds, estimated to total approximately $9,050,322, and the Partnership will distribute this portion of the net sale proceeds to its partners of record as of June 30, 1997. It is estimated that the limited partners will receive $139 for each $500 limited partnership interest, or $278 for each $1,000 invested in the Partnership. The Partnership then will be dissolved and liquidated.

  Only limited partners of record at the close of business on April 30, 1997 are entitled to notice of, and to participate in, this vote of limited partners.

  It is very important that all limited partners participate in the voting. Cable TV Joint Fund 11's ability to complete the transaction discussed in the Proxy Statement and the Partnership's ability to make a distribution to its partners of its portion of the net proceeds of the sale of the Manitowoc System pursuant to the terms of the Partnership's limited partnership agreement are dependent upon the approval of the transaction by the holders of a majority of the Partnership's limited partnership interests.

  Jones Intercable, Inc., as general partner of the Partnership, urges you to sign and return the enclosed proxy as promptly as possible. The proxy should be returned in the enclosed envelope.

                                          JONES INTERCABLE, INC.
                                          General Partner

                                [SIGNATURE OF ELIZABETH M. STEELE APPEARS HERE]
                                          Elizabeth M. Steele
                                          Secretary

Dated: May 13, 1997

                   [LOGO OF JONES INTERCABLE APPEARS HERE]

                           9697 EAST MINERAL AVENUE
                           ENGLEWOOD, COLORADO 80112

                                PROXY STATEMENT

           VOTE OF THE LIMITED PARTNERS OF CABLE TV FUND 11-D, LTD.

  This Proxy Statement is being furnished in connection with the solicitation of the written consents of the limited partners of Cable TV Fund 11-D, Ltd. (the "Partnership") by Jones Intercable, Inc., the general partner of the Partnership (the "General Partner"), on behalf of the Partnership, for the purpose of obtaining limited partner approval of the sale of the Manitowoc, Wisconsin cable television system (the "Manitowoc System") owned by Cable TV Joint Fund 11 (the "Venture"), a joint venture in which the Partnership has a 47 percent ownership interest, for $16,122,333 in cash, subject to normal working capital closing adjustments. The Manitowoc System is proposed to be sold to a wholly owned subsidiary of the General Partner.

  Proxies in the form enclosed, properly executed and duly returned, will be voted in accordance with the instructions thereon. Limited partners are urged to sign and return the enclosed proxy as promptly as possible. Proxies cannot be revoked except by delivery of a proxy dated as of a later date. Officers and other employees of the General Partner may solicit proxies by mail, by fax, by telephone or by personal interview. The deadline for the receipt of proxy votes is June 15, 1997, unless extended, but the vote of the Partnership's limited partners will be deemed to be concluded on the date that the General Partner, on behalf of the Partnership, is in receipt of proxies executed by the holders of a majority of the limited partnership interests either consenting to or disapproving of the proposed transaction, as the case may be.

  The Partnership has only one class of limited partners and no limited partner has a right of priority over any other limited partner. The participation of the limited partners is divided into limited partnership interests and each limited partner owns one limited partnership interest for each $500 of capital contributed to the Partnership.

  As of April 30, 1997, the Partnership had 50,000 limited partnership interests outstanding held by approximately 4,007 persons. There is no established trading market for such interests. To the best of the General Partner's knowledge, no person or group of persons beneficially own more than five percent of the limited partnership interests. The General Partner owns 11 limited partnership interests. Officers and directors of the General Partner own no limited partnership interests.The 11 limited partnership interests owned by the General Partner will be voted in favor of the proposed transaction. Only limited partners of record at the close of business on April 30, 1997 will be entitled to notice of, and to participate in, the vote.

  THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

  As of the date of this proxy statement, the Partnership's only asset is its 47 percent ownership interest in the Venture. Cable TV Fund 11-A, Ltd. has an 18 percent ownership interest in the Venture, Cable TV Fund 11-B, Ltd. has an 8 percent ownership interest in the Venture and Cable TV Fund 11-C, Ltd. has a 27 percent ownership interest in the Venture. As of the date of this proxy statement, the Venture's only asset is the Manitowoc System. Upon the consummation of the proposed sale of the Manitowoc System, the Venture will pay all of its indebtedness, which totalled approximately $3,679 at December 31, 1996, and then the net sale proceeds will be distributed to the four constituent partnerships of the Venture in proportion to their ownership interests in the Venture. The Partnership accordingly will receive 47 percent of such proceeds, estimated to total approximately $9,050,322, and the Partnership will distribute its portion of the net sale proceeds to its partners of record as of June 30, 1997. Because limited partners have already received distributions in an amount in excess of the capital initially contributed to the Partnership by the limited partners, the Partnership's portion of the net proceeds from the Manitowoc System's sale will be distributed 75 percent to the limited partners and 25 percent to the General Partner. Based upon pro forma financial information as of December 31, 1996, as a result of the Manitowoc System's sale, the limited partners of the Partnership, as a group, will receive approximately $6,944,099 and the General Partner will receive approximately $2,106,223. Limited partners will receive $139 for each $500 limited partnership interest, or $278 for each $1,000 invested in the Partnership, from the Partnership's portion of the net proceeds of the Manitowoc System's sale. Once the Partnership has completed the distribution of its portion of the net proceeds from the sale of the Manitowoc System, limited partners of the Partnership will have received a total of $1,119 for each $500 limited partnership interest, or $2,238 for each $1,000 invested in the Partnership, taking into account the prior distribution to limited partners made in 1990.

  After the Partnership distributes its portion of the proceeds from the sale of the Manitowoc System to its partners, the Partnership will be dissolved and liquidated. Thus, as a result of the sale of the Manitowoc System by the Venture, the Partnership will cease to be a public entity subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  Limited partners should note that there are certain income tax consequences of the proposed sale of the Manitowoc System, which are outlined herein under the caption "Federal Income Tax Consequences."

  The Board of Directors of the General Partner has approved the proposed sale of the Manitowoc System and the General Partner recommends approval of the transaction by the holders of the Partnership's limited partnership interests. In determining the fairness of the proposed transaction, the General Partner followed the procedures mandated by Section 2.3(b)(iv)(b) of the Partnership's limited partnership agreement (the "Partnership Agreement"), which provides that the Partnership's cable television systems may be sold to the General Partner or to one of its affiliates if the price paid by the General Partner or such affiliate is not less than the average of three separate independent appraisals of the fair market value of the system to be sold. In addition, pursuant to a commitment made by the General Partner on behalf of the Partnership to the State of Wisconsin in 1983 in connection with that state's blue sky clearance of the initial public offering of interests in the Partnership, a public bidding process must be followed in the event the General Partner or one or more of its affiliates desires to purchase a cable system owned by the Partnership. Because the Venture solicited bids in a public bidding process, which is now closed, the General Partner was the only bidder and the purchase price to be paid by the General Partner is equal to the average of three separate independent appraisals of the fair market value of the Manitowoc System, the Board of Directors of the General Partner has concluded that the consideration to be paid to the Venture for the Manitowoc System is fair to all unaffiliated limited partners of the Partnership.

  The proposal that is the subject of this proxy solicitation will be adopted only if approved by the holders of a majority of the limited partnership interests. Each limited partnership interest entitles the holder thereof to one vote on the proposal. Because the Partnership Agreement requires that the proposal to sell the Manitowoc System be approved by the holders of a majority of the limited partnership interests, abstentions and non-votes will be treated as votes against the proposal. Because limited partners do not have dissenters' or appraisal rights in connection with the proposed sale of the Manitowoc System, if the holders of a majority of the limited partnership interests approve the proposal, all limited partners will receive a distribution of the Partnership's portion of the net sale proceeds in accordance with the procedures prescribed by the Partnership Agreement regardless of how or whether they vote on the proposal.

  The General Partner has also prepared proxy statements that are being delivered to the limited partners of Cable TV Fund 11-A, Ltd., Cable TV Fund 11-B, Ltd. and Cable TV Fund 11-C, Ltd. in connection with their votes to approve the sale of the Manitowoc System by the Venture to the General Partner. The closing of the sale of the Manitowoc System will occur only if the transaction is approved by the holders of a majority of the limited partnership interests of each of the four constituent partnerships of the Venture. Copies of the proxy statements being delivered to the limited partners of the Venture's other constituent partnerships have been filed with the Securities and Exchange Commission and can be obtained either from the public reference section of the Commission at prescribed rates or from the General Partner without charge upon written request to Elizabeth M. Steele, Secretary, Jones Intercable, Inc., 9697 East Mineral Avenue, Englewood, Colorado 80112, (303) 792-3111.

  The approximate date on which this Proxy Statement and Form of Proxy are being sent to limited partners is May 13, 1997.

                                SPECIAL FACTORS

THE PARTNERSHIP'S INVESTMENT OBJECTIVES

  The Partnership was formed to acquire, develop, operate and, ultimately, sell cable television systems. The primary objectives of the Partnership have been to obtain capital appreciation in the value of the Partnership's cable television properties; to generate tax losses that could be used to offset taxable income of limited partners from other sources; and to obtain equity build-up through debt reduction. It was contemplated from the outset of the Partnership's existence that capital appreciation in Partnership cable television properties would be converted to cash by a sale of such properties after a holding period of approximately five to seven years. It also was contemplated from the outset of the Partnership's existence that the General Partner could be the purchaser of the Partnership's cable television properties. Due to the City of Manitowoc's refusal to consent to the transfer of the Manitowoc System's franchise when the General Partner attempted to sell the Manitowoc System in 1990, the resulting legal action against the City and the protracted franchise renewal negotiations, the Manitowoc System has been held by the Venture for almost 13 years.

  The purpose of the sale of the Manitowoc System, from the Partnership's perspective, is to attain the Partnership's primary investment objective with respect to the Manitowoc System, i.e., to convert the Partnership's capital appreciation in the Manitowoc System to cash, and to allow the Partnership to be dissolved and liquidated. The sale proceeds will be used to repay all outstanding indebtedness of the Venture, with the remaining sale proceeds to be distributed to the four constituent partnerships of the Venture. The Partnership in turn will distribute its portion of the net sale proceeds to the partners of the Partnership in accordance with the distribution procedures established by the Partnership Agreement. The sale of the Manitowoc System is thus the necessary final step in the Partnership's accomplishment of its investment objectives.

PRIOR ACQUISITIONS AND SALES

  The Partnership was formed in January 1984 as a Colorado limited partnership in connection with a public offering of its limited partnership interests. The Partnership invested $21,100,000 of limited partner capital contributions in the Venture, through which it acquired a 47 percent ownership interest in the Venture. In April 1984, the Venture acquired the cable television systems serving the communities of Cedarburg, Green Bay, Hustisford, Janesville, Manitowoc, West Allis, Waupaca and their surrounding areas, all in the State of Wisconsin. The Venture also acquired an interest in the Kenosha, Wisconsin cable television franchise and subsequently constructed the Kenosha system. Except for the Manitowoc System, which is still owned by the Venture, all of these systems have been sold.

  In September 1989, Total TV of Kenosha, a Wisconsin limited partnership in which the Venture had a 75 percent ownership interest as both the general partner and a limited partner, sold its cable television system serving the Kenosha, Wisconsin area to an affiliate of the General Partner. Proceeds to the Venture from this sale, which totaled approximately $31,828,700, were used to repay $30,600,000 of the Venture's outstanding obligations under its credit facility. Certain minority investors in Total TV of Kenosha, which were not affiliated with the Venture, the Partnership or the General Partner, received approximately $5,171,100 from the sale. No distributions to the four partnerships participating in the Venture were made from the proceeds of the sale of the Kenosha, Wisconsin system.

  In June 1990, the Venture sold its remaining Wisconsin cable television systems, except for the Manitowoc System. These Wisconsin systems were sold to an affiliate of the General Partner. Proceeds from that sale, which totaled approximately $178,600,000, were used to repay all of the Venture's then outstanding indebtedness in connection with its Wisconsin systems and to make distributions in June 1990 to the four partnerships participating in the Venture. The Partnership subsequently distributed its $49,016,548 share of the sale proceeds to its limited partners. Limited partners of the Partnership received a distribution of $980 per $500 limited partnership interest, or $1,961 per $1,000 invested in the Partnership, as a result of the June 1990 sale of these Wisconsin systems.

  The Manitowoc System was not sold in 1990 only because the City of Manitowoc refused to consent to the transfer of the Manitowoc franchise on terms acceptable to the then-proposed buyer. A dispute arose about a provision of the Manitowoc franchise that the City claimed allowed the City to acquire the Manitowoc System upon expiration of the franchise in 1995. In April 1991, the Venture took legal action against the City seeking a declaration as to whether the buy-out right was enforceable under federal law. In February 1993, the court ruled in favor of the Venture and found that the buy-out right would not be triggered upon the expiration of the franchise, assuming the franchise is renewed. The court did not determine the question of whether the buy-out right was enforceable per se under federal law. The City appealed the decision. In October 1993, however, the City and the Venture settled the legal action and the appeal was dismissed. In the settlement agreement, the City conceded that its buy-out right was not applicable in the event the franchise is renewed and represented to the Venture that the City knew of no reason for non-renewal of the franchise. The original term of the Manitowoc franchise expired in 1995 and the Manitowoc System was operated through most of 1996 pursuant to temporary franchise extensions. In November 1996, however, the City agreed to renew the Manitowoc franchise for a period of five years beginning January 1, 1997 and, at the same time, the City approved the transfer of the franchise from the Venture to the General Partner provided that the transfer occurs no later than June 30, 1997.

  The Partnership has made one prior distribution to its limited partners: the June 1990 distribution of the Partnership's portion of the net proceeds of the sale of the Venture's Cedarburg, Green Bay, Hustisford, Janesville, West Allis and Waupaca, Wisconsin systems. The Partnership intends to make a distribution of the Partnership's portion of the net proceeds of the sale of the Venture's Manitowoc System. Following this distribution, the Partnership will be dissolved and liquidated.

THE GENERAL PARTNER'S OBJECTIVES

  The purpose of the transaction, from the General Partner's perspective, is to enable the Venture to sell the Manitowoc System at a fair price and to enable the partnerships that comprise the Venture thereafter to be dissolved and liquidated in accordance with their investment objectives. Since 1990, when the original sale of the Manitowoc System was frustrated by the refusal of the City of Manitowoc to consent to the transfer of the Manitowoc System on terms acceptable to the then-proposed buyer, the General Partner has sought, on the Venture's behalf, through both negotiations and litigation with the City, to resolve the dispute with the City about the City's purported buy-out right and to obtain a new franchise for the Manitowoc System that contained commercially reasonable terms that in turn would enable the Venture to find a buyer for the Manitowoc System at a fair price.

  Following the settlement of the Venture's lawsuit against the City in October 1993 and the subsequent commencement of franchise renewal negotiations, in 1995 the General Partner identified Time Warner Entertainment Company, L.P. ("Time Warner"), an unaffiliated cable television system operator, as a potential purchaser of the Manitowoc System because of the proximity of certain of Time Warner's cable television systems to the Manitowoc System. In discussions between the General Partner and Time Warner about the sale of the Manitowoc System, Time Warner indicated that it was interested in acquiring the Manitowoc System from the Venture but Time Warner informed the General Partner that it was not willing to purchase the Manitowoc System for cash. Time Warner offered instead to trade a cable system it owned for the Manitowoc System. Because a trade between the Venture and Time Warner would not have enabled the Venture to accomplish its investment objective of converting its capital appreciation in the Manitowoc System to cash, and would have resulted in the Venture owning yet another cable system, the General Partner determined that the Venture could not agree to trade the Manitowoc System for a Time Warner system. To enable the Venture to convert its investment in the Manitowoc System to cash, the General Partner agreed to acquire the Manitowoc System from the Venture and then trade it for a Time Warner system that the General Partner determined that it would like to own. Because of the requirements of the Partnership Agreement, the General Partner had the Manitowoc System appraised by three independent appraisers and conducted a public bidding process so that the General Partner could enter into a purchase and sale agreement with the Venture for the General Partner's acquisition of the Manitowoc System. On September 5, 1995, the Venture and the General Partner entered into a purchase and sale agreement providing for the sale of the Manitowoc System to the General Partner for a sales price of $15,735,667, which was the General Partner's bid for the Manitowoc System and the average of the original three appraisals. Because the term of the cable franchise with the City expired in October 1995, Time Warner was only willing to acquire the Manitowoc System in a trade with the General Partner if the franchise could be renewed for an extended period of time on terms acceptable to Time Warner. Discussions between the City and Time Warner facilitated by the General Partner, were held over a period of several months, but Time Warner and the City were not able to come to an agreement on terms for the franchise renewal acceptable to both parties. When the General Partner and Time Warner concluded that the issues between the City and Time Warner were unresolvable, in early 1996, the discussions with the City were discontinued. As a result of this impasse, the proposed purchase of the Manitowoc System by the General Partner and the subsequent trade of the Manitowoc System to Time Warner did not occur within the time period prescribed by the General Partner's agreement with Time Warner.

  Because the General Partner had not intended to acquire the Manitowoc System for its own account and because the General Partner believed that the Venture would be able to close a sale of the Manitowoc System to an unaffiliated cable system operator more quickly than to the General Partner (the General Partner assumed that a sale of the Manitowoc System to an unaffiliated cable system operator would move through the limited partner approval processes more expeditiously), the General Partner sought to identify other possible purchasers of the Manitowoc System. In mid-1996, the General Partner, on the Venture's behalf, began negotiating for the sale of the Manitowoc System to Marcus Cable, a cable system operator like Time Warner with cable systems in the vicinity of Manitowoc and thus, in the General Partner's opinion, the most likely unaffiliated purchaser of the Manitowoc System other than Time Warner. Marcus Cable also indicated to the General Partner that it would only agree to acquire the Manitowoc System if the franchise granted by the City could be renewed for an extended period on terms acceptable to Marcus Cable. Like Time Warner, however, Marcus Cable and the City could not come to an agreement on the terms for renewal of the Manitowoc franchise and Marcus Cable therefore declined to enter into an agreement to purchase the Manitowoc System.

  Upon the conclusion of the unsuccessful negotiations with Marcus Cable in September 1996, the General Partner determined that it would go forward with the acquisition of the Manitowoc System itself to enable the Venture to sell the Manitowoc System at a fair price and to enable the partnerships that comprise the Venture to be dissolved and liquidated in 1997. Given the passage of time between September 5, 1995, the date when the General Partner agreed to purchase the Manitowoc System from the Venture in order to trade it to Time Warner, and the termination of negotiations with Marcus Cable in September 1996, i.e., approximately one year, the General Partner determined that it would be in the best interests of the Venture and the Partnerships to have the Manitowoc System's appraisals updated from April 1995 to August 1996, but that re-opening the public bidding process was not necessary or appropriate. The General Partner agreed that the revised purchase price would be the higher of its original bid or the average of the updated appraisals. The three appraisal firms that conducted the original appraisals in April 1995 were asked to update their appraisals to August 1996, and they did so, although none of the appraisers physically inspected the Manitowoc System again in August 1996. As a result of the updated appraisals, the agreement between the General Partner and the Venture was modified to increase the purchase price to be paid by the General Partner from $15,735,667 to $16,122,333, the average of the three updated appraisals. The General Partner deemed the August 1996 appraisals current, in financial terms, as of September 30, 1996, the date on which the agreement was amended to increase the sales price. The amendment also extended the General Partner's obligation to purchase the Manitowoc System to a date no later than June 30, 1997. The General Partner thereafter renewed its efforts to reach agreement with the City on the franchise's renewal and transfer and the General Partner determined that it would seek limited partner approval of the sale and then proceed with its acquisition of the Manitowoc System so that the Venture and its constitutent partnerships could be liquidated and dissolved during 1997. The General Partner has accomplished, or is in the process of completing, each of these tasks. The General Partner agreed to the franchise provisions that both Time Warner and Marcus Cable found unacceptable because the City insisted upon them as a condition to its consent to the renewal of the franchise. Because the sales price was fixed at the average of three appraisals, the value of the concessions the General Partner made to the City had no effect on the sales price to be paid for the Manitowoc System. Upon its acquisition of the Manitowoc System, the General Partner intends to own and operate it for the foreseeable future. The General Partner has no current plans to trade or sell the Manitowoc System to Time Warner, to Marcus Cable or to any other entity.

RELEVANT PROVISIONS OF THE PARTNERSHIP AGREEMENT

  Section 2.2(k) of the Partnership Agreement provides that the sale of all or substantially all of the Partnership's assets is subject to the approval of the holders of a majority of the Partnership's limited partnership interests. Because its investment in the Venture is the Partnership's sole asset, and because the Manitowoc System is the Venture's sole remaining asset, the sale of the Manitowoc System to the Purchaser is being submitted for limited partner approval.

  Section 2.3(b)(iv)(b) of the Partnership Agreement permits the Partnership to sell any or all of its cable television systems directly to the General Partner or one or more of its affiliates if the system to be sold has been held by the Partnership for at least three years, unless it is part of, or related to, another system that has been held for three years, and provided that the price paid to the Partnership by the General Partner or any such affiliate is not less than the average of three separate independent appraisals of the particular cable television system or systems being sold, and that the cost of such appraisals is not borne by the Partnership. In addition, pursuant to a commitment made by the General Partner on behalf of the Partnership to the State of Wisconsin in 1983 in connection with that state's blue sky clearance of the initial public offering of interests in the Partnership, a public bidding process must be followed in the event the General Partner or one or more of its affiliates desires to purchase a cable system owned by the Partnership. Because the Manitowoc System has been held by the Venture for at least three years, the General Partner submitted the only and, therefore, the highest bid received in a public bidding process and the purchase price to be paid by the General Partner is equal to the average of three separate independent appraisals of the fair market value of the Manitowoc System obtained at the General Partner's expense, these requirements have been satisfied.

PUBLIC BIDDING PROCESS

  In the spring of 1995, the General Partner, on behalf of the Venture, put the Manitowoc System up for public bid. The process established and announced by the General Partner was the exclusive means of bidding on the Manitowoc System during the bid period. The General Partner believes that the material terms of the public bidding process for the sale of the Manitowoc System were generally within industry norms for soliciting bids for a cable system. The Jones Group, Ltd., a cable television brokerage firm that is a wholly owned subsidiary of the General Partner, conducted the public bidding process on behalf of the Venture instead of the General Partner doing it directly because the employees of such subsidiary were the most qualified to undertake the project. The Jones Group, Ltd. placed advertisements soliciting bids for the Manitowoc System in The Denver Post and The Rocky Mountain News, newspapers of general circulation, and in Cable World and Multichannel News, cable television industry trade publications. The advertisement ran daily in The Denver Post and The Rocky Mountain News from June 2 through June 18, 1995, and it appeared in the June 5, June 12 and June 19, 1995 editions of the weekly Cable World and Multichannel News.

  The Venture, through The Jones Group, Ltd., specified that: all bids were required to be in writing and submitted no later than the close of business on July 7, 1995; all bids were required to state a purchase price that would be paid in cash at closing; all bids were required to be accompanied by a certification that the bidder was prepared to sign a purchase and sale agreement in the form provided by the Venture as part of the bidding process; all bids were required to be accompanied by current financial statements or other evidence demonstrating that the bidder had the financial ability to complete the transaction at the closing on the terms specified in the purchase and sale agreement; and all bids were required to be accompanied by a refundable deposit in the form of a certified or cashier's check in an amount equal to five percent of the purchase price specified in the bid. It was disclosed to all bidders that the General Partner and its affiliates reserved the right to submit a bid, and that the General Partner or one of its affiliates intended to do so. All potential bidders also were informed that The Jones Group, Ltd. would be reviewing all bids on behalf of the Venture, and thus would be aware of the identities of all bidders and the dollar amounts of all bids.

  The Jones Group, Ltd. received seventeen inquiries about the Manitowoc System and it mailed out eleven information packages, but no potential purchasers asked to tour the Manitowoc System's facilities and no one other than the General Partner submitted a bid for the Manitowoc System. The General Partner bid $15,735,667, which represented the average of the three original appraisals of the Manitowoc System's fair market value as of April 30, 1995 and the minimum bid the General Partner could make under the terms of the Partnership Agreement. The General Partner complied with all of the bid requirements, including the submission of a five percent deposit that currently is being held in escrow and will be refunded if the Venture does not perform its obligations under the purchase and sale agreement between it and the General Partner.

  Neither the General Partner nor The Jones Group, Ltd. have received any inquiries regarding the purchase of the Manitowoc System since the close of the public bidding process in July 1995, although as discussed above the General Partner has had negotiations with both Time Warner and Marcus Cable since that date relating to the possible sale of the Manitowoc System. The General Partner did not re-open the public bidding process in September 1996 at the time it amended its agreement with the Venture to extend the outside closing date to June 30, 1997 and to increase the purchase price based on the updated appraisals because, in the General Partner's opinion, these voluntary actions did not trigger the requirement for a new public bidding process.

REASONS FOR THE TIMING OF THE SALE

  The decision to proceed with the sale of the Manitowoc System in 1995 was based upon the status of the franchise renewal negotiations with the City of Manitowoc, which the General Partner believed were nearing completion, and the General Partner's perception that the City was willing to renew the franchise on commercially reasonable terms and to transfer the franchise to a new system operator. The General Partner had determined that the Partnership had achieved its investment objectives with respect to the Manitowoc System in 1990 when it attempted to sell the Manitowoc System at that time, and the General Partner had been frustrated in its efforts to sell the Manitowoc System by the City's refusal until 1995 to engage in serious negotiations to approve the renewal and transfer the Manitowoc System's cable franchise. The City and the General Partner, on behalf of the Venture, finally reached agreement on the terms of the renewal of the Manitowoc System's cable franchise in November 1996 effective as of January 1, 1997. As part of this process, the City also consented to the transfer of the cable franchise to the General Partner.

  The Partnership has a finite legal existence of 17 years, 13 of which have passed. It was not intended or expected, however, that the Partnership would hold its cable systems for 17 years. Although it was not possible at the outset of the Partnership to determine precisely how quickly the investment objectives with respect to any particular system would be achieved, investors were informed that the General Partner's past experience with prior partnerships had shown that five to seven years was the average length of time from the acquisition of a cable system to its sale. Investors in the Partnership also were able to examine the track record of the General Partner's prior partnerships because such track record was set forth in the prospectus delivered in connection with the Partnership's initial public offering. At the time of the formation of the Partnership, the track record showed that prior partnerships had rarely held their cable systems for any longer than six years.

  When investing in the Partnership, by virtue of the provisions of the Partnership Agreement, the limited partners vested in the General Partner the right and responsibility to determine when the Partnership's investment objectives had been substantially achieved. The Manitowoc System was acquired by the Venture because, in the opinion of the General Partner at the time of the Manitowoc System's acquisition, it had the potential for capital appreciation within a reasonable period of time. It is the General Partner's opinion that during the approximately 13 years that the Manitowoc System has been held by the Venture, the Partnership's investment objectives with respect to the Manitowoc System have been achieved. The General Partner used no specific benchmarks or measurement tools in determining that the Partnership's investment objectives have been achieved. The General Partner conducted a very subjective evaluation of a variety of factors including the length of the holding period, the prospect for future growth as compared to the potential risks, the cash on cash return to investors, the after-tax internal rate of return to limited partners and the amount of gain to be recognized on the sale of assets.

  The General Partner generally considered the benefits to the limited partners that might be derived by holding the Manitowoc System for an additional period of time. The General Partner assumed that the Manitowoc System might continue to appreciate in value and, if so, the Manitowoc System would be able to be sold for a greater sales price in the future. The General Partner weighed these assumptions against the risks to investors from a longer holding period, i.e., the risks that regulatory, technology and/or competitive developments could cause the Manitowoc System to decline in value, which would result in a lesser sales price in the future. A large holding period would expose investors to the risk that competition from direct broadcast satellite companies, telephone companies and/or neighboring cable companies could diminish the number of subscribers to the Manitowoc System's basic and premium services, thereby decreasing the value of the Manitowoc System. A large holding period also would expose investors to the risk that changes in the regulations promulgated by the governmental agencies that oversee cable operations could make cable systems a less desirable investment, thereby decreasing the value of the Manitowoc System. The General Partner's decision to sell the Manitowoc System was greatly influenced by the fact that the originally contemplated holding period had been exceeded.

  The General Partner is in a better position than the Partnership to bear the risks of investment in the Manitowoc System.The Partnership is limited in its ability to obtain additional equity financing, in part because the limited partnership interests are non-assessable. The Partnership Agreement also contains limits on the amounts that the Partnership can borrow. And the Partnership has only one asset, its interest in the Venture, and the Venture's only asset is the Manitowoc System, all of which gives the Partnership limited collateral for borrowings. The General Partner, on the other hand, is one of the nation's largest cable television companies with longer term objectives. For example, if significant competition to the Manitowoc System were to develop, the General Partner would be in a better position than the Partnership and the Venture to finance the marketing campaigns or technological improvements necessary to meet such competition.

  Therefore, in light of all of the above factors, the General Partner has determined that now is the appropriate time for the Partnership to convert its capital appreciation in the Manitowoc System to cash through the sale of the Venture's Manitowoc System.

CERTAIN EFFECTS OF THE SALE

  Upon consummation of the sale of the Manitowoc System, the proceeds of the sale will be used to repay all indebtedness of the Venture and then the Venture will distribute the remaining net sale proceeds to the four constituent partnerships of the Venture in proportion to their ownership interests in the Venture and then the Partnership will distribute its portion of the net sale proceeds to its limited partners and to the General Partner pursuant to the terms of the Partnership Agreement. Because limited partners have already received distributions in an amount in excess of the capital initially contributed to the Partnership by the limited partners, the net proceeds from the Manitowoc System's sale will be distributed 75 percent to the limited partners and 25 percent to the General Partner. Based upon the pro forma financial information as of December 31, 1996, as a result of the Manitowoc System's sale, the limited partners of the Partnership, as a group, will receive approximately $6,944,099 and the General Partner will receive approximately $2,106,223. Limited partners will receive $139 for each $500 limited partnership interest, or $278 for each $1,000 invested in the Partnership, from the Partnership's portion of the net proceeds of the Manitowoc System's sale. Once the distributions of the net proceeds from the sale of the Manitowoc System have been made, limited partners will have received a total of $1,119 for each $500 limited partnership interest, or $2,238 for each $1,000 invested in the Partnership, taking into account the prior distribution to limited partners made in 1990. Both the limited partners and the General Partner will be subject to federal income tax on the income resulting from the sale of the Manitowoc System. See the detailed information below under the caption "Federal Income Tax Consequences."

  Another effect of the sale is that it will result in a wholly owned subsidiary of the General Partner acquiring the Manitowoc System. As the general partner of the Partnership, the General Partner earns management fees and receives reimbursement of its direct and indirect expenses allocable to the operation of the Manitowoc System. The General Partner's right to receive such fees and reimbursements will terminate on the sale of the Manitowoc System.

  Neither Colorado law nor the Partnership Agreement afford dissenters' or appraisal rights to limited partners in connection with the proposed sale of the Manitowoc System. If the proposed transaction is approved by the holders of a majority of limited partnership interests, all limited partners will receive a distribution in accordance with the procedures prescribed by the Partnership Agreement regardless of how or whether they vote on the proposal.

RECOMMENDATION OF THE GENERAL PARTNER AND FAIRNESS OF THE PROPOSED SALE OF
ASSETS

  The General Partner believes that the proposed sale of the Manitowoc System and the distribution of the net proceeds therefrom are both procedurally and substantively fair to all unaffiliated limited partners of the Partnership, and it recommends that the limited partners approve the transaction. The General Partner's recommendation that the limited partners approve the sale of the Manitowoc System and its fairness determination should not be deemed to be free from potential conflicts of interest, however, in light of the fact that it owns the proposed purchaser of the Manitowoc System. Because the purchaser of the Manitowoc System will benefit from a lower sales price, the General Partner also has an economic interest in conflict with the economic interest of the limited partners.

  In determining the substantive and procedural fairness of the proposed transaction, the General Partner's Board of Directors on November 21, 1996 considered each of the following factors, all of which had a positive effect on its fairness determination. The factors are listed in descending order of importance, i.e., the first factor listed was given the most weight in the determination that the proposed transaction is fair, although, as a practical matter, this is an approximation of the weight given to each factor because each factor is relevant and the General Partner's Board of Directors was not able to weigh the relative importance of each factor precisely:

    (i) The limited partnership interests are at present illiquid and the cash to be distributed to limited partners as a result of the proposed sale of the Manitowoc System will provide limited partners with liquidity and with the means to realize the appreciation in the value of the Manitowoc System;

    (ii) The purchase price represents the fair market valuation of the Manitowoc System as of August 31, 1996, as determined by the average of three separate appraisals of the Manitowoc System by qualified independent appraisers;

    (iii) The General Partner's bid was the only bid received in a public bidding process and the purchase price had been adjusted upwards from the original bid;

    (iv) The Venture has held the Manitowoc System for almost 13 years, a holding period beyond that originally anticipated;

    (v) The conditions and prospects of the cable television industry in which the Venture is engaged, including the developing threat of competition from DBS services and telephone companies, and the working capital and other financial needs of the Venture if it were to continue to operate the Manitowoc System;

    (vi) The terms and conditions of the purchase and sale agreement by and between the Venture and the General Partner, including the fact that the purchase price will be paid in cash, the fact that the Partnership was not required to make many of the representations and warranties about the Manitowoc System or give indemnities that are customarily given in transactions of this nature, the fact that the purchaser's obligation to close is not contingent upon its ability to obtain financing, and the fact that the Venture will pay no brokerage fees upon the sale of the Manitowoc System, which it likely would have paid if the Manitowoc System were being sold to an unaffiliated party; and

    (vii) The sale is being conducted in accordance with the terms of the Partnership Agreement, including the fact that the proposed transaction will not occur unless it is approved by the holders of at least a majority of the limited partnership interests.

  Certain officers of the General Partner worked with each of the three independent appraisers hired to prepare fair market value appraisals of the Manitowoc System, providing them with current and historical profit and loss statements for the Manitowoc System and with current subscriber reports. The officers and directors of the General Partner received the final appraisal reports. The members of the Board of Directors of the General Partner adopted the analyses and conclusions of Malarkey-Taylor Associates, Inc., which valued the Manitowoc System at $15,567,000, because Malarkey-Taylor Associates, Inc.'s valuation procedures, assumptions and methodologies most closely approximate the valuation procedures, assumptions and methodologies used by the General Partner's management in evaluating cable television systems. The General Partner's Board of Directors did not specifically adopt the $15,567,000 value placed on the Manitowoc System by Malarkey-Taylor Associates, Inc., but the Board did consider the fact that the value determined by this appraisal firm was close to the average of the three appraisals ($16,122,333) and concluded that this fact supported its fairness determination.

  The General Partner considered the fact that the $16,122,333 purchase price to be paid to the Venture for the Manitowoc System represents the average of three independent appraisals of the fair market value of the Manitowoc System to be very persuasive evidence of the fairness of the proposed transaction. The fair market valuations of the Manitowoc System were done by respected industry appraisers using customary measures of value, i.e., determining present value of projected cash flow, applying multiples to current and projected cash flow, and comparing the fair market valuation per subscriber to comparable cable television system sales. Based upon the General Partner's knowledge of and experience in the cable television industry, and its review and consideration of the appraisals, it has concluded that the values for the Manitowoc System determined by the three appraisals are fair and within the range of values seen in the marketplace for comparable cable television systems in similar condition.

  The $16,122,333 purchase price represents the current fair market value of the Manitowoc System on a going concern basis. The $16,122,333 purchase price for the Manitowoc System also compares favorably to the approximately $2,441,259 net book value of the Manitowoc System at December 31, 1996. The liquidation value of a cable television system, i.e., the sale of the system on other than a going concern basis, is not usually considered to be an accurate indicator of the value of a cable television system, primarily because the assets of a cable television system typically are worth less when considered separately than when considered as a going concern. The assets of a cable television system consequently are not normally sold or purchased separately. A fair market valuation of a system should, in the General Partner's view, be a valuation of the system as a going concern. The liquidation value of the Manitowoc System therefore was not considered by the General Partner in reaching its determination of fairness.

  Because there has never been an established trading market for the Partnership's limited partnership interests, the General Partner did not have access to any reliable, official information about the historical or current market prices for the Partnership's limited partnership interests in the very limited secondary market where such interests from time to time have been sold. The General Partner believes that such secondary market deeply discounts the underlying value of the limited partnership interests due to their highly illiquid nature. Therefore, even if trading information were available, the historical or current market prices for the Partnership's limited partnership interests would not be indicative of the value of the Partnership's 47 percent ownership of the Venture's cable television system assets. For these reasons, the General Partner did not consider the historical or current market prices for the limited partnership interests when reaching its fairness determination.

  The fact that the Venture has held the Manitowoc System for a period beyond that originally anticipated was a critical factor in the General Partner's fairness determination--the General Partner believes that the transaction is fair because a sale at this time will convert an illiquid investment into a liquid one for all partners. And the current state of the cable television industry also was considered by the General Partner in making its fairness determination because the General Partner believes that it is fair to investors that someone other than the Partnership and the Venture take on the uncertainties and risks involved in continuing to own and operate the Manitowoc System.

  The fairness of the transaction is also demonstrated in an analysis of certain of the terms and conditions of the purchase and sale agreement between the Venture and the General Partner, which favor the interests of the Venture. There is no financing contingency to closing. Because of the General Partner's existing extensive knowledge about the Manitowoc System, the Venture has not been required to make many of the representations and warranties about the quality of the Manitowoc System's tangible assets, the quantity of the Manitowoc System's subscribers or the validity of the Manitowoc System's intangible assets customarily found in cable television system transactions. The Venture likely would have been required to give such representations and warranties to an unaffiliated party if the Manitowoc System were being sold to an unaffiliated party. In addition, the Venture is not required to indemnify the General Partner for defects discovered by the General Partner after the closing. This frees the Venture from having to reserve a portion of the sale proceeds to cover typical indemnification obligations. The Venture also will pay no brokerage fee in connection with the sale of the Manitowoc System. This will result in more funds from the sale being available for distribution to the partners.

  The General Partner is aware and considered that although consummation of this transaction will result in a distribution to the Partnership's limited partners of approximately $278 per $1,000 of limited partnership capital invested in the Partnership, the proposed sale will require the limited partners to recognize, for federal income tax purposes, a gain resulting from the sale. Although the three fair market valuations established by the independent appraisals took into account the future growth of the Manitowoc System and the sales price (the average of the three appraisals) thus takes into account the future growth of the Manitowoc System, the proposed sale will deprive the limited partners of an opportunity to participate in the actual future growth of the Manitowoc System, if any. The General Partner nevertheless concluded that the cash distributions to the limited partners of the Partnership from the sale of the Manitowoc System outweighed these consequences.

  As disclosed above, the proposed transaction is subject to various potential conflicts of interest arising out of the Partnership's relationships with the General Partner. Because the General Partner and its affiliates are engaged in the ownership and operation of cable television systems, they are generally in the market to purchase cable television systems for their own account. A potential conflict thus arises from the General Partner's fiduciary duty as general partner of the Partnership and its management's fiduciary duty to the General Partner's shareholders when it determines that Partnership cable television systems will be sold to the General Partner or one of its affiliates and not to an unaffiliated third party. This potential conflict of interest was disclosed to limited partners in the prospectus delivered to investors at the time of the public offering of interests in the Partnership. Prior to the Partnership's public offering, the General Partner entered into negotiations with certain state securities administrators as part of the process of clearing the offering in the "merit" states, i.e., those states that permit the sale of securities only if the state securities administrator deems the offering as a whole to be fair, just and equitable. Several of the state securities administrators focused on the potential conflicts of interest in the event that the Partnership were to sell one or more of its cable television systems to the General Partner or one of its affiliates. The General Partner agreed to include the provision in the Partnership Agreement that permits the Partnership to sell its cable television systems directly to the General Partner or one of its affiliates only after a three-year holding period and only if the General Partner or such affiliate pays a purchase price that is higher than any other bid received in a public bidding process and is not less than the average of three separate independent appraisals of the particular cable television system being sold. The General Partner has concluded that the mechanisms for determining the purchase price to be paid to the Partnership provide sufficient procedural safeguards to minimize the effects of the potential conflicts of interest inherent in any such transaction. The fact that these procedures have been carried out in connection with the Venture's proposed sale of the Manitowoc System, together with the fact that the transaction is conditioned upon receipt of the approval of the holders of a majority of the limited partnership interests in the Partnership, enable the General Partner to conclude that the proposed transaction is both procedurally and financially fair to all partners.

  The directors of the General Partner who are not employees of the General Partner did not vote separately to approve the transaction, nor did the outside directors retain an unaffiliated representative to act solely on behalf of the limited partners for the purposes of negotiating the terms of the proposed sale of the Manitowoc System and/or preparing a report concerning the fairness of the proposed sale. While the directors of the General Partner participating in the approval of the sale recognized that the interests of the General Partner and the limited partners may not in all respects necessarily be the same, they recognized also that the purchase price was determined in accordance with the terms of the Partnership Agreement, that is, by averaging three separate independent appraisals of the Manitowoc System's fair market value. The members of the Board of Directors relied on the specific right of the General Partner under Section 2.3(b)(iv)(b) of the Partnership Agreement to purchase the Manitowoc System. The members of the Board of Directors reviewed and considered the appraisals and, based upon their general knowledge of cable television system transactions undertaken by the General Partner and its affiliates and by unaffiliated cable television companies, concluded that the values for the Manitowoc System determined by the appraisers were fair and were within the industry norms for comparable transactions. All 13 directors of the General Partner participated in the November 21, 1996 meeting to discuss the Partnership's sale of the Manitowoc System to the General Partner. Each of Messrs. Jones, O'Brien, Krejci, Burney, Frenzel, Jacobs, MacDonald, Thrall, Cole, Solot, Zisman, Vanaselja and Zoellick voted to approve the transaction.

  It is anticipated that if the proposed transaction is not consummated, the General Partner's current management team will continue to manage the Manitowoc System on behalf of the Venture until such time as the Manitowoc System could be sold. No other alternatives currently are being considered. At this time the Venture does not have the option of selling the Manitowoc System to the most likely unaffiliated cable television system operators, Time Warner and Marcus Cable. As described above, both of these cable companies recently declined to purchase the Manitowoc System because they were unwilling to accept the franchise renewal terms proposed by the City. The General Partner subsequently agreed to these renewal terms in November 1996 on the condition that the City consent to the transfer of the Manitowoc franchise to the General Partner, which consent is necessary in order for the Venture to complete the sale of the Manitowoc System as proposed.

THE APPRAISALS

  In determining the price that the General Partner would offer for the Manitowoc System, the General Partner retained Malarkey-Taylor Associates, Inc., Kagan Media Appraisals Inc. and Bond & Pecaro, Inc. to prepare separate appraisals of the fair market value of the Manitowoc System. Each of the appraisers were asked to determine the cash price a willing buyer would give a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts, in an arm's-length transaction to acquire the Manitowoc System. The officers and directors of the General Partner examined each of the appraisals and discussed among themselves the merits of the appraisals' assumptions, methodologies and conclusions, and, based on their experience in and knowledge of the cable television industry, they found them to be fair and reasonable. The written appraisal reports are available for inspection and copying at the offices of the General Partner during regular business hours by any interested limited partner of the Partnership or by his or her authorized representative. Copies of such appraisals will be mailed by the General Partner to any interested limited partner or to his or her authorized representative upon written request to the General Partner at the expense of the requesting limited partner.

  The ranges of values determined by each of the three separate independent appraisals of the fair market value of the Manitowoc System are presented and discussed on the following pages of this proxy statement. Investors should note that the ranges of values on a per-$500 limited partnership interest basis and on the basis of $1,000 invested in the Partnership disclosed herein have been computed as follows: each value established by an appraiser has been deemed to be the sales price for the Manitowoc System and then adjustments have been made to add the Venture's cash on hand and the estimated net closing adjustments and to subtract the $3,679 in estimated debt repayments, and to split the Partnership's 47 percent share of this amount on the basis of 25 percent to the General Partner and 75 percent to the limited partners. These ranges of values are presented in this manner so that limited partners can compare their hypothetical return at each value with the anticipated return to limited partners of $139 for each $500 limited partnership interest, or $278 for each $1,000 invested in the Partnership, given a sales price equal to the average of the three separate independent appraisals.

  The General Partner provided each of the appraisers with the same current and historical profit and loss statements for the Manitowoc System and with the same current subscriber reports. The appraisers also gathered information about the Manitowoc System's subscribers, channel line-up, technology, cable plant, penetration rates and the local economy from questionnaires that each individual appraisal firm prepared and provided to the general managers of the Manitowoc System and from conversations with the Manitowoc System's management team. From this information, the appraisers used their independent analyses to project cash flow, determine growth of homes passed, the Manitowoc System's future penetration and possible rate adjustments. The appraisals thus reflect the application of the appraisers' expertise to the data about the Manitowoc System supplied by the General Partner.

  The General Partner's $15,735,667 bid for the Manitowoc System was based on the three appraisals of the Manitowoc System as of April 30, 1995. Malarkey-Taylor Associates, Inc. had concluded that the Manitowoc System's overall fair market value as of April 30, 1995 was $15,507,000 ($135 for each $500 limited partnership interest or $269 for each $1,000 invested in the Partnership), Kagan Media Appraisals, Inc. had concluded that the Manitowoc System's overall fair market value as of April 30, 1995 was $15,400,000 ($134 for each $500 limited partnership interest or $268 for each $1,000 invested in the Partnership). Bond & Pecaro, Inc. had concluded that the Manitowoc System's overall fair market value as of April 30, 1995 was $16,300,000 ($140 for each $500 limited partnership interest or $281 for each $1,000 invested in the Partnership). As discussed above, the General Partner had these appraisals updated to August 31, 1996 before amending its agreement with the Venture to extend the General Partner's obligations to purchase the Manitowoc System in September 1996. Malarkey-Taylor Associates, Inc. concluded that the Manitowoc System's overall fair market value as of August 31, 1996 was $15,567,000 ($135 for each $500 limited partnership interest or $270 for each $1,000 invested in the Partnership). Kagan Media Appraisals Inc. concluded that the Manitowoc System's overall fair market value as of August 31, 1996 was $16,100,000 ($139 for each $500 limited partnership interest or $278 for each $1,000 invested in the Partnership). Bond & Pecaro, Inc. concluded that the Manitowoc System's overall fair market value as of August 31, 1996 was $16,700,000 ($143 for each $500 limited partnership interest or $286 for each $1,000 invested in the Partnership). The average of these three valuations was $16,122,333 ($139 for each $500 limited partnership interest or $278 for each $1,000 invested in the Partnership). In the General Partner's view, the assumptions regarding system operations underlying the three appraisals have generally remained unchanged since August 31, 1996.

 The Malarkey-Taylor Appraisal

  Malarkey-Taylor Associates, Inc. ("Malarkey-Taylor") has served the communications industry for over 30 years. Its team of financial, engineering and managerial professionals devotes a substantial portion of its time to the appraisal of cable television systems, cellular telephone systems, paging systems and broadcast stations. Malarkey-Taylor was selected by the General Partner to render an opinion as to the fair market value of the Manitowoc System in light of such overall qualifications. No limitations were imposed with respect to the appraisal to be rendered by Malarkey-Taylor. The firm was selected by the General Partner to prepare an independent appraisal of the Manitowoc System because of the General Partner's familiarity with the firm and its good reputation in the cable television industry. Malarkey-Taylor has prepared independent appraisals of other cable television systems owned and/or managed by the General Partner. The principals of Malarkey-Taylor are not affiliated in any way with the General Partner.

  Malarkey-Taylor used five generally accepted cable television valuation methods using the income approach to valuation in establishing the range of fair market values of the Manitowoc System as a going concern. The first method used a multiple of the past year's operating income derived from comparable asset values of privately held and publicly traded cable companies. (The appraisal report did not disclose and the General Partner did not inquire as to the identities of the companies Malarkey-Taylor used in determining the multiple.) The second method used a lower multiple of the Manitowoc System's annualized current month's operating income. The third method applied a slightly lower multiple of next year's projected operating income. The fourth method was a discounted net cash flow analysis in which a purchase price (estimated fair market value) was calculated to achieve a target after-tax return on equity, given particular operating and financing assumptions unique to the Manitowoc System's assets. The fifth method was a discounted cash flow analysis that measured the net present value of the pre-tax operating cash flows (less capital expenditures, plus the residual value of the Manitowoc System) that represent the return on the total investment. For each valuation method, Malarkey-Taylor established a "high" and a "low" estimated fair market value. The General Partner did not inquire as to the specific details of how each high and low estimated fair market value for each valuation methodology was determined because, given Malarkey-Taylor's expertise, the General Partner concluded that it could rely upon Malarkey-Taylor's analyses and judgment.

  The first valuation method used a multiple of the past year's operating income of the Manitowoc System derived from comparable asset values of privately held and publicly traded cable companies. Malarkey-Taylor determined, based upon its expertise and knowledge of the cable television industry, a "low" multiple of 9.5 and a "high" multiple of 10.5, concluding that a system comparable to the Manitowoc System would be unlikely to sell for less than 9.5 times its past year's operating income and would be unlikely to sell for more than 10.5 times its past year's operating income. While the appraisal report does not disclose the assumptions of the appraiser in determining these multiples, the General Partner has no reason to believe that they are not reasonable. This method resulted in an estimated fair market value ranging from a low of $15,139,970 ($132 for each $500 limited partnership interest or $264 for each $1,000 invested in the Partnership) to a high of $16,733,651 ($143 for each $500 limited partnership interest or $287 for each $1,000 invested in the Partnership) for the Manitowoc System.

  The second valuation method used a lower multiple of the Manitowoc System's annualized current month's operating income. Malarkey-Taylor determined, again based on its expertise and knowledge of the cable television industry, a "low" multiple of 9 and a "high" multiple of 10, concluding that a system comparable to the Manitowoc System would be unlikely to sell for less than 9 times the dollar amount of its annualized current month's operating income and would be unlikely to sell for more than 10 times the dollar amount of its annualized current month's operating income. These multiples are slightly lower than those used in the previous methodology because of the increased risk and time factors involved in using current as compared to historical information. While the appraisal report does not disclose the assumptions of the appraiser in determining these multiples, the General Partner has no reason to believe that they are not reasonable. This method resulted in an estimated fair market value ranging from a low of $14,561,343 ($128 for each $500 limited partnership interest or $256 for each $1,000 invested in the Partnership) to a high of $16,179,270 ($139 for each $500 limited partnership interest or $279 for each $1,000 invested in the Partnership) for the Manitowoc System.

  The third valuation method applied a slightly lower multiple of next year's operating income of the Manitowoc System. For this valuation, Malarkey-Taylor first estimated, through its own analyses of current financial and operating data provided by the General Partner, next year's operating income for the Manitowoc System and then, based on its expertise and knowledge of the cable television industry, set a "low" multiple of 8.5 and a "high" multiple of 9.5, concluding that a system comparable to the Manitowoc System would be unlikely to sell for less than 8.5 times the system's projected operating income for the following year and would be unlikely to sell for more than 9.5 times the system's projected operating income for the following year. These multiples are slightly lower than those used in the previous methodologies because of the increased risk and time factors involved in using projected as compared to historical and current information. While the appraisal report does not disclose the assumptions of the appraiser in determining these multiples, the General Partner has no reason to believe that they are not reasonable. This method resulted in an estimated fair market value ranging from a low of $14,825,545 ($130 for each $500 limited partnership interest or $260 for each $1,000 invested in the Partnership) to a high of $16,569,726 ($142 for each $500 limited partnership interest or $284 for each $1,000 invested in the Partnership) for the Manitowoc System.

  The fourth valuation method was a discounted net cash flow analysis in which a purchase price (estimated fair market value) was calculated to achieve a target after-tax return on equity given particular operating and financing assumptions specific to the Manitowoc System. This method involved the use of projected operations for the Manitowoc System and a pre-determined target return on equity for a hypothetical buyer. Based on the firm's use of typical debt-to-equity ratios and debt services, it tested various purchase prices, i.e., potential fair market values, to determine a value that yielded the desired return on equity. Based on system information made available to Malarkey-Taylor by the General Partner and on information generally available to Malarkey-Taylor about the cable television industry, the firm made assumptions concerning the housing growth, plant mileage, growth in the number of subscribers for basic and pay television, adjustments in subscriber rates, increases in operating expenses and capital expenditures. Malarkey-Taylor also made specific assumptions concerning the capital structure that a typical, prudent buyer might experience, as well as the probable interest rates that would be applicable in connection with any debt financing that might be incurred. Malarkey-Taylor did a "high" and a "low" analysis. In its "high" analysis, Malarkey-Taylor projected that the Manitowoc System's revenues would grow from $4,142,168 in 1997 to $5,919,768 in 2003; that the Manitowoc System's operating expenses would grow from $2,397,986 in 1997 to $3,366,640 in 2003; and that net income would grow from ($368,565) in 1997 to $171,919 in 2003. In Malarkey-Taylor's "low" analysis, revenues and operating expenses are projected to increase to the same levels by 2003, but net income is projected to increase from ($329,920) in 1997 to $199,217 by 2003. Malarkey-Taylor projected that the Manitowoc System would add approximately 15 miles of cable plant per year between 1997 and 2003, resulting in growth of the Manitowoc System's cable plant from 170.5 miles in 1997 to 185.6 miles in 2003. Malarkey-Taylor projected that the number of homes passed by the Manitowoc System would grow from 16,481 in 1997 to 17,705 in 2003. Malarkey-Taylor projected that basic subscribers would grow from 11,523 in 1997 to 12,782 in 2003. Malarkey-Taylor projected penetration of the Manitowoc System increasing from 70.4 percent in 1997 to 73.4 percent in 2003. Malarkey-Taylor projected that premium television subscriptions would grow from 7,337 in 1997 to 8,139 in 2003. Malarkey-Taylor estimated that the Manitowoc System would take relatively small rate increases between 1997 and 2003, with, for example, 3 percent increases in basic rates each year, a 7 percent increase in expanded basic rates in 1997, a 5 percent increase in such rates in 1998 and a 3 percent increase in such rates through the rest of the period. Malarkey-Taylor estimated that rate increases for pay television subscriptions would average 1 percent per year. Malarkey-Taylor estimated that rate increases for pay-per-view showings, converter rentals and installations would average 3 percent per year. These projections, if true, would result in an increase in basic rates from $11.08 in 1995 to $13.69 in 2003, and an increase in the rates for the expanded basic tier from $9.58 in 1996 to $12.46 in 2003. The "low" value was determined using a 14 percent return on equity and the "high" value was determined using a 12 percent return on equity. This method resulted in an estimated fair market value ranging from a low of $15,018,836 ($131 for each $500 limited partnership interest or $263 for each $1,000 invested in the Partnership) to a high of $16,161,365 ($139 for each $500 limited partnership interest or $279 for each $1,000 invested in the Partnership) for the Manitowoc System.

  The fifth valuation method was a discounted cash flow analysis that measured the net present value of the pre-tax operating cash flows (less capital expenditures, plus the residual value of the Manitowoc System) that represent the return on the total investment rather than those that could result from an assumed "purchase" with a pre-determined debt to equity ratio. The same set of financial projections that the firm prepared and used in the fourth valuation methodology were used for growth in subscribers, revenues, operating expenses and capital expenditures. The projected pre-tax operating cash flows for the Manitowoc System, plus the last-year residual value of the Manitowoc System less capital expenditures, were discounted to the present time at an acceptable current cost of money. This method indicated the present value of the future pre-tax operating cash flows, using an acceptable discounted factor based on the weighted average cost of money. The "high" value was determined using a 15 percent target return on investment and the "low" value was determined using a 16.5 percent target return on investment. This method resulted in an estimated fair market value ranging from a low of $14,941,776 ($131 for each $500 limited partnership interest or $261 for each $1,000 invested in the Partnership) to a high of $16,046,984 ($139 for each $500 limited partnership interest or $277 for each $1,000 invested in the Partnership) for the Manitowoc System.

  Malarkey-Taylor's valuation methodologies resulted in differing values for the Manitowoc System. The reason for this is grounded in the basic approach that the firm takes. The five different methods allow five different views of the system's value. The first method looks at past performance, but allows nothing for future performance. The second method looks at the system as it is as of the date of the appraisal. The third method looks at the system's projected operating income in the first year following the proposed sale. Both discounted cash flow methods fully consider the future value of the system by recognizing projected operating income and expenses, including capital expenditures. Based upon all of the available information about a system being appraised, the appraiser decides how to weight each of the five methods. The final estimated fair market value is not a straight average of all of the methods. Although the weighting is not shown in the appraisal report, Malarkey-Taylor generally prefers the discounted cash flow methods since they consider a broader range of factors that represent all sources of value, present and future. Malarkey-Taylor accordingly generally gives greater consideration to the discounted cash flow methods in its final judgment concerning the fair market value of a cable television system. Malarkey-Taylor's conclusions as to the range of values were based upon information and data supplied by the General Partner, Malarkey-Taylor's onsite inspection of the Manitowoc System in 1995, interviews with management and general cable television industry information. The fair market value appraisal of $15,567,000 ($135 for each $500 limited partnership interest or $270 for each $1,000 invested in the Partnership) reached by Malarkey-Taylor was based on the various valuations generated by it, and Malarkey-Taylor's general knowledge and expertise in the cable television industry.

  As compensation for rendering an opinion as to the fair market value of the Manitowoc System, the General Partner paid Malarkey-Taylor a fee of $4,536. Such fee was not contingent upon the conclusion reached by Malarkey-Taylor in its opinion. As compensation for rendering opinions as to the fair market value of other cable television systems owned and/or managed by the General Partner and its affiliates, and completing the analysis of the allocations of purchase prices between tangible and intangible assets for various cable television systems owned and/or managed by the General Partner and its affiliates, Malarkey-Taylor has received fees totalling $338,419 during the two years prior to the date hereof.

 The Kagan Appraisal

  Kagan Media Appraisals, Inc. ("Kagan") has more than twenty-seven years of experience in appraising communications properties. During that period, Kagan, according to its records, has appraised more than $26 billion worth of media properties. Kagan was selected by the General Partner to render an opinion as to the fair market value of the Manitowoc System in light of such overall qualifications. No limitations were imposed with respect to the appraisal to be rendered by Kagan. The firm was selected by the General Partner to prepare an independent appraisal of the Manitowoc System because of the firm's reputation in the industry, and its relationship with one of the most notable analysts on the cable television industry. Kagan has prepared independent appraisals of other cable television systems owned and/or managed by the General Partner. Certain affiliates of Kagan generally invest in publicly held media companies pursuant to an investment policy adopted by them in 1974. As a result, portfolios owned and/or managed by affiliates of Kagan maintain a long-term investment in the General Partner. As of March 18, 1997, Kagan owned 2,234 shares of the General Partner's Class A Common Stock and 823 shares of the General Partner's Common Stock. In addition, the General Partner subscribes to a number of information services provided by affiliates of Kagan and employees of the General Partner from time to time enroll in seminars or serve as panelists in seminars conducted by affiliates of Kagan.

The General Partner believes that Kagan's holdings in it are not material and do not compromise Kagan's status as an independent appraiser of the Manitowoc System's value. Kagan has certified to the General Partner in its appraisal report that it has no present or contemplated financial interest in the Manitowoc System and that its employment and compensation are in no way contingent upon the value reported.

  Kagan used two cable television system appraisal methodologies in reaching a conclusion as to the fair market value of the Manitowoc System, namely: (i) projected future cash flows discounted back to a cumulative present value, and
(ii) correlation of those results with analysis of recent comparable cable television system sales.

  With respect to the Manitowoc System, Kagan projected that household growth in the system's service area will average 0.6 percent per year from 1997 through 2006. Kagan concluded that the Manitowoc System's penetration can be expected to grow gradually from the current 70.3 percent to 74 percent in the years 2001 through 2006. Kagan projected that for the remainder of the forecast period basic rates would increase at approximately 5 percent annually. Kagan concluded that the basic churn rate would remain constant throughout the period at 21 percent per year. Kagan assumed that pay rate increases would average 4 percent per year. Kagan also analyzed growth in pay-per-view, advertising, home shopping and ancillary revenues. Kagan concluded that the combination of expected household growth, steady gains in penetration, modest rate increases and continued growth in pay-per-view, home shopping and advertising revenues are projected to raise total system revenue to $7,800,000 in 2006 to $50.42 per subscriber per month. This is an average growth rate of approximately 5.9 percent annually over the ten-year forecast period. The ten-year discounted cash flow projections yielded a value of approximately $16,400,000 ($141 for each $500 limited partnership interest or $282 for each $1,000 invested in the Partnership) for the Manitowoc System.

  In order to correlate this statistical valuation with the realities of the marketplace, Kagan analyzed the sale of a number of comparable cable television systems that took place in 1996. Comparison of a cable television system to similar properties recently sold is an accepted appraisal methodology used to correlated statistical findings with the realities of the marketplace. Each of the comparables involved cable systems similar to the Manitowoc System in size, area demographics, basic and pay penetration levels and revenue per subscriber. Like cable properties can be compared to one another on a value-per-subscriber or cash flow multiple basis. This test is a valuation yardstick that reflects a multiple of the cash flow a subscriber is expected to generate in the first or second year of ownership. Kagan reported that cable systems have historically sold most often in the range of 9 to 11 times projected first-year cash flow with the higher end of the range generally assigned to systems that are expected to achieve significant near-term increases in cash flow. Thus, a cable subscriber forecasted to generate $170 of cash flow in the coming year and selling at 11 times that cash flow would be valued at $1,870 and that same subscriber selling at 13 times cash flow would be valued at $2,210. For the Manitowoc System's comparable analysis, Kagan studied sales of cable television systems serving between 5,000 and 20,000 subscribers, with basic penetration rates of between 50 percent and 85 percent. Kagan emphasized stand-alone, similarly sized systems located in one primary area.

  The first comparable that Kagan considered was a February 1996 transaction where a Mississippi system was sold for a cash flow multiple of 9.5. Applying this cash flow multiple to the Manitowoc System produced a comparable value of $17,200,000 ($147 for each $500 limited partnership interest or $293 for each $1,000 invested in the Partnership). A second comparable considered was the sale of a California system in July 1996 for a cash flow multiple of 8.8. Applying this cash flow multiple to the Manitowoc System produced a comparable value of $16,000,000 ($138 for each $500 limited partnership interest or $276 for each $1,000 invested in the Partnership). Kagan also looked at a transaction that closed in June 1996 which involved the sale of a different California system for a cash flow multiple of 7.6. If applied to the Manitowoc System, that transaction's cash flow multiple would yield a comparable value of $13,800,000 ($123 for each $500 limited partnership interest or $245 for each $1,000 invested in the Partnership) for the Manitowoc System. The final transaction examined by Kagan involved the sale of a Washington system for a cash flow multiple of 9.5. Applying this comparable to the Manitowoc System implies a comparable value of $17,200,000 ($147 for each

$500 limited partnership interest or $293 for each $1,000 invested in the Partnership) for the Manitowoc System. The average of the four comparable values examined by Kagan was $16,100,000 ($139 for each $500 limited partnership interest or $277 for each $1,000 invested in the Partnership).

  Kagan finally correlated the values determined by the discounted cash flow analysis and the comparable sales analysis. This correlation of values was a highly subjective process undertaken by the independent appraiser. The discounted cash flow analysis yielded a value for the Manitowoc System of approximately $16,400,000 ($141 for each $500 limited partnership interest or $282 for each $1,000 invested in the Partnership) while the analysis of comparable sales yielded a value for the Manitowoc System of approximately $16,100,000 ($139 for each $500 limited partnership interest or $278 for each $1,000 invested in the Partnership). Kagan concluded that the proximity of these values, within less than 2 percent of each other, arrived at through two independent appraisal methodologies, underscored the validity of the assumptions used to cast the ten-year cash flow projections and established a range within which the value of the Manitowoc System could be expected to fall. In arriving at a single estimate of value, Kagan considered the fact that although the Manitowoc System has some upside in basic penetration, this is limited by satellite competition and the fact that the system has no spare channel capacity to increase offerings, making it that much more vulnerable to competition. In addition, Kagan noted that the Manitowoc System has only moderate upside in household growth. All of these factors led Kagan to value the Manitowoc System at the lower end of the value range. Kagan concluded that the fair market value of the Manitowoc System at August 31, 1996 was approximately $16,100,000 ($139 for each $500 limited partnership interest or $278 for each $1,000 invested in the Partnership). The analysis undertaken by Kagan was based in part on financial statements and operating data of the Manitowoc System furnished to Kagan by the General Partner.

  As compensation for rendering an opinion as to the fair market value of the Manitowoc System, the General Partner paid Kagan a fee of $20,000. Such fee was not contingent upon the conclusion reached by Kagan in its opinion. As compensation for rendering opinions as to the fair market value of other cable television systems and related businesses owned and/or managed by the General Partner and its affiliates, and completing the analysis of the allocations of purchase prices between tangible and intangible assets for various cable television systems owned and/or managed by the General Partner and its affiliates, Kagan has received fees totalling $247,260 during the two years prior to the date hereof.

 The Bond & Pecaro Appraisal

  Bond & Pecaro, Inc. ("Bond & Pecaro") is a consulting firm specializing in valuations, asset appraisals and related financial services for the communications industry. The firm has appraised assets of more than 1,500 communications facilities. Bond & Pecaro was selected by the General Partner to render an opinion as to the fair market value of the Manitowoc System in light of such overall qualifications. No limitations were imposed with respect to the appraisal to be rendered by Bond & Pecaro. The firm was selected by the General Partner to prepare an independent appraisal of the Manitowoc System because of the firm's reputation in the industry. Bond & Pecaro has prepared independent appraisals of other cable television systems owned and/or managed by the General Partner. The principals of Bond & Pecaro are not affiliated in any way with the General Partner.

  Like Kagan, Bond & Pecaro used both the income and the market methodologies to determine the fair market value of the Manitowoc System as of August 31, 1996. The firm developed a discounted cash flow analysis to determine the value of the Manitowoc System based upon its economic potential. The results of this analysis indicated that the value of the Manitowoc System as of August 31, 1996 was $16,713,500 ($143 for each $500 limited partnership interest or $286 for each $1,000 invested in the Partnership). In order to verify the results of the discounted cash flow analysis, Bond & Pecaro also utilized a comparable sales approach, relying upon an analysis of subscriber multiples. The results of this analysis supported the firm's conclusions about valuation resulting from application of the income approach.

  Bond & Pecaro reported that the initial parameter upon which its discounted cash flow projection is based is homes passed. Two factors affect the number of homes passed: new plant construction and household growth.

In preparing its projection, Bond & Pecaro assumed that the number of households in the Manitowoc System's franchise area will increase at a rate equivalent to the average growth projected for the areas served by the system as a whole, or approximately 0.8 percent per year. Bond & Pecaro concluded that the basic penetration rate would grow modestly over the 10-year projected period from the current 69.4 percent to approximately 85 percent by 2006. The firm projected that pay penetration of the Manitowoc System will increase from a level of 63.2 percent in 1996 to approximately 72 percent by 2006. Bond & Pecaro concluded that due to regulatory and competitive restrictions, service rates for basic and expanded basic services are expected to grow with inflation while premium channel service rates are expected to remain relatively flat throughout the 10-year projected period. Bond & Pecaro estimated that pay-per-view service revenue will increase at a 12 percent annual rate through 2006, that commercial advertising will increase at an 11.3 percent annual rate through 1999 and at an 11.4 percent rate thereafter through the period and that annual installation revenue would grow at a compound annual rate of 3.5 percent during the projection period. The firm concluded that equipment rental revenues as well as other revenues also should increase by 3.5 percent annually through 2006. Bond & Pecaro concluded that total system revenues would increase from $3,900,000 in 1996 to approximately $7,200,000 in 2006. For purposes of its appraisal, Bond & Pecaro assumed that the Manitowoc System would maintain an operating profit margin of 42.5 percent, which was the system's operating profit margin in August 1996. Depreciation and amortization estimates were based upon an estimated tangible asset value of $2,820,000, the continuing annual capital expenditures required to upgrade and maintain the system's plant and equipment and the system's estimated intangible asset value. Bond & Pecaro used an estimated tax rate of
40.1 percent to project the taxable income of the Manitowoc System because the estimated rate reflects the combined federal, state and local tax rates in effect on August 31, 1996. Capital expenditures were projected at approximately 8 percent of the estimated value of the tangible assets of the Manitowoc System as of August 1996.

  Bond & Pecaro then determined the net after-tax cash flow for the Manitowoc System. After taxes were subtracted from the system's taxable income, non-cash depreciation and amortization expense was added back to net income to yield after-tax cash flow. From the after-tax cash flow, a provision for subsequent capital expenditures was deducted to calculate the net after-tax cash flow. Bond & Pecaro used a discount rate of 12 percent to calculate the present value of the net after-tax cash flows. In order to account for the risks associated with investments in the cable television industry and in the Manitowoc System in particular, Bond & Pecaro added a premium to a base discount rate to develop the 12 percent rate employed in its analysis. Bond & Pecaro then applied a multiplier of 10.75 to the Manitowoc System's 2006 operating cash flow. Bond & Pecaro's appraisal noted that multiples used in the valuation of cable television systems of a type similar to the Manitowoc System range from twelve to nine times operating cash flow, depending on market conditions and a system's profit potential. Bond & Pecaro noted also that exceptional circumstances will warrant multiples outside of this range. The appraisal report indicated that the selected multiple of 10.75 was used to estimate the value of the system at the end of the investment period. According to Bond & Pecaro, this multiple reflects the state of the market for cable television systems as of August 31, 1996, tempered by the economic conditions of the system's franchise service area, the necessity for a system rebuild and the uncertainty introduced by re-regulation of the cable television industry and competition from telephone companies and direct broadcast satellite operators. The 10-year discounted cash flow projection of Bond & Pecaro yielded a value of approximately $16,713,500 ($143 for each $500 limited partnership interest or $286 for each $1,000 invested in the Partnership) for the Manitowoc System.

  In order to correlate this statistical valuation with the realities of the marketplace, Bond & Pecaro analyzed the sale of ten comparable cable television systems that took place between November 1995 and August 1996. The sales examined by Bond & Pecaro were selected based upon their comparability to the Manitowoc System. Subscriber counts for the comparable cable television systems were within 25 percent of the August 31, 1996 subscriber count for the Manitowoc System. The prices paid for these comparable systems ranged from $9.6 million to $20 million. With this analysis, Bond & Pecaro concluded that the average price per subscriber paid for the ten comparable cable television systems sales was approximately $1,419. Bond & Pecaro concluded that the Manitowoc System's overall fair market value was $16,700,000 ($143 for each $500 limited partnership interest or $286 for each $1,000 invested in the Partnership). This $16,700,000 value reflects a subscriber multiple of approximately $1,540 per subscriber, which is consistent with prevailing subscriber multiples of comparable sales.

  A representative of Bond & Pecaro visited the offices and technical facilities of the Manitowoc System in June 1995 as part of its preparation of the appraisal report. The firm's representative consulted with system management regarding market factors and system-specific issues that impacted the value of the system's tangible and intangible assets. Specific data provided by the system and the General Partner included historical audited financial statements for fiscal years 1992 through 1995, 1996 year to date unaudited financial statements, operating statistical summaries, system technical data, market demographic data and related materials. Other sources consulted in the preparation of the appraisal included industry factbooks, government publications and similar reference materials. Bond & Pecaro also relied upon information furnished by the Manitowoc System's management relating to the age, condition and adequacy of the system's physical plant.

  As compensation for rendering an opinion as to the fair market value of the Manitowoc System, the General Partner paid Bond & Pecaro a fee of $5,295. Such fee was not contingent upon the conclusions reached by Bond & Pecaro in its opinion. As compensation for rendering opinions as to the fair market value of other cable television systems owned and/or managed by the General Partner and its affiliates, Bond & Pecaro has received fees totalling $64,866 during the two years prior to the date hereof.

COSTS OF THE TRANSACTION

  The following is a reasonably itemized estimate of all expenses incurred or to be incurred in connection with the proposed sale of the Manitowoc System, all of which will be paid by the General Partner, including without limitation the cost of soliciting the votes of the holders of limited partnership interests:

        Filing fees                      $ 1,516
        Legal fees                       $10,000
        Accounting fees                  $10,000
        Appraisal fees                   $29,830
        Printing costs                   $35,000
        Postage and miscellaneous costs  $10,000

                            PROPOSED SALE OF ASSETS

THE PURCHASE AND SALE AGREEMENT

  Pursuant to the terms and conditions of a purchase and sale agreement dated as of September 5, 1995, as amended September 30, 1996 (the "Purchase and Sale Agreement") by and between the Venture and the General Partner, the Venture has agreed to sell the Manitowoc System. The General Partner intends to finance the acquisition of the Manitowoc System using cash on hand and cash generated from operations. Based upon amounts estimated as of December 31, 1996, the aggregate cost of the acquisition of the Manitowoc System to the General Partner, including the adjusted contract purchase price, will be approximately $15,731,456.

  The closing of the sale will occur on a date upon which the Venture and the General Partner mutually agree by June 30, 1997. It is anticipated that the closing will occur within a few weeks after receipt of the approval of the sale by the limited partners of the Venture's four constituent partnerships. Because the closing is conditioned upon, among other things, the approval of the limited partners of the Venture's four constituent partnerships and the receipt of material third party consents necessary for the transfer of the Manitowoc System, there can be no assurance that the proposed sale will occur. If all conditions precedent to the purchaser's obligation to close are not eventually satisfied or waived, the purchaser's obligation to purchase the Manitowoc System will terminate on June 30, 1997.

THE MANITOWOC SYSTEM

  The assets to be acquired consist primarily of the real and personal, tangible and intangible assets of the Venture's Manitowoc System. The purchaser will purchase all of the tangible assets of the Manitowoc System, including, among other things, the headend equipment, underground and aboveground cable distribution systems, towers, earth satellite receive stations, and furniture and fixtures of the Manitowoc System. The purchaser also will acquire certain of the intangible assets of the Manitowoc System, including, among other things, all of the franchises, leases, agreements, permits, licenses and other contracts and contract rights of the Manitowoc System. Also included in the sale are certain parcels of real estate owned by the Manitowoc System, the subscriber accounts receivable of the Manitowoc System and all of the Manitowoc System's engineering records, files, schematics, maps, reports, promotional graphics, marketing materials and reports filed with federal, state and local regulatory agencies. Certain of the Manitowoc System's assets will be retained by the Venture, including cash or cash equivalents on hand and in banks, certain insurance policies and rights and claims thereunder, and any federal or state income tax refunds to which the Venture may be entitled.

PURCHASE PRICE

  Subject to the working capital adjustments described below, the purchase price for the Manitowoc System is $16,122,333. The purchase price will be reduced by any accounts payable and accrued expenses and vehicle lease obligations existing on the closing date. The purchase price will be increased by any accounts receivable existing on the closing date. The purchase price for the Manitowoc System also will be adjusted as of the closing date with respect to all items of income and expense associated with the operation of the Manitowoc System. This adjustment will reflect, in accordance with generally accepted accounting principles, that all expenses and income attributable to the period on or after the closing date are for the account of the General Partner and those prior to the closing date are for the account of the Venture. Please see Note 3 of the Notes to Unaudited Pro Forma Financial Statements for a detailed accounting of the estimated closing adjustments.

CONDITIONS TO CLOSING

  The purchaser's obligations under the Purchase and Sale Agreement are subject to the following conditions: (a) the Venture shall have obtained all material consents and approvals from governmental authorities and third parties, with whom the Venture has contracted that are necessary for the transfer of the Manitowoc System, and (b) all representations and warranties of the Venture shall be true and correct in all material respects as of the closing date. The Venture has obtained all material state and federal regulatory approvals that are required for this transaction, including the consent of the City of Manitowoc to the transfer of the cable franchise, and the General Partner does not anticipate that the Venture will experience any significant difficulty in obtaining the other necessary consents and approvals to the currently proposed sale. If, however, the Venture fails to obtain certain consents and approvals of third parties with whom the Manitowoc System has contracted, the General Partner likely will waive this condition to closing. In such circumstances, the General Partner would agree to indemnify the Venture for any liabilities incurred in connection with a closing without prior receipt of all necessary consents. The Venture's obligations under the Purchase and Sale Agreement are subject to the receipt of the purchase price for the Manitowoc System.

                        FEDERAL INCOME TAX CONSEQUENCES

  The purpose of the following discussion of the income tax consequences of the proposed transaction is to inform the limited partners of the Partnership of the federal income tax consequences to the Partnership and to its partners arising from the sale of the Manitowoc System. The tax information included herein was prepared by the tax department of the General Partner. The tax information is taken from tax data compiled by the General Partner in its role as the Partnership's tax administrator and is not based upon the advice or formal opinion of counsel. The tax discussion that follows is merely intended to inform the limited partners of factual information and should not be considered tax advice.

  By the expected date of the Manitowoc System's sale, the limited partners will have received certain tax benefits from their investment in the Partnership. Assuming maximum federal income tax rates and no other sources of passive income, limited partners will have received $11,770,801 in tax benefits from Partnership losses ($471 per $1,000 invested).

  The sale of the Manitowoc System will result in a gain for federal income tax purposes. The amount of this gain allocated to limited partners is approximately $4,786,283. The General Partner estimates that $3,936,772 ($158 per $1,000 invested) of this gain will be treated as ordinary income. This amount of ordinary income results from the recapture of depreciation on personal property under Section 1245. The General Partner estimates that the remainder of the gain, $849,511 ($34 per $1,000 invested), will be treated as long term capital gain under Section 1231.

  Assuming the 31 percent rate applies to ordinary income and the 28 percent rate applies to long term capital gain income, as a result of the sale of the Manitowoc System, a limited partner will be subject to federal income taxes of $58 per $1,000 invested in the Partnership. The taxable income will be recognized in the year of the closing of the sale, which is expected to be 1997.

  The sale of the Manitowoc System will cause the liquidation of the Partnership, which will result in an additional tax deduction for the limited partners. The final capital account balance reported on the 1997 Schedule K-1 of each limited partner will reflect a positive ending capital account balance that is projected to equal $130 per $1,000 invested. This amount represents partnership syndication costs that may be deducted on the limited partners' tax return as a long term capital loss under Section 731. The deduction of long term capital losses may be limited depending on each partners' specific income tax situation.

  Limited partners who are non-resident aliens or foreign corporations ("foreign persons") are subject to a withholding tax on their share of the Partnership's income from the sale of the Manitowoc System. The withholding rates are 39.6 percent for individual partners and 35 percent for corporate partners. The tax withheld will be remitted to the Internal Revenue Service and the foreign person will receive a credit on their U.S. tax return for the amount of the tax withheld by the Partnership. The tax withheld will be treated as a distribution to the limited partner.

                   CERTAIN INFORMATION ABOUT THE PARTNERSHIP
                            AND THE GENERAL PARTNER

  The General Partner acquires, develops and operates cable television systems for itself and for its managed limited partnerships. Based on the number of basic subscribers served by the General Partner's owned and managed cable television systems, the General Partner is one of the largest cable television system operators in the United States. It owns and/or manages for affiliated public limited partnerships 56 cable television systems in 23 states serving approximately 1.4 million basic subscribers. The principal executive offices of the Partnership and the General Partner are located at 9697 East Mineral Avenue, Englewood, Colorado 80112, and their telephone number is (303) 792-3111.

  The limited partnership interests of the Partnership are registered pursuant to Section 12(g) of the Exchange Act. As such, the Partnership currently is subject to the informational reporting requirements of the Exchange Act and, in accordance therewith, is obligated to file periodic reports, proxy statements and other information with the Securities and Exchange Commission relating to its business, financial condition and other matters. Reports and other information filed by the Partnership can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the following regional offices of the Commission: 7 World Trade Center, Suite 1300, New York, New York 10048 and Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. The Commission also maintains a World Wide Web site that contains reports, proxy statements and information statements of registrants (including the Partnership) that file electronically with the Commission at http://www.sec.gov. The Partnership will be liquidated and dissolved after the sale of the Manitowoc System. The Partnership's registration and reporting requirements under the Exchange Act will be terminated upon dissolution of the Partnership.

  The General Partner also is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, files periodic reports, proxy statements and other financial information with the Securities and Exchange Commission relating to its business, financial condition and other matters. Information, as of particular dates, concerning the General Partner's directors and officers, their compensation, options granted to them, the principal holders of the General Partner's securities and any material interest of such persons in transactions with the General Partner is required to be disclosed in certain documents filed with the Commission. Such reports, proxy statements and other information may be inspected at the above-listed public reference facilities maintained by the Commission and at the Commission's World Wide Web site. Copies of such materials may be obtained upon payment of the Commission's prescribed charges by writing to the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549.

  The name, business address and principal occupation and employment for the past five years of each of the directors and executive officers of the General Partner are set forth in Schedule 1 to this Proxy Statement. To the best knowledge of any of the persons listed on Schedule 1 hereto, except as disclosed on such schedule, no persons listed on such schedule beneficially own any limited partnership interests in the Partnership.

  Except as disclosed herein, neither the General Partner nor, to the best of its knowledge, any of the persons listed on Schedule 1 hereto, has any contract, arrangement, understanding or relationship with any other person with respect to any limited partnership interest of the Partnership, including, but not limited to, any contract, arrangement, understanding or relationship concerning the transfer or the voting of any of such interests, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guaranties against loss or the giving or withholding of proxies.

                      CERTAIN RELATED PARTY TRANSACTIONS

  The General Partner and its affiliates engage in certain transactions with the Venture as contemplated by the Partnership Agreement. The General Partner believes that the terms of such transactions are generally as favorable as could be obtained by the Venture from unaffiliated parties. This determination has been made by the General Partner in good faith, but none of the terms were or will be negotiated at arm's-length and there can be no assurance that the terms of such transactions have been or will be as favorable as those that could have been obtained by the Venture from unaffiliated parties.

  The purchase price for the Manitowoc System was determined in accordance with the provisions of the Partnership Agreement but the proposed sale of the Manitowoc System by the Venture to the General Partner was not negotiated at arm's-length and thus there can be no assurance that the terms of such transaction have been or will be as favorable as those that could have been obtained by the Venture from an unaffiliated purchaser.

  The General Partner charges the Venture a management fee relating to its cable television system, and the Venture reimburses the General Partner for certain allocated overhead and administrative expenses in accordance with the terms of the Partnership Agreement. These expenses consist primarily of salaries and benefits paid to corporate personnel, rent, data processing services and other facilities costs. Such personnel provide engineering, marketing, administrative, accounting, legal and investor relations services to the Partnership and the Venture. Allocations of personnel costs are based primarily on actual time spent by employees of the General Partner with respect to cable television systems managed. Systems owned by the General Partner and all other systems owned by partnerships for which Jones Intercable, Inc. is the general partner are also allocated a proportionate share of these expenses. No duplicate management or other fees or reimbursements are charged to the Partnership and the Partnership bears only 47 percent of the fees and reimbursements paid by the Venture, which is attributable to the Partnership's 47 percent ownership interest in the Venture.

  The General Partner from time to time also advances funds to the Venture and charges interest on the balances payable from the Venture. The interest rate charged the Venture approximates the General Partner's weighted average cost of borrowing.

  The Manitowoc System receives stereo audio programming from Superaudio, a joint venture owned 50 percent by an affiliate of the General Partner and 50 percent by an unaffiliated party, and educational video programming from Jones Education Company, an affiliate of the General Partner, for fees based upon the number of subscribers receiving the programming.

  Jones Infomercial Networks, Inc. ("Infomercial"), an affiliate of the General Partner, provides advertising time for third parties on the Manitowoc System. In consideration, the revenues generated from the third parties are shared two-thirds and one-third between Infomercial and the Venture. During the year ended December 31, 1995 and the nine months ended September 30, 1996, the Venture received revenues from Infomercial totalling $4,559 and $1,199, respectively.

  The charges to the Venture for related party transactions were as follows for the periods indicated:

                                                         FOR THE YEAR ENDED
                                                            DECEMBER 31,
                                                      -------------------------
                                                        1996    1995     1994
                                                      -------- ------- --------
     Management fees................................. $186,316 $81,634 $164,805
     Allocation of expenses..........................  222,361 282,057  272,753
     Interest expense................................    6,882   6,848   13,306
     Amount of notes and advances outstanding........        0  45,258   72,764
     Highest amount of notes and advances
      outstanding....................................   45,258  77,215   72,764
     Programming fees:
       Superaudio....................................    7,138   6,318    6,105
       Jones Education Company.......................   22,229  19,519    8,848

                  USE OF PROCEEDS FROM MANITOWOC SYSTEM SALE

  The following is a brief summary of the Partnership's estimated use of the proceeds from the sale of the Manitowoc System. All of the following selected financial information is based upon amounts as of December 31, 1996 and certain estimates of liabilities at closing. Final results may differ from these estimates. A more detailed discussion of the financial consequences of the sale of the Manitowoc System is set forth below under the caption "Unaudited Pro Forma Financial Information." All limited partners are encouraged to review carefully the unaudited pro forma financial statements and notes thereto.

  If the holders of a majority of limited partnership interests of the four partnerships that comprise the Venture approve the proposed sale of the Manitowoc System and the transaction is closed, the Venture will pay all of its indebtedness and then the net sale proceeds will be distributed to the four constituent partnerships of the Venture. The Partnership will receive 47 percent of such proceeds and the Partnership will distribute this portion of the net sale proceeds pursuant to the terms of the Partnership Agreement. The estimated uses of the sale proceeds are as follows:

   Contract Sales Price of the Manitowoc System.................... $16,122,333
   Add:Cash on Hand................................................   3,573,400
   Less:Estimated Net Closing Adjustments..........................    (390,877)
      Repayment of Debt............................................      (3,679)
                                                                    -----------
        Cash Available for Distribution to Joint Venturers.........  19,301,177
        Cash Distributed to Other Joint Venturers.................. (10,250,855)
                                                                    -----------
        Cash Available for Distribution by the Partnership......... $ 9,050,322
                                                                    ===========
        Limited Partners' Share (75%).............................. $ 6,944,099
                                                                    ===========
        General Partner's Share (25%).............................. $ 2,106,223
                                                                    ===========

  Based upon financial information available at December 31, 1996, below is an estimate of all cash distributions that will have been made to limited partners after the distribution of the proceeds from the sale of the Manitowoc System is completed.

   Summary of Estimated Cash Distributions to Limited Partners:
     Return of Limited Partners' Initial Capital on the 1990 Sale
      of the Venture's Wisconsin Systems...........................  $25,000,000
     Limited Partners' Share of Residual Proceeds on the 1990 Sale
      of the Venture's Wisconsin Systems...........................   24,016,548
     Limited Partners' Share of Residual Proceeds on the 1997 Sale
      of the Venture's Manitowoc System............................    6,944,099
                                                                     -----------
     Total Estimated Cash Received by Limited Partners.............  $55,960,647
                                                                     ===========
     Total Cash Received per $1,000 of Limited Partnership Capital.  $     2,238
                                                                     ===========
     Total Cash Received per $500 Limited Partnership Interest ....  $     1,119
                                                                     ===========

  The estimated after-tax internal rate of return on an investment in the Partnership is approximately 12.7 percent. This internal rate of return includes the distribution to be made of the net proceeds from the sale of the Manitowoc System and the prior distribution of the net proceeds from the sale of the Venture's Wisconsin systems in June 1990.

  Based on financial information available at December 31, 1996, the following table presents the estimated results of the Partnership when the Venture has completed the sale of the Manitowoc System:

   Dollar Amount Raised.......................................     $25,000,000
   Number of Cable Television Systems Purchased Directly......            None
   Number of Cable Television Systems Purchased Indirectly....           Eight
   Date of Closing of Offering................................      April 1984
   Date of First Sale of Properties...........................  September 1989
   Tax and Distribution Data per $1,000 of Limited Partnership
    Capital:
     Federal Income Tax Results
       Ordinary Income (Loss)
       --from operations......................................         $(1,392)
       --from recapture.......................................         $ 1,883
       Capital Gain (Loss)....................................         $   747
     Cash Distributions to Investors
       Source (on GAAP basis)
       --investment income....................................         $ 1,238
       --return of capital....................................         $ 1,000
       Source (on cash basis)
       --sales................................................         $ 2,238

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                          OF CABLE TV FUND 11-D, LTD.

  The following unaudited pro forma financial statements assume that as of December 31, 1996, the Venture had sold the Manitowoc System for $16,122,333. The funds available to the Venture, adjusting for the estimated net closing adjustments of the Manitowoc System, are expected to total approximately $15,731,456. Such funds will be used to repay indebtedness and the balance will be distributed to the four constituent partnerships of the Venture pursuant to the percentage ownership interests in the Venture of each Partnership and then each partnership will distribute its share of the net proceeds pursuant to the terms of their partnership agreements, which will be 75 percent to the limited partners and 25 percent to the General Partner.

  The unaudited pro forma financial statements should be read in conjunction with the appropriate notes to the unaudited pro forma financial statements.

  ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF DECEMBER 31, 1996 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                            CABLE TV FUND 11-D, LTD.

                       UNAUDITED PRO FORMA BALANCE SHEET
                               DECEMBER 31, 1996

                                                           PRO FORMA   PRO FORMA
                                             AS REPORTED  ADJUSTMENTS   BALANCE
                                             -----------  -----------  ----------
ASSETS
Cash and cash equivalents................... $      --    $9,050,322   $9,050,322
Investment in cable television venture......  2,908,226   (2,908,226)         --
                                             ----------   ----------   ----------
    Total Assets............................ $2,908,226   $6,142,096   $9,050,322
                                             ==========   ==========   ==========
LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)
  Accrued distribution to Limited Partners.. $      --    $6,944,099   $6,944,099
  Accrued distribution to General Partner...        --     2,106,223    2,106,223
                                             ----------   ----------   ----------
    Total Liabilities.......................        --     9,050,322    9,050,322
                                             ----------   ----------   ----------
Partners' Capital (Deficit):
  General Partner...........................   (172,820)     172,820          --
  Limited Partners..........................  3,081,046   (3,081,046)         --
                                             ----------   ----------   ----------
    Total Partners' Capital (Deficit).......  2,908,226   (2,908,226)         --
                                             ----------   ----------   ----------
  Total Liabilities and Partners' Capital
   (Deficit)................................ $2,908,226   $6,142,096   $9,050,322
                                             ==========   ==========   ==========


   The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited balance sheet.

                            CABLE TV FUND 11-D, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                            PRO FORMA  PRO FORMA
                                               AS REPORTED ADJUSTMENTS  BALANCE
                                               ----------- ----------- ---------
EQUITY IN NET INCOME OF CABLE TELEVISION
 JOINT VENTURE................................  $196,162    $(196,162) $    --
                                                --------    ---------  --------
NET INCOME....................................  $196,162    $(196,162) $    --
                                                ========    =========  ========
NET INCOME PER LIMITED PARTNERSHIP UNIT.......  $   3.88    $   (3.88) $    --
                                                ========    =========  ========


   The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                           CABLE TV FUND 11-D, LTD.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

  1) The Partnership has a 47 percent ownership interest in the Venture through capital contributions made during 1984 of $21,100,000. The following calculations present the sale of the Manitowoc System and the resulting estimated distributions to be received by the Partnership.

  2) The unaudited pro forma balance sheet of the Partnership assumes that the Venture had sold the Manitowoc System for $16,122,333 as of December 31, 1996. The unaudited statement of operations of the Partnership assumes that the Venture had sold the Manitowoc System as of January 1, 1996.

  3) The Venture had a cash balance of $3,573,400 at December 31, 1996. Of this cash balance, approximately $1,389,000 represents cash generated from the operations of the Manitowoc System and approximately $2,184,000 represents residual proceeds from the sale of the Wisconsin systems in 1990. This cash will be distributed with the net proceeds from the sale of the Manitowoc System. The $1,389,000 generated from the operations of the Manitowoc System will be distributed 99 percent to the limited partners and 1 percent to the General Partner. The $2,184,000 of residual proceeds will be distributed 75 percent to the limited partners and 25 percent to the General Partner.

  4) The estimated gain recognized from the sale of the Manitowoc System and corresponding estimated distribution to limited partners as of December 31, 1996 has been computed as follows:

GAIN ON SALE OF ASSETS:

Contract sales price.............................................. $16,122,333
Less: Net book value of investment in cable television properties at September 30, 1996.......................................  (2,441,259)
   Additional franchise costs.....................................  (1,850,000)
                                                                   -----------
Gain on sale of assets............................................ $11,831,074
                                                                   ===========
Partnership's share of gain on sale of assets..................... $ 5,547,459
                                                                   ===========
DISTRIBUTIONS TO PARTNERS:
Contract sales price.............................................. $16,122,333
Add:Trade receivables, net........................................     102,383
Prepaid expenses..................................................      61,804
Less:Accrued liabilities assumed by the General Partner...........    (533,675)
Subscriber prepayments............................................     (21,389)
                                                                   -----------
Adjusted cash received............................................  15,731,456
Less:Outstanding debt to third parties............................      (3,679)
Add:Cash on hand..................................................   3,573,400
                                                                   -----------
Cash available for distribution...................................  19,301,177
Cash distributed to other Joint Venturers......................... (10,250,855)
                                                                   -----------
Cash available for distribution by the Partnership................ $ 9,050,322
                                                                   ===========
Amount due Limited Partners (75%)................................. $ 6,944,099
                                                                   ===========
Amount due General Partner (25%).................................. $ 2,106,223
                                                                   ===========

                             AVAILABLE INFORMATION

  The Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 is being mailed to the limited partners of the Partnership together with this Proxy Statement. Copies of the three independent appraisals of the fair market value of the Manitowoc System and copies of the Purchase and Sale Agreement between the Venture and the Purchaser are available to each limited partner of the Partnership upon written request to Elizabeth M. Steele, Secretary, Jones Intercable, Inc., 9697 East Mineral Avenue, Englewood, Colorado 80112, (303) 792-3111. Copies of these documents will be provided at the expense of the requesting limited partner.

  A Rule 13e-3 Transaction Statement furnishing certain additional information with respect to the transaction described herein has been jointly filed by the Partnership and the General Partner with the Securities and Exchange Commission.

                          INCORPORATION BY REFERENCE

  The Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 is incorporated by reference in this Proxy Statement. The Partnership specifically incorporates by reference herein Item 1. Business,
Item 2. Properties, Item 5. Market for the Registrant's Common Stock and Related Security Holder Matters, Item 6. Selected Financial Data, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements from its 1996 Annual Report on Form 10-K.

                                                                     SCHEDULE 1

            EXECUTIVE OFFICERS AND DIRECTORS OF THE GENERAL PARTNER

  Set forth below is the name, residence or business address, present principal occupation or employment and five-year employment history of the executive officers and directors of the General Partner. Also set forth is the aggregate number of limited partnership interests of the Partnership beneficially owned by each such person. The present principal occupation of each executive officer of the General Partner is as an executive officer of the General Partner. The Partnership has no officers or employees. All persons listed, except for Messrs. Burney, MacDonald and Vanaselja, are citizens of the United States. Messrs. Burney, MacDonald and Vanaselja are citizens of Canada.

                                                                            AGGREGATE NUMBER
                                                                               OF LIMITED
                                                                          PARTNERSHIP INTERESTS
      NAME AND ADDRESS                 OCCUPATION OR EMPLOYMENT            BENEFICIALLY OWNED
      ----------------                 ------------------------           ---------------------
Glenn R. Jones               Mr. Jones has served as Chairman of the                0
c/o Jones Intercable, Inc.    Board of Directors and Chief Executive
9697 E. Mineral Avenue        Officer of the General Partner since its
Englewood, CO 80112           formation in 1970.

Christopher J. Bowick        Mr. Bowick is the General Partner's Group              0
c/o Jones Intercable, Inc.    Vice President/Technology and its Chief
9697 E. Mineral Avenue        Technical Officer. Prior to joining the
Englewood, CO 80112           General Partner in 1991, Mr. Bowick worked
                              as Vice President of Engineering of
                              Scientific Atlanta's transmission systems
                              business division.

Derek H. Burney              Mr. Burney was appointed a Director of the             0
c/o Bell Canada               General Partner in December 1994 and he
International Inc.            became Vice Chairman of the General
1000 rue de la Gauchetiere    Partner's Board in January 1995. Mr. Burney
Bureau 1100                   joined BCE Inc., Canada's largest
Montreal (PQ)                 telecommunications company, in January
Canada H3B 4Y8                1993, and he has been Chairman of Bell
                              Canada International Inc., a subsidiary of
                              BCE Inc., since that time and, in addition,
                              he has been the subsidiary's Chief
                              Executive Officer since July 1993. Prior to
                              joining BCE Inc., Mr. Burney was Canada's
                              ambassador to the United States from 1989
                              to 1992.

Robert E. Cole               Mr. Cole was appointed a director of the               0
c/o Jones Intercable, Inc.    General Partner in March 1996. Mr. Cole is
9697 E. Mineral Avenue        currently self-employed as a partner of
Englewood, CO 80112           First Variable Insurance Marketing and is
                              responsible for marketing to National
                              Association of Securities Dealers, Inc.
                              firms in northern California, Oregon,
                              Washington and Alaska. From 1993 to 1995,
                              Mr. Cole was the director of marketing for
                              Lamar Life Insurance Company; from 1992 to
                              1993, Mr. Cole was senior vice president of
                              PMI Inc., a third party lender serving the
                              special needs of corporate owned life
                              insurance (COLI) and from 1988 to 1992, Mr.
                              Cole was the principal of a specialty
                              investment banking firm that provided
                              services to finance the ownership and
                              growth of emerging companies, productive
                              assets and real property.

                                                                            AGGREGATE NUMBER
                                                                               OF LIMITED
                                                                          PARTNERSHIP INTERESTS
      NAME AND ADDRESS                 OCCUPATION OR EMPLOYMENT            BENEFICIALLY OWNED
      ----------------                 ------------------------           ---------------------
Kevin P. Coyle               Mr. Coyle, Group Vice President/Finance of             0
c/o Jones Intercable, Inc.    the General Partner, has been the General
9697 E. Mineral Avenue        Partner's Chief Financial Officer since
Englewood, CO 80112           1990. Mr. Coyle has been an associate of
                              the General Partner since 1981.

William E. Frenzel           Mr. Frenzel was appointed a Director of the            0
1775 Massachusetts Avenue,    General Partner in April 1995. He has been
NW                            a Guest Scholar since 1991 with the
Washington, DC 20036          Brookings Institution, a research
                              organization located in Washington D.C.
                              Until his retirement in January 1991, Mr.
                              Frenzel served for twenty years in the
                              United States House of Representatives.

Donald L. Jacobs             Mr. Jacobs was appointed a Director of the             0
60435 Tekampe Road            General Partner in April 1995. From 1983 to
Bend, OR 97702                1992, at which time Mr. Jacobs retired, Mr.
                              Jacobs was an executive officer of TRW.
                              Prior to his retirement, he was Vice
                              President and Deputy Manager of the Space
                              and Defense Sector; prior to that
                              appointment, he was the Vice President and
                              General Manager of the Defense Systems
                              Group; and prior to that appointment, he
                              was President of ESL, Inc., a subsidiary of
                              TRW.

Larry Kaschinske             Mr. Kaschinske has been the Controller and             0
c/o Jones Intercable, Inc.    Chief Accounting Officer of the General
9697 E. Mineral Avenue        Partner since 1994. Mr. Kaschinske has been
Englewood, CO 80112           an associate of the General Partner since
                              1984.

James J. Krejci              Mr. Krejci has been a Director of the                  0
c/o Jones Intercable, Inc.    General Partner since 1987. He was the
9697 E. Mineral Avenue        President of the International Division of
Englewood, CO 80112           International Gaming Technology
                              headquartered in Reno, Nevada from May 1994
                              until March 1995. Prior to joining
                              International Gaming Technology, Mr. Krejci
                              had been a Group Vice President of the
                              General Partner since 1987.

                                                                            AGGREGATE NUMBER
                                                                               OF LIMITED
                                                                          PARTNERSHIP INTERESTS
      NAME AND ADDRESS                 OCCUPATION OR EMPLOYMENT            BENEFICIALLY OWNED
      ----------------                 ------------------------           ---------------------
John A. MacDonald            Mr. MacDonald was appointed a Director of              0
c/o Bell Canada               the General Partner in November 1995. Mr.
International Inc.            MacDonald is Executive Vice President-
1000 rue de la Gauchetiere    Business Development and Chief Technology
Bureau 1100                   Officer of Bell Canada. Prior to joining
Montreal (PQ)                 Bell Canada in November 1994, he was
Canada H3B 4Y8                President and Chief Executive Officer of
                              The New Brunswick Telephone Company, a post
                              he had held since March of that year. Mr.
                              MacDonald began his career with NBTel in
                              1977 and he held various posts with that
                              Company until his departure in November
                              1994.

James B. O'Brien             Mr. O'Brien has been President and a                   0
c/o Jones Intercable, Inc.    Director of the General Partner since 1989.
9697 E. Mineral Avenue        Mr. O'Brien has been with the General
Englewood, CO 80112           Partner since 1982 in various operational
                              management positions.

Raphael M. Solot             Mr. Solot was appointed a director of the              0
c/o Jones Intercable, Inc.    General Partner in March 1996. Mr. Solot is
9697 E. Mineral Avenue        an attorney in private practice. He has
Englewood, CO 80112           practiced law for 31 years with an emphasis
                              on franchise, corporate and partnership law
                              and complex litigation.

Elizabeth M. Steele          Ms. Steele joined the General Partner in               0
c/o Jones Intercable, Inc.    1987 as Vice President/General Counsel and
9697 E. Mineral Avenue        Secretary. Prior to that time, Ms. Steele
Englewood, CO 80112           was a partner at Davis, Graham & Stubbs, a
                              Denver, Colorado law firm that serves as
                              counsel to the General Partner.

Howard O. Thrall             Mr. Thrall was appointed a director of the             0
c/o Jones Intercable, Inc.    General Partner in March 1996 and he had
9697 E. Mineral Avenue        previously served as a director of the
Englewood, CO 80112           General Partner from December 1988 to
                              December 1994. Mr. Thrall is senior vice
                              president--corporate development for First
                              National Net, Inc., a leading service
                              provider for the mortgage banking industry.
                              From September 1993 through July 1996, Mr.
                              Thrall served as vice president of sales,
                              Asian region for World Airways, Inc. From
                              1984 until August 1993, Mr. Thrall was with
                              the McDonnell Douglas Corporation, where he
                              was a regional vice president, commercial
                              marketing with the Douglas Aircraft Company
                              subsidiary.

                                                                            AGGREGATE NUMBER
                                                                               OF LIMITED
                                                                          PARTNERSHIP INTERESTS
      NAME AND ADDRESS                 OCCUPATION OR EMPLOYMENT            BENEFICIALLY OWNED
      ----------------                 ------------------------           ---------------------
Siim A. Vanaselja            Mr. Vanaselja was appointed a director of              0
c/o Bell Canada               the General Partner in August 1996. Mr.
International Inc.            Vanaselja joined BCE, Inc., Canada's
1000 rue de la Gauchetiere    largest telecommunications company, in
Bureau 1100                   February 1994 and he has served in various
Montreal (PQ) Canada H3B      capacities with that company and its
4Y8                           subsidiaries since that time. He currently
                              serves as Chief Financial Officer at Bell
                              Canada International Inc. Prior to joining
                              BCE Inc. and since August 1989, Mr.
                              Vanaselja was a partner in the Toronto
                              office of KPMG Peat Marwick Thorne.

Raymond L. Vigil             Mr. Vigil has been Group Vice                          0
c/o Jones Intercable, Inc.    President/Human Resources of the General
9697 E. Mineral Avenue        Partner since 1993. Previous to joining the
Englewood, CO 80112           General Partner, Mr. Vigil served as
                              Executive Director of Learning at U S West.
                              Prior to U S West, Mr. Vigil worked in
                              various human resources posts over a 14-
                              year term with the IBM Corporation.

Ruth E. Warren               Ms. Warren has been Group Vice                         0
c/o Jones Intercable, Inc.    President/Operations of the General Partner
9697 E. Mineral Avenue        since 1990. Ms. Warren has been with the
Englewood, CO 80112           General Partner in various operational
                              management positions since 1980.

Cynthia A. Winning           Ms. Winning joined the General Partner as              0
c/o Jones Intercable, Inc.    Group Vice President/Marketing in December
9697 E. Mineral Avenue        1994. Prior to joining the General Partner,
Englewood, CO 80112           Ms. Winning served in 1994 as the President
                              of PRS Inc., a Denver, Colorado sports and
                              event marketing company. From 1979 to 1981
                              and from 1986 to 1994, Ms. Winning served
                              as the Vice President and Director of
                              Marketing for Citicorp Retail Services,
                              Inc.

                                                                            AGGREGATE NUMBER
                                                                               OF LIMITED
                                                                          PARTNERSHIP INTERESTS
      NAME AND ADDRESS                 OCCUPATION OR EMPLOYMENT            BENEFICIALLY OWNED
      ----------------                 ------------------------           ---------------------
Sanford Zisman               Mr. Zisman was appointed a director of the
c/o Jones Intercable, Inc.    General Partner in June 1996. Mr. Zisman is
9697 E. Mineral Avenue        a member of the law firm Zisman & Ingraham,
Englewood, CO 80112           P.C. of Denver, Colorado. He has practiced
                              law for 31 years, with an emphasis on tax,
                              business and estate planning and probate
                              administration.

Robert L. Zoellick           Mr. Zoellick was appointed a Director of the           0
3900 Wisconsin Avenue, NW     General Partner in April 1995. Mr. Zoellick
Washington, DC 20016          is Executive Vice President, General
                              Counsel and Corporate Secretary of Fannie
                              Mae, a federally chartered and stockholder-
                              owned corporation that is the largest
                              housing finance investor in the United
                              States. From August 1992 to January 1993,
                              Mr. Zoellick served as Deputy Chief of
                              Staff of the White House and Assistant to
                              the President. From May 1991 to August
                              1992, Mr. Zoellick served concurrently as
                              the Under Secretary of State for Economic
                              and Agricultural Affairs and as Counselor
                              of the Department of State. From 1985 to
                              1988, Mr. Zoellick served at the Department
                              of Treasury in various capacities.

                                   FORM 10-K
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


(Mark One)

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)
For the fiscal year ended December 31, 1996

                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (NO FEE REQUIRED)
For the transition period from      to
                              -----   -----

Commission file number:    0-13171

                            CABLE TV FUND 11-D, LTD.
                            ------------------------
             (Exact name of registrant as specified in its charter)

             Colorado                                 84-0917842
             --------                                 ----------
      (State of Organization)              (IRS Employer Identification No.)

  P.O. Box 3309, Englewood, Colorado 80155-3309            (303) 792-3111
---------------------------------------------------        --------------
(Address of principal executive office and Zip Code)   (Registrant's
                                                       telephone no. including
                                                       area code)

       Securities registered pursuant to Section 12(b) of the Act: None Securities registered pursuant to Section 12(g) of the Act: Limited Partnership Interests

Indicate by check mark whether the registrants, (1) have filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrants were required to file such reports), and (2) have been subject to such filing requirements for the past 90 days:

        Yes     x                                    No
               ---                                          ---

Aggregate market value of the voting stock held by non-affiliates of the registrant: N/A

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K ((S)229.405) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. x
                                    ---

                   DOCUMENTS INCORPORATED BY REFERENCE:  None

          Information contained in this Form 10-K Report contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Form 10-K Report that address activities, events or developments that the Partnership, the Venture or the General Partner expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based upon certain assumptions and are subject to a number of risks and uncertainties. Actual results could differ materially from the results predicted by these forward-looking statements.

                                    PART I.
                                    -------

                               ITEM 1.  BUSINESS
                               -----------------

          THE PARTNERSHIP. Cable TV Fund 11-D, Ltd. (the "Partnership") is a Colorado limited partnership that was formed pursuant to the public offering of limited partnership interests in the Cable TV Fund 11 Limited Partnership Program (the "Program"), which was sponsored by Jones Intercable, Inc. (the "General Partner"). Cable TV Fund 11-A, Ltd. ("Fund 11-A"), Cable TV Fund 11-B, Ltd. ("Fund 11-B") and Cable TV Fund 11-C, Ltd. ("Fund 11-C") are the other partnerships that were formed pursuant to the Program. The Partnership, Fund 11-A, Fund 11-B and Fund 11-C formed a general partnership known as Cable TV Joint Fund 11 (the "Venture") in which the Partnership owns an 47 percent interest, Fund 11-A owns an 18 percent interest, Fund 11-B owns a 8 percent interest and Fund 11-C owns a 27 percent interest. The Partnership and the Venture were formed for the purpose of acquiring and operating cable television systems.

          The Partnership does not directly own any cable television systems. The Partnership's only asset is its 47 percent ownership interest in the Venture, and the Venture's only asset is the cable television system serving subscribers in Manitowoc, Wisconsin (the "Manitowoc System").

          PROPOSED DISPOSITION OF CABLE TELEVISION SYSTEM. The Venture has entered into an asset purchase agreement to sell the Manitowoc System to the General Partner. Because the City of Manitowoc had not consented to the transfer of the franchise by the asset purchase agreement's original expiration date of September 30, 1996, the Venture and the General Partner amended the asset purchase agreement to extend the period in which to close the sale of the Manitowoc System to June 30, 1997. Under the terms of the asset purchase agreement, as amended, the sale price for the Manitowoc System will be $16,122,333.

          The closing of the sale of the Manitowoc System is subject to the approval of the limited partners of each of the partnerships that comprise the Venture. There can be no assurance that any such approvals will be obtained. The General Partner, on behalf of the partnerships that comprise the Venture, is in the process of preparing proxy solicitation materials to seek the approval of the limited partners of the four constituent partnerships of the Venture.

          If the proposed sale of the Manitowoc System is closed, the Venture will pay all of its indebtedness, which totaled $3,679 at December 31, 1996, and then the net sale proceeds plus the Venture's cash on hand will be distributed to the four constituent partnerships of the Venture in proportion to their ownership interests in the Venture. The Partnership accordingly will receive 47 percent of such proceeds, estimated to total approximately $9,050,322, which it will distribute to its partners. The Partnership also will distribute its cash on hand from the remaining proceeds from the prior sales of systems and from operations.Cash generated from operations totaling approximately $653,018 will be distributed 99% to the limited partners and 1% to the General Partner. Because limited partners have already received distributions in an amount in excess of the capital initially contributed to the Partnership by the limited partners, the Partnership's portion of the remaining proceeds from the sale of other Wisconsin systems formerly owned by the Venture and the net proceeds from the Manitowoc System's sale will be distributed 75 percent to the limited partners and 25 percent to the General Partner. Based upon pro forma financial information as of December 31, 1996, the limited partners of the Partnership, as a group, will receive approximately $6,944,099 and the General Partner will receive approximately $2,106,223. Limited partners will receive approximately $139 for each $500 limited partnership interest, or $278 for each $1,000 invested in the Partnership.

sale. Once the Partnership has completed the distribution of these amounts, its portion of the net proceeds from the sale of the Manitowoc System, limited partners of the Partnership will have received a total of $1,119 for each $500 limited partnership interest, or $2,238 for each $1,000 invested in the Partnership, taking into account the prior distributions to limited partners made in 1990. After the Partnership distributes these amounts, the Partnership will be dissolved and liquidated.

          CABLE TELEVISION SERVICES. The Manitowoc System offers to its subscribers various types of programming, which include basic service, tier service, premium service, pay-per-view programs and packages including several of these services at combined rates.

          Basic cable television service usually consists of signals of all four national television networks, various independent and educational television stations (both VHF and UHF) and certain signals received from satellites. Basic service also usually includes programs originated locally by the system, which may consist of music, news, weather reports, stock market and financial information and live or videotaped programs of a public service or entertainment nature. FM radio signals are also frequently distributed to subscribers as part of the basic service.

          The Manitowoc System offers tier services on an optional basis to its subscribers. A tier generally includes most of the cable networks such as Entertainment and Sports Programming Network (ESPN), Cable News Network (CNN), Turner Network Television (TNT), Family Channel, Discovery and others, and the cable television operators buy tier programming from these networks. The Manitowoc System also offers a package that includes the basic service channels and the tier services.

          The Manitowoc System also offers premium services to its subscribers, which consist of feature films, sporting events and other special features that are presented without commercial interruption. The cable television operators buy premium programming from suppliers such as HBO, Showtime, Cinemax or others at a cost based on the number of subscribers the cable operator serves. Premium service programming usually is significantly more expensive than the basic service or tier service programming, and consequently cable operators price premium service separately when sold to subscribers.

          The Manitowoc System also offers to subscribers pay-per-view programming. Pay-per-view is a service that allows subscribers to receive single programs, frequently consisting of motion pictures that have recently completed their theatrical exhibitions and major sporting events, and to pay for such service on a program-by-program basis.

          REVENUES. Monthly service fees for basic, tier and premium services constitute the major source of revenue for the Manitowoc System. At December 31, 1996, the Manitowoc System's monthly basic service rate was $20.66, the monthly basic and tier ("basic plus") service rate was $11.08 and the monthly premium services ranged from $4.97 to $9.95 per premium service. In addition, the Venture earns revenues from pay-per-view programs and advertising fees. Related charges may include a nonrecurring installation fee that ranges from $1.99 to $35.00; however, from time to time the Manitowoc System has followed the common industry practice of reducing or waiving the installation fee during promotional periods. Commercial subscribers such as hotels, motels and hospitals are charged a nonrecurring connection fee that usually covers the cost of installation. Except under the terms of certain contracts with commercial subscribers and residential apartment and condominium complexes, the subscribers are free to discontinue the service at any time without penalty. For the year ended December 31, 1996, of the total fees received by the Manitowoc System, basic service and tier service fees accounted for approximately 72% of total revenues, premium service fees accounted for approximately 17% of total revenues, pay-per-view fees were approximately 1% of total revenues, advertising fees were approximately 6% of total revenues and the remaining 4% of total revenues came principally from equipment rentals, installation fees and program guide sales. The Venture is dependent upon the timely receipt of service fees to provide for maintenance and replacement of plant and equipment, current operating expenses and other costs of the Manitowoc System.

          FRANCHISES. The Venture holds one franchise for the City of Manitowoc. The term of the original franchise with the City of Manitowoc expired in 1995. Effective as of January 1, 1997, the Venture entered into a new franchise with the City of Manitowoc with a five-year term, said term expiring on December 31, 2001.

          The Manitowoc System's franchise provides for the payment of a franchise fee to the City of Manitowoc in the amount of 5% of the gross revenues of the Manitowoc System. The 1984 Cable Act prohibits franchising authorities from imposing annual franchise fees in excess of 5% of gross revenues and also permits the cable television system operator to seek renegotiation and modification of franchise requirements if warranted by changed circumstances.

          COMPETITION. Cable television systems currently experience competition from several sources.

          Broadcast Television.  Cable television systems have traditionally
          ---------------------
competed with broadcast television, which consists of television signals that the viewer is able to receive directly on his television without charge using an "off-air" antenna. The extent of such competition is dependent in part upon the quality and quantity of signals available by such antenna reception as compared to the services provided by the local cable system. Accordingly, it has generally been less difficult for cable operators to obtain higher penetration rates in rural areas where signals available off-air are limited, than in metropolitan areas where numerous, high quality off-air signals are often available without the aid of cable television systems.

          Traditional Overbuild.  Cable television franchises are not exclusive,
          ---------------------
so that more than one cable television system may be built in the same area (known as an "overbuild"), with potential loss of revenues to the operator of the original cable television system. The General Partner has experienced overbuilds in connection with certain systems that it has owned or managed for limited partnerships, and currently there are overbuilds in the systems owned or managed by the General Partner. Constructing and developing a cable television system is a capital intensive process, and it is often difficult for a new cable system operator to create a marketing edge over the existing system. Generally, an overbuilder would be required to obtain franchises from the local governmental authorities, although in some instances, the overbuilder could be the local government itself. In any case, an overbuilder would be required to obtain programming contracts from entertainment programmers and, in most cases, would have to build a complete cable system, including headends, trunk lines and drops to individual subscribers homes, throughout the franchise areas.

          DBS.  High-powered direct-to-home satellites have made possible the
          ---
wide-scale delivery of programming to individuals throughout the United States using small roof-top or wall-mounted antennas. Several companies began offering direct broadcast satellite ("DBS") service over the last few years and additional entrants are expected. Companies offering DBS service use video compression technology to increase channel capacity of their systems to 100 or more channels and to provide packages of movies, satellite network and other program services which are competitive to those of cable television systems.
DBS cannot currently offer its subscribers local programming, although at least one future DBS entrant is attempting to offer customers regional delivery of local broadcast signals. In addition to emerging high-powered DBS competition, cable television systems face competition from a major medium-powered satellite distribution provider and several low-powered providers, whose service requires use of much larger home satellite dishes. Not all subscribers terminate cable television service upon acquiring a DBS system. The General Partner has observed that there are DBS subscribers that also elect to subscribe to cable television service in order to obtain the greatest variety of programming on multiple television sets, including local programming not available through DBS service. The ability of DBS service providers to compete successfully with the cable television industry will depend on, among other factors, the ability of DBS providers to overcome certain legal and technical hurdles and the availability of equipment at reasonable prices.

          Telephone.  Federal cross-ownership restrictions historically limited
          ---------
entry by local telephone companies into the cable television business. The 1996 Telecommunications Act (the "1996 Telecom Act") eliminated this cross-ownership restriction, making it possible for companies with considerable resources to overbuild existing cable operators and enter the business. Several telephone companies have begun seeking cable television franchises from local governmental authorities and constructing cable television systems. Ameritech, one of the seven regional Bell Operating Companies ("BOCs"), which provides telephone service in a multi-state region including Illinois, has been the most active BOC in seeking local cable franchises within its service area. It has already begun cable service in Naperville, Illinois and has also obtained franchises for Glen Ellyn and Vernon Hills, Illinois, all of which are currently served by cable systems owned by three partnerships managed by the General Partner. The General Partner cannot predict at this time the extent of telephone company competition that will emerge to owned or managed cable television systems. The entry of telephone companies as direct competitors, however, is likely to continue over the next several years and could adversely affect the profitability and market value of the General Partner's owned and managed systems. The entry of electric utility companies into the cable television business, as now authorized by the 1996 Telecom Act, could have a similar adverse effect.

          Private Cable.  Additional competition is provided by private cable
          -------------
television systems, known as Satellite Master Antenna Television (SMATV), serving multi-unit dwellings such as condominiums, apartment complexes, and private residential communities. These private cable systems may enter into exclusive agreements with apartment owners and homeowners associations, which may preclude operators of franchised systems from serving residents of such private complexes. Private cable systems that do not cross public rights of way are free from the federal, state and local regulatory requirements imposed on franchised cable television operators. In some cases, the Partnership has been unable to provide cable television service to buildings in which private operators have secured exclusive contracts to provide video and telephony services. The Partnership is interested in providing these same services, but expects that the market to install and provide these services in multi-unit buildings will continue to be highly competitive.

          MMDS.  Cable television systems also compete with wireless program
          ----
distribution services such as multichannel, multipoint distribution service ("MMDS") systems, commonly called wireless cable, which are licensed to serve specific areas. MMDS uses low-power microwave frequencies to transmit television programming over-the-air to paying subscribers. The MMDS industry is less capital intensive than the cable television industry, and it is therefore more practical to construct MMDS systems in areas of lower subscriber penetration. Wireless cable systems are now in direct competition with cable television systems in several areas of the country, including the system in Pima County, Arizona owned by the General Partner. Telephone companies have recently acquired or invested in wireless companies, and may use MMDS systems to provide services within their service areas in lieu of wired delivery systems. Enthusiasm for MMDS has waned in recent months, however, as Bell Atlantic and NYNEX have suspended their investment in two major MMDS companies. To date, the Venture has not lost a significant number of subscribers, nor a significant amount of revenue, to MMDS operators competing with the Venture's cable television systems. A series of actions taken by the FCC, however, including reallocating certain frequencies to the wireless services, are intended to facilitate the development of wireless cable television systems as an alternative means of distributing video programming. The FCC recently held auctions for spectrum that will be used by wireless operators to provide additional channels of programming over larger distances. In addition, an emerging technology, Local Multipoint Distribution services ("LMDS"), could also pose a significant threat to the cable television industry, if and when it becomes established. LMDS, sometimes referred to as cellular television, could have the capability of delivering more than 100 channels of video programming to a subscriber's home. The potential impact, however, of LMDS is difficult to assess due to the newness of the technology and the absence of any current fully operational LMDS systems.

          Cable television systems are also in competition, in various degrees with other communications and entertainment media, including motion pictures and home video cassette recorders.

REGULATION AND LEGISLATION
--------------------------

          The operation of cable television systems is extensively regulated by the FCC, some state governments and most local governments. The new 1996 Telecom Act alters the regulatory structure governing the nation's telecommunications providers. It removes barriers to competition in both the cable television market and the local telephone market. Among other things, it also reduces the scope of cable rate regulation.

          The 1996 Telecom Act requires the FCC to undertake a host of implementing rulemakings, the final outcome of which cannot yet be determined. Moreover, Congress and the FCC have frequently revisited the subject of cable regulation. Future legislative and regulatory changes could adversely affect the Venture's operations. This section briefly summarizes key laws and regulations affecting the operation of the Venture's cable systems and does not purport to describe all present, proposed, or possible laws and regulations affecting the Venture.

          Cable Rate Regulation.  The 1992 Cable Act imposed an extensive rate
          ---------------------
regulation regime on the cable television industry. Under that regime, all cable systems are subject to rate regulation, unless they face "effective competition" in their local franchise area. Federal law now defines "effective competition" on a community-specific basis as requiring either low penetration (less than 30%) by the incumbent cable operator, appreciable penetration (more than 15%) by competing multichannel video providers ("MVPs"), or the presence of a competing MVP affiliated with a local telephone company.

          Although the FCC rules control, local government units (commonly referred to as local franchising authorities or "LFAs") are primarily responsible for administering the regulation of the lowest level of cable -- the basic service tier ("BST"), which typically contains local broadcast stations and public, educational, and government ("PEG") access channels. Before an LFA begins BST rate regulation, it must certify to the FCC that it will follow applicable federal rules, and many LFAs have voluntarily declined to exercise this authority. LFAs also have primary responsibility for regulating cable equipment rates. Under federal law, charges for various types of cable equipment must be unbundled from each other and from monthly charges for programming services. The 1996 Telecom Act allows operators to aggregate costs for broad categories of equipment across geographic and functional lines. This change should facilitate the introduction of new technology.

          The FCC itself directly administers rate regulation of any cable programming service tiers ("CPST"), which typically contain satellite-delivered
programming.   Under the 1996 Telecom Act, the FCC can regulate CPST rates only if an LFA first receives at least two rate complaints from local subscribers and then files a formal complaint with the FCC. When new CPST rate complaints are filed, the FCC now considers only whether the incremental increase is justified and will not reduce the previously established CPST rate.

          Under the FCC's rate regulations, most cable systems were required to reduce their BST and CPST rates in 1993 and 1994, and have since had their rate increases governed by a complicated price cap scheme that allows for the recovery of inflation and certain increased costs, as well as providing some incentive for expanding channel carriage. The FCC has modified its rate adjustment regulations to allow for annual rate increases and to minimize previous problems associated with regulatory lag. Operators also have the opportunity of bypassing this "benchmark" regulatory scheme in favor of traditional "cost-of-service" regulation in cases where the latter methodology appears favorable. Premium cable services offered on a per-channel or per-program basis remain unregulated, as do affirmatively marketed packages consisting entirely of new programming product. Federal law requires that the BST be offered to all cable subscribers, but limits the ability of operators to require purchase of any CPST before purchasing premium services offered on a per-channel or per-program basis.

          The 1996 Telecom Act sunsets FCC regulation of CPST rates for all systems (regardless of size) on March 31, 1999. It also relaxes existing uniform rate requirements by specifying that uniform rate requirements do not apply where the operator faces "effective competition," and by exempting bulk discounts to multiple dwelling units, although complaints about predatory pricing still may be made to the FCC.

          Cable Entry Into Telecommunications.  The 1996 Telecom Act provides
          -----------------------------------
that no state or local laws or regulations may prohibit or have the effect of prohibiting any entity from providing any interstate or intrastate telecommunications service. States are authorized, however, to impose "competitively neutral" requirements regarding universal service, public safety and welfare, service quality, and consumer protection. State and local governments also retain their authority to manage the public rights-of-way and may require reasonable, competitively neutral compensation for management of the public rights-of-way when cable operators provide telecommunications service. The favorable pole attachment rates afforded cable operators under federal law can be gradually increased by utility companies owning the poles (beginning in 2001) if the operator provides telecommunications service, as well as cable service, over its plant.

          Cable entry into telecommunications will be affected by the regulatory landscape now being fashioned by the FCC and state regulators. One critical component of the 1996 Telecom Act to facilitate the entry of new telecommunications providers (including cable operators) is the interconnection obligation imposed on all telecommunications carriers. Review of the FCC's initial interconnection order is now pending before the Eighth Circuit Court of Appeals.

          Telephone Company Entry Into Cable Television.  The 1996 Telecom Act
          ---------------------------------------------
allows telephone companies to compete directly with cable operators by repealing the historic telephone company/cable cross-ownership ban. Local exchange carriers ("LECs"), including the BOCs, can now compete with cable operators both inside and outside their telephone service areas. Because of their resources, LECs could be formidable competitors to traditional cable operators, and certain LECs have begun offering cable service. As described above, the General Partner is now witnessing the beginning of LEC competition in a few of its cable communities.

          Under the 1996 Telecom Act, a LEC providing video programming to subscribers will be regulated as a traditional cable operator (subject to local franchising and federal regulatory requirements), unless the LEC elects to provide its programming via an "open video system" ("OVS"). To qualify for OVS status, the LEC must reserve two-thirds of the system's activated channels for unaffiliated entities.

          Although LECs and cable operators can now expand their offerings across traditional service boundaries, the general prohibition remains on LEC buyouts (i.e., any ownership interest exceeding 10 percent) of co-located cable systems, cable operator buyouts of co-located LEC systems, and joint ventures between cable operators and LECs in the same market. The 1996 Telecom Act provides a few limited exceptions to this buyout prohibition, including a carefully circumscribed "rural exemption." The 1996 Telecom Act also provides the FCC with the limited authority to grant waivers of the buyout prohibition (subject to LFA approval).

          Electric Utility Entry Into Telecommunications/Cable Television.  The
          ---------------------------------------------------------------
1996 Telecom Act provides that registered utility holding companies and subsidiaries may provide telecommunications services (including cable television) notwithstanding the Public Utilities Holding Company Act. Electric utilities must establish separate subsidiaries, known as "exempt telecommunications companies" and must apply to the FCC for operating authority. Again, because of their resources, electric utilities could be formidable competitors to traditional cable systems.

          Additional Ownership Restrictions.  The 1996 Telecom Act eliminates
          ---------------------------------
statutory restrictions on broadcast/cable cross-ownership (including broadcast network/cable restrictions), but leaves in place existing FCC regulations prohibiting local cross-ownership between co-located television stations and cable systems. The 1996 Telecom Act also eliminates the three year holding period required under the 1992 Cable Act's "anti-trafficking" provision. The 1996 Telecom Act leaves in place existing restrictions on cable cross-ownership with SMATV and MMDS facilities, but lifts those restrictions where the cable operator is subject to effective competition. In January 1995, however, the FCC adopted regulations which permit cable operators to own and operate SMATV systems within their franchise area, provided that such operation is consistent with local cable franchise requirements.

          Pursuant to the 1992 Cable Act, the FCC adopted rules precluding a cable system from devoting more than 40% of its activated channel capacity to the carriage of affiliated national program services. A companion rule establishing a nationwide ownership cap on any cable operator equal to 30% of all domestic cable subscribers has been stayed pending further judicial review.

          There are no federal restrictions on non-U.S. entities having an ownership interest in cable television systems or the FCC licenses commonly employed by such systems. Section 310(b)(4) of the Communications Act does, however, prohibit foreign ownership of FCC broadcast and telephone licenses, unless the FCC concludes that such foreign ownership is consistent with the public interest. BCI's investment in the General Partner could, therefore, adversely affect any plan to acquire FCC broadcast or common carrier licenses. The Partnership, however, does not currently plan to acquire such licenses.

          Must Carry/Retransmission Consent.  The 1992 Cable Act contains
          ---------------------------------
broadcast signal carriage requirements that allow local commercial television broadcast stations to elect once every three years between requiring a cable system to carry the station ("must carry") or negotiating for payments for granting permission to the cable operator to carry the station ("retransmission consent"). Less popular stations typically elect "must carry," and more popular stations typically elect "retransmission consent." Must carry requests can dilute the appeal of a cable system's programming offerings, and retransmission consent demands may require substantial payments or other concessions. Either option has a potentially adverse affect on the Venture's business.
Additionally, cable systems are required to obtain retransmission consent for all "distant" commercial television stations (except for satellite-delivered independent "superstations" such as WTBS). The constitutionality of the must carry requirements has been challenged and is awaiting a decision from the U.S. Supreme Court.

          Access Channels.  LFAs can include franchise provisions requiring
          ---------------
cable operators to set aside certain channels for public, educational and governmental access programming. Federal law also requires cable systems to designate a portion of their channel capacity (up to 15% in some cases) for commercial leased access by unaffiliated third parties. The FCC has adopted rules regulating the terms, conditions and maximum rates a cable operator may charge for use of the designated channel capacity, but use of commercial leased access channels has been relatively limited. The FCC released revised rules in February 1997 which mandate a modest rate reduction and could make commercial leased access a more attractive option to third party programmers.

          Access to Programming.  To spur the development of independent cable
          ---------------------
programmers and competition to incumbent cable operators, the 1992 Cable Act imposed restrictions on the dealings between cable operators and cable programmers. Of special significance from a competitive business posture, the 1992 Cable Act precludes video programmers affiliated with cable companies from favoring cable operators over competitors and requires such programmers to sell their programming to other multichannel video distributors. This provision limits the ability of vertically integrated cable programmers to offer exclusive programming arrangements to cable companies.

          Other FCC Regulations.  In addition to the FCC regulations noted
          ---------------------
above, there are other FCC regulations covering such areas as equal employment opportunity, subscriber privacy, programming practices (including, among other things, syndicated program exclusivity, network program nonduplication, local sports blackouts, indecent programming, lottery programming, political programming, sponsorship identification, and children's programming advertisements), registration of cable systems and facilities licensing, maintenance of various records and public inspection files, frequency usage, lockbox availability, antenna structure notification, tower marking and lighting, consumer protection and customer service standards, technical standards, and consumer electronics equipment compatibility. The FCC is expected to impose new Emergency Alert System requirements on cable operators this year. The FCC has the authority to enforce its regulations through the imposition of substantial fines, the issuance of cease and desist orders and/or the imposition of other administrative sanctions, such as the revocation of FCC licenses needed to operate certain transmission facilities used in connection with cable operations.

          Two pending FCC proceedings of particular competitive concern involve inside wiring and navigational devices. The former rulemaking is considering ownership of cable wiring located inside multiple dwelling unit complexes. If the FCC concludes that such wiring belongs to, or can be unilaterally acquired by the complex owner, it will become easier for complex owners to terminate service from the incumbent cable operator in favor of a new entrant. The latter rulemaking is considering whether cable customers must be allowed to purchase cable converters from third party vendors. If the FCC concludes that such distribution is required, and does not make appropriate allowances for signal piracy concerns, it may become more difficult for cable operators to combat theft of service.

          Copyright.  Cable television systems are subject to federal copyright
          ---------
licensing covering carriage of television and radio broadcast signals. In exchange for filing certain reports and contributing a percentage of their revenues to a federal copyright royalty pool (that varies depending on the size of the system and the number of distant broadcast television signals carried), cable operators can obtain blanket permission to retransmit copyrighted material on broadcast signals. The possible modification or elimination of this compulsory copyright license is the subject of continuing legislative review and could adversely affect the Partnership's ability to obtain desired broadcast programming. In addition, the cable industry pays music licensing fees to BMI and is negotiating a similar arrangement with ASCAP. Copyright clearances for nonbroadcast programming services are arranged through private negotiations.

          State and Local Regulation.  Cable television systems generally are
          --------------------------
operated pursuant to nonexclusive franchises granted by a municipality or other state or local government entity in order to cross public rights-of-way.
Federal law now prohibits franchise authorities from granting exclusive
franchises or from unreasonably refusing to award additional franchises.   Cable
franchises generally are granted for fixed terms and in many cases include monetary penalties for non-compliance and may be terminable if the franchisee fails to comply with material provisions.

          The terms and conditions of franchises vary materially from jurisdiction to jurisdiction. Each franchise generally contains provisions governing cable operations, service rates, franchise fees, system construction and maintenance obligations, system channel capacity, design and technical performance, customer service standards, and indemnification protections. A number of states subject cable television systems to the jurisdiction of centralized state governmental agencies, some of which impose regulation of a character similar to that of a public utility. Although LFAs have considerable discretion in establishing franchise terms, there are certain federal limitations. For example, LFAs cannot insist on franchise fees exceeding 5% of the system's gross revenues, cannot dictate the particular technology used by the system, and cannot specify video programming other than identifying broad categories of programming.

          Federal law contains renewal procedures designed to protect incumbent franchisees against arbitrary denials of renewal. Even if a franchise is renewed, the franchise authority may seek to impose new and more onerous requirements such as significant upgrades in facilities and services or increased franchise fees as a condition of renewal. Similarly, if a franchise authority's consent is required for the purchase or sale of a cable system or franchise, such authority may attempt to impose more burdensome or onerous franchise requirements in connection with a request for consent. Historically, franchises have been renewed for cable operators that have provided satisfactory services and have complied with the terms of their franchises.

          GENERAL. The Venture's business consists of providing cable television services to a large number of customers, the loss of any one of which would have no material effect on the Venture's business. The Manitowoc System has had some subscribers who later terminated the service. Terminations occur primarily because people move to another home or to another city. In other cases, people terminate on a seasonal basis or because they no longer can afford or are dissatisfied with the service. The amount of past due accounts in the Manitowoc System is not significant. The General Partner's policy with regard to past due accounts is basically one of disconnecting service before a past due account becomes material.

          The Venture does not depend to any material extent on the availability of raw materials; it carries no significant amounts of inventory and it has no material backlog of customer orders. Neither the Venture nor the Partnership has any employees because all properties are managed by employees of the General Partner. The General Partner has engaged in research and development activities relating to the provision of new services but the amount of the Venture's funds expended for such research and development has never been material.

          Compliance with federal, state and local provisions that have been enacted or adopted regulating the discharge of materials into the environment or otherwise relating to the protection of the environment has had no material effect upon the capital expenditures, earnings or competitive position of the Venture.


                              ITEM 2.  PROPERTIES
                              -------------------

          The Manitowoc System was acquired by the Venture in April 1984. The following sets forth (i) the monthly basic plus service rate charged to subscribers and (ii) the number of basic subscribers and pay units for the Manitowoc System. The monthly basic service rate set forth herein represents the basic service rate charged to the majority of the subscribers within the Manitowoc System. In cable television systems, basic subscribers can subscribe to more than one pay TV service. Thus, the total number of pay services subscribed to by basic subscribers are called pay units. As of December 31, 1996, the Manitowoc System operated cable plant passing approximately 16,300 homes, with an approximate 71% penetration rate. Figures for numbers of subscribers and homes passed are compiled from the General Partner's records and may be subject to adjustments.

                                           At December 31,
                                   -----------------------------
MANITOWOC SYSTEM                        1996     1995     1994
----------------                   -----------  -------  -------
Monthly basic plus service rate        $ 20.66  $ 20.66  $ 19.86
Basic subscribers                       11,055   10,800   10,219
Pay units                                6,914    7,753    6,639


                           ITEM 3.  LEGAL PROCEEDINGS
                           --------------------------

     None.


          ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
          ------------------------------------------------------------

     None.


                                    PART II.
                                    --------

               ITEM 5.  MARKET FOR THE REGISTRANT'S COMMON STOCK
               -------------------------------------------------
                      AND RELATED SECURITY HOLDER MATTERS
                      -----------------------------------

          While the Partnership is publicly held, there is no public market for the limited partnership interests, and it is not expected that a market will develop in the future. As of February 14, 1997, the number of equity security holders in the Partnership was 4,008.

Item 6.  Selected Financial Data
--------------------------------

                                              For the Year Ended December 31,
                             ---------------------------------------------------------------
Cable TV Fund 11-D, Ltd.(a)      1996         1995         1994         1993         1992
------------------------     -----------  -----------  -----------  -----------  -----------

Revenues                     $        -   $        -   $        -   $        -   $        -
Net Income                      196,162      212,839      174,985      115,601      152,648
Net Income
  per Limited
  Partnership Unit                 3.88         4.21         3.46         2.29         3.02
Weighted Average
  Number of Limited
  Partnership Units
  Outstanding                    50,000       50,000       50,000       50,000       50,000
General Partner's
  Deficit                      (172,820)    (174,782)    (176,910)    (178,660)    (179,816)
Limited Partners'
  Capital                     3,081,046    2,886,846    2,676,135    2,502,900    2,388,455
Total Assets                  2,908,226    2,712,064    2,499,225    2,324,240    2,208,639
Debt                                  -            -            -            -            -
General Partner
  Advances                            -            -            -            -            -

(a) Activity in Cable TV Fund 11-D, Ltd. is limited to its 47 percent equity interest in Cable TV Joint Fund 11. See selected financial data for Cable TV Joint Fund 11.


                                              For the Year Ended December 31,
                             ---------------------------------------------------------------
Cable TV Joint Fund 11           1996         1995         1994         1993         1992
------------------------     -----------  -----------  -----------  -----------  -----------

Revenues                      $3,726,329   $3,632,675   $3,296,103   $3,292,675   $3,244,023
Depreciation and
  Amortization                   442,456      545,237      522,593      517,441      499,110
Operating Income                 396,465      296,393      309,189      416,589      426,058
Net Income                       418,346      453,912      373,181      246,536      325,547
Partners' Capital              7,470,103    7,051,757    6,597,845    6,224,664    5,978,128
Total Assets                   8,028,846    7,504,046    7,099,110    6,610,142    6,723,916
Debt                               3,679        9,917       26,385       20,129       29,188
Advances from
  Jones Intercable, Inc.               -       45,258       72,764       32,825       52,745


Item 7.  Management's Discussion and Analysis of Financial Condition and Results
--------------------------------------------------------------------------------
of Operations
-------------

       The following discussion of Cable TV Fund 11-D, Ltd.'s (the "Partnership") and Cable TV Joint Fund 11's ("Joint Fund 11") financial condition and results of operations contains, in addition to historical information, forward-looking statements that are based upon certain assumptions and are subject to a number of risks and uncertainties. The Partnership's and Joint Fund 11's actual results may differ significantly from the results predicted in such forward-looking statements.

FINANCIAL CONDITION
-------------------

Cable TV Fund 11-D, Ltd. -
------------------------

       The investment in Joint Fund 11, accounted for under the equity method, has increased by $196,162 to $2,908,226 at December 31, 1996 from $2,712,064 at
December 31, 1995. This increase represents the Partnership's proportionate share of income generated by Joint Fund 11. Refer to Management's Discussion and Analysis of Financial Condition and Results of Operations for Joint Fund 11.

       Joint Fund 11 has entered into an asset purchase agreement to sell the Manitowoc System to the General Partner. Because the City of Manitowoc had not consented to the transfer of the franchise by the asset purchase agreement's original expiration date of September 30, 1996, Joint Fund 11 and the General Partner amended the asset purchase agreement to extend the period in which to close the sale of the Manitowoc System to June 30, 1997. Under the terms of the asset purchase agreement, as amended, the sales price of the Manitowoc System will be $16,122,333.

       The closing of the sale of the Manitowoc System is subject to the approval of the limited partners of each of the partnerships that comprise Joint Fund 11. There can be no assurance that such approvals will be obtained. The General Partner, on behalf of the partnerships that comprise Joint Fund 11, is in the process of preparing proxy solicitation materials to seek the approval of the limited partners of the four constituent partnerships of Joint Fund 11.

       The Partnership will receive 47 percent of the net sales proceeds, estimated to total approximately $9,050,322, which will be distributed to its partners. The Partnership also will distribute its cash on hand from the remaining proceeds from prior sales of systems and from operations. Cash generated from operations of approximately $653,018 will be distributed 99 percent to the limited partners and 1 percent to the General Partner. Because limited partners have already received distributions in an amount in excess of the capital initially contributed to the Partnership by the limited partners, the Partnership's portion of the remaining proceeds from the sale of other Wisconsin systems formerly owned by the Venture and the net proceeds from the sale of the Manitowoc System will be distributed 75 percent to the limited partners and 25 percent to the General Partner. Based upon pro forma financial information as of December 31, 1996, the limited partners of the Partnership, as a group, will receive approximately $6,944,099 and the General Partner will receive approximately $2,106,223. As a result, it is anticipated that the limited partners will receive approximately $139 for each $500 limited partnership interest, or approximately $278 for each $1,000 invested in the Partnership. Once the Partnership has completed the distribution of these amounts, limited partners of the Partnership will have received a total of approximately $1,119 for each $500 limited partnership interest, or approximately $2,238 for each $1,000 invested in the Partnership, taking into account the prior distributions to limited partners made in 1990. After the Partnership distributes these amounts, the Partnership will be dissolved and liquidated.

Cable TV Joint Fund 11 -
----------------------

       Joint Fund 11 has entered into an asset purchase agreement to sell the Manitowoc System to the General Partner. Because the City of Manitowoc had not consented to the transfer of the franchise by the asset purchase agreement's original expiration date of September 30, 1996, Joint Fund 11 and the General Partner amended the asset purchase agreement to extend the period in which to close the sale of the Manitowoc System to June 30, 1997. Under the terms of the asset purchase agreement, as amended, the sales price of the Manitowoc System will be $16,122,333.

       The closing of the sale of the Manitowoc System is subject to the approval of the limited partners of each of the partnerships that comprise Joint Fund 11. There can be no assurance that such approvals will be obtained. The General Partner, on behalf of the partnerships that comprise Joint Fund 11, is in the process of preparing proxy solicitation materials to seek the approval of the limited partners of the four constituent partnerships of Joint Fund 11.

       Upon the consummation of the proposed sale of the Manitowoc System, Joint Fund 11 will pay all of its indebtedness, which totaled $3,679 at December 31, 1996, and then the net sales proceeds plus cash on hand will be distributed to Cable TV Fund 11-A, Ltd., Cable TV Fund 11-B, Ltd., Cable TV Fund 11-C, Ltd. and Cable TV Fund 11-D, Ltd. The net sales proceeds plus cash on hand will be distributed as follows: Cable TV Fund 11-A, Ltd. will receive approximately $3,516,674; Cable TV Fund 11-B, Ltd. will receive approximately $1,501,632; Cable TV Fund 11-C, Ltd. will receive approximately $5,232,549 and Cable TV Fund 11-D, Ltd. will receive approximately $9,050,322. After Joint Fund 11 distributes the proceeds from the sale of the Manitowoc System to its partners, Joint Fund 11 will be liquidated and dissolved.

       Joint Fund 11 had no bank debt outstanding at December 31, 1996.

       During 1996, Joint Fund 11 expended approximately $367,000 for capital expenditures in the Manitowoc System. These expenditures were used for various enhancements to maintain the value of the system until it is sold and were funded from cash generated from operations. Capital expenditures in 1997 for the Manitowoc System will consist of expenditures necessary to maintain the value of the Manitowoc System until it is sold. Joint Fund 11 has sufficient liquidity and capital resources, including cash on hand and its ability to generate cash from operations, to meet its anticipated needs.

RESULTS OF OPERATIONS
---------------------

Cable TV Fund 11-D, Ltd. -
------------------------

       Substantially all of the Partnership's operations are generated through its 47 percent interest in Joint Fund 11. Management's Discussion and Analysis of Financial Condition and Results of Operations for Joint Fund 11 should be reviewed for pertinent comments regarding the Partnership's performance as compared to prior periods.

Cable TV Joint Fund 11 -
----------------------

       1996 compared to 1995
       ---------------------

       Revenues in Joint Fund 11's Manitowoc System increased $93,654, or approximately 3 percent, to $3,726,329 in 1996 compared to $3,632,675 in 1995. An increase in the number of basic subscribers primarily accounted for the increase in revenues in 1996. The number of basic subscribers increased by 255 subscribers, or approximately 2 percent, to 11,055 at December 31, 1996 from 10,800 at December 31, 1995. No other individual factor contributed significantly to the increase in revenues.

       Operating expenses consist primarily of costs associated with the operation and administration of the Manitowoc System. The principal cost components are salaries paid to system personnel, programming expenses, professional fees, subscriber billing costs, rent for leased facilities, cable system maintenance expenses and marketing expenses.

       Operating expenses in the Manitowoc System increased $107,377, or approximately 5 percent, to $2,434,731 in 1996 compared to $2,327,354 in 1995. Operating expenses represented approximately 65 percent of revenues in 1996 compared to approximately 64 percent of revenues in 1995. The increase in operating expenses was due primarily to an increase in programming expenses and an increase in copyright fees. No other individual factor significantly affected the increase in operating expenses.

       Management fees and allocated overhead from the General Partner decreased $11,014, or approximately 2 percent, to $452,677 in 1996 compared to $463,691 in 1995. The decrease was due to a decrease in allocated overhead from the General Partner.

       Depreciation and amortization expense decreased $102,781, or approximately 19 percent, to $442,456 in 1996 compared to $545,237 in 1995, due to the maturation of the intangible asset base.

       Operating income increased $100,072, or approximately 34 percent, to $396,465 in 1996 compared to $296,393 in 1995. The increase was due to the increase in revenues and the decreases in depreciation and amortization expense and management fees and allocated overhead from the General Partner exceeding the increase in operating expenses.

       The cable television industry generally measures the financial performance of a cable television system in terms of operating income before depreciation and amortization. This measure is not intended to be a substitute or improvement upon the items disclosed on the financial statements, rather it is included because it is an industry standard. Operating income before depreciation and amortization decreased $2,709, or less than 1 percent, to $838,921 in 1996 compared to $841,630. The decrease was due to the increase in operating expenses exceeding the increase in revenues and decrease in management fees and allocated overhead from the General Partner.

       Interest income decreased $5,202 or approximately 3 percent, to $161,078 in 1996 compared to $166,280 in 1995. This decrease was due to lower interest rates on interest-bearing accounts in 1996.

       Other expense totaled $139,197 in 1996 compared to other income of $1,242 in 1995. This change was due primarily to additional expenses incurred in 1996 from a sales and use tax audit. There are no open audits as of December 31, 1996.

       Net income of Joint Fund 11 decreased $35,566, or approximately 8 percent, to $418,346 in 1996 compared to $453,912 in 1995. The decrease was due primarily to the increase in other expense.

       1995 compared to 1994
       ---------------------

       Revenues in Joint Fund 11's Manitowoc System increased $336,572, or approximately 10 percent, to $3,632,675 in 1995 compared to $3,296,103 in 1994. An increase in the subscriber base accounted for approximately 55 percent of the increase in revenues in 1995. The number of basic subscribers increased by 581 subscribers, or approximately 6 percent, to 10,800 at December 31, 1995 from 10,219 at December 31, 1994. The number of premium subscriptions increased by 614 subscriptions, or approximately 9 percent, to 7,753 at December 31, 1995 from 6,639 at December 31, 1994. Basic service rate increases accounted for approximately 14 percent of the increase in revenues. An increase in advertising sales activity accounted for approximately 22 percent of the increase in revenues. No other individual factor contributed significantly to the increase in revenues.

       Operating expenses in the Manitowoc System increased $300,591, or approximately 15 percent, to $2,327,354 in 1995 compared to $2,026,763 in 1994. Operating expenses represented approximately 64 percent of revenues in 1995 compared to approximately 61 percent of revenues in 1994. The increase in expenses was primarily due to an increase in programming fees, property tax expense and advertising sales related expenses. The increase in advertising sales related expenses was due, in part, to an increase in advertising sales activity. No other individual factor significantly affected the increase in operating expenses.

       Management fees and allocated overhead from the General Partner increased $26,133, or approximately 6 percent, to $463,691 for 1995 compared to $437,558 in 1994. The increase was due to the increase in revenues, upon which such fees and allocations are based, and increases in allocated expenses from the General Partner.

       Depreciation and amortization expense increased $22,644, or approximately 4 percent, to $545,237 in 1995 compared to $522,593 in 1994 due to capital additions in 1995 and 1994.

       Operating income decreased $12,796, or approximately 4 percent, to $296,393 in 1995 compared to $309,189 in 1994. The decrease was due to the increases in operating expenses, management fees and allocated overhead from the General Partner and depreciation and amortization expense exceeding the increase in revenues.

       Operating income before depreciation and amortization increased $9,848, or approximately 1 percent, to $841,630 for 1995 compared to $831,782 in 1994. The increase was due to the increase in revenues exceeding the increases in operating expenses and management fees and allocated overhead from the General Partner.

       Interest income increased $79,146, or approximately 91 percent, to $166,280 in 1995 compared to $87,134 in 1994. This increase was due to higher cash balances and higher interest rates on interest-bearing accounts in 1995.

       Interest expense decreased $5,713, or approximately 36 percent, to $10,003 in 1995 compared to $15,716 in 1994. The decrease was due to lower outstanding balances on interest bearing obligations in 1995.

       Net income of Joint Fund 11 increased $80,731, or approximately 22 percent, to $453,912 in 1995 compared to $373,181 in 1994. The increase was due primarily to the increase in interest income.

 Item 8.  Financial Statements
 -----------------------------


                         CABLE TV FUND 11-D, LTD. AND
                         ----------------------------
                            CABLE TV JOINT FUND 11
                            ----------------------

                             FINANCIAL STATEMENTS
                             --------------------

                       AS OF DECEMBER 31, 1996 AND 1995
                       --------------------------------

                                     INDEX
                                     -----

                                                             Page
                                                   --------------------------

                                                   11-D         Joint Fund 11
                                                   ----         -------------

 Report of Independent Public Accountants           16                24

 Balance Sheets                                     17                25

 Statements of Operations                           18                27

 Statements of Partners' Capital (Deficit)          19                28

 Statements of Cash Flows                           20                29

 Notes to Financial Statements                      21                30

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   ----------------------------------------

To the Partners of Cable TV Fund 11-D, Ltd.:

       We have audited the accompanying balance sheets of CABLE TV FUND 11-D, LTD. (a Colorado limited partnership) as of December 31, 1996 and 1995, and the related statements of operations, partners' capital (deficit) and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the General Partner's management. Our responsibility is to express an opinion on these financial statements based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cable TV Fund 11-D, Ltd. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.



                                           ARTHUR ANDERSEN LLP



Denver, Colorado,
 March 7, 1997.

                           CABLE TV FUND 11-D, LTD.
                           ------------------------
                            (A Limited Partnership)

                                BALANCE SHEETS
                                --------------

                                                       December 31,
                                                 ------------------------
             ASSETS (Note 1)                        1996         1995
             ------                              -----------  -----------

INVESTMENT IN CABLE TELEVISION JOINT VENTURE     $ 2,908,226  $ 2,712,064
                                                 ===========  ===========


  PARTNERS' CAPITAL (DEFICIT)
  ---------------------------

PARTNERS' CAPITAL (DEFICIT):
 General Partner-
  Contributed capital                            $     1,000  $     1,000
  Distributions                                   (8,005,517)  (8,005,517)
  Accumulated earnings                             7,831,697    7,829,735
                                                 -----------  -----------

                                                    (172,820)    (174,782)
                                                 -----------  -----------

 Limited Partners-
  Net contributed capital
   (50,000 units outstanding at
   December 31, 1996 and 1995)                    21,598,038   21,598,038
  Distributions                                  (49,016,548) (49,016,548)
  Accumulated earnings                            30,499,556   30,305,356
                                                 -----------  -----------

                                                   3,081,046    2,886,846
                                                 -----------  -----------

    Total partners' capital (deficit)            $ 2,908,226  $ 2,712,064
                                                 ===========  ===========


                The accompanying notes to financial statements
                 are an integral part of these balance sheets.

                           CABLE TV FUND 11-D, LTD.
                           ------------------------
                            (A Limited Partnership)

                           STATEMENTS OF OPERATIONS
                           ------------------------


                                     For the Year Ended December 31,
                                     ------------------------------
                                        1996      1995      1994
                                      --------  --------  --------
EQUITY IN NET INCOME OF CABLE
 TELEVISION JOINT VENTURE             $196,162  $212,839  $174,985
                                      --------  --------  --------

NET INCOME                            $196,162  $212,839  $174,985
                                      ========  ========  ========

ALLOCATION OF NET INCOME:
  General Partner                     $  1,962  $  2,128  $  1,750
                                      ========  ========  ========

  Limited Partners                    $194,200  $210,711  $173,235
                                      ========  ========  ========

NET INCOME PER LIMITED
  PARTNERSHIP UNIT                    $   3.88  $   4.21  $   3.46
                                      ========  ========  ========

WEIGHTED AVERAGE NUMBER OF LIMITED
  PARTNERSHIP UNITS OUTSTANDING         50,000    50,000    50,000
                                      ========  ========  ========

                The accompanying notes to financial statements
                   are an integral part of these statements.

                           CABLE TV FUND 11-D, LTD.
                           ------------------------
                            (A Limited Partnership)

                   STATEMENTS OF PARTNERS' CAPITAL (DEFICIT)
                   -----------------------------------------



                                   For the Year Ended December 31,
                                -------------------------------------
                                   1996         1995         1994
                                -----------  -----------  -----------

GENERAL PARTNER:
  Balance, beginning of year    $ (174,782)  $ (176,910)  $ (178,660)
  Net income for year                1,962        2,128        1,750
                                ----------   ----------   ----------

  Balance, end of year          $ (172,820)  $ (174,782)  $ (176,910)
                                ==========   ==========   ==========


LIMITED PARTNERS:
  Balance, beginning of year    $2,886,846   $2,676,135   $2,502,900
  Net income for year              194,200      210,711      173,235
                                ----------   ----------   ----------

  Balance, end of year          $3,081,046   $2,886,846   $2,676,135
                                ==========   ==========   ==========

                The accompanying notes to financial statements
                   are an integral part of these statements.

                           CABLE TV FUND 11-D, LTD.
                           ------------------------
                            (A Limited Partnership)

                           STATEMENTS OF CASH FLOWS
                           ------------------------



                                               For the Year Ended December 31,
                                             ----------------------------------
                                                1996        1995        1994
                                             ----------  ----------  ----------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                 $ 196,162   $ 212,839   $ 174,985
  Adjustments to reconcile net income
    to net cash provided by operating
    activities:
      Equity in net income of cable
        television joint venture              (196,162)   (212,839)   (174,985)
                                             ---------   ---------   ---------

Net cash provided by operating activities            -           -           -
                                             ---------   ---------   ---------

Cash, beginning of year                              -           -           -
                                             ---------   ---------   ---------

Cash, end of year                            $       -   $       -   $       -
                                             =========   =========   =========

SUPPLEMENTAL CASH FLOW DISCLOSURE:
  Interest paid                              $       -   $       -   $       -
                                             =========   =========   =========

                The accompanying notes to financial statements
                   are an integral part of these statements.

                           CABLE TV FUND 11-D, LTD.
                           ------------------------
                           (A Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------


(1)    ORGANIZATION AND PARTNERS' INTERESTS
       ------------------------------------

       Formation and Business
       ----------------------

       Cable TV Fund 11-D, Ltd. (the "Partnership"), a Colorado limited partnership, was formed on January 24, 1984, under a public program sponsored by Jones Intercable, Inc. The Partnership was formed to acquire, construct, develop and operate cable television systems. Jones Intercable, Inc. ("Intercable") is the "General Partner" and manager of the Partnership. The General Partner and its subsidiaries also own and operate cable television systems. In addition, the General Partner manages cable television systems for other limited partnerships for which it is general partner and, also, for affiliated entities. The Partnership owns a 47 percent interest in Cable TV Joint Fund 11 ("Joint Fund 11") through capital contributions made during 1984 of $21,100,000, net of commissions and syndicated costs. Joint Fund 11 owns and operates the cable television system serving the areas in and around the city of Manitowoc, Wisconsin (the "Manitowoc System").

       Proposed Sale of Cable Television System
       ----------------------------------------

       Joint Fund 11 has entered into an asset purchase agreement to sell the Manitowoc System to the General Partner. Because the City of Manitowoc had not consented to the transfer of the franchise by the asset purchase agreement's original expiration date of September 30, 1996, Joint Fund 11 and the General Partner amended the asset purchase agreement to extend the period in which to close the sale of the Manitowoc System to June 30, 1997. Under the terms of the asset purchase agreement, as amended, the sales price of the Manitowoc System will be $16,122,333.

       The closing of the sale of the Manitowoc System is subject to the approval of the limited partners of each of the partnerships that comprise Joint Fund 11. There can be no assurance that such approvals will be obtained. The General Partner, on behalf of the partnerships that comprise Joint Fund 11, is in the process of preparing proxy solicitation materials to seek the approval of the limited partners of the four constituent partnerships of Joint Fund 11.

       The Partnership will receive 47 percent of the net sales proceeds, estimated to total approximately $9,050,322, which will be distributed to its partners. The Partnership also will distribute its cash on hand from the remaining proceeds from prior sales of systems and from operations. Cash generated from operations of approximately $653,018 will be distributed 99 percent to the limited partners and 1 percent to the General Partner. Because limited partners have already received distributions in an amount in excess of the capital initially contributed to the Partnership by the limited partners, the Partnership's portion of the remaining proceeds from the sale of other Wisconsin systems formerly owned by the Venture and the net proceeds from the sale of the Manitowoc System will be distributed 75 percent to the limited partners and 25 percent to the General Partner. Based upon pro forma financial information as of December 31, 1996, the limited partners of the Partnership, as a group, will receive approximately $6,944,099 and the General Partner will receive approximately $2,106,223. As a result, it is anticipated that the limited partners will receive approximately $139 for each $500 limited partnership interest, or approximately $278 for each $1,000 invested in the Partnership. Once the Partnership has completed the distribution of these amounts, limited partners of the Partnership will have received a total of approximately $1,119 for each $500 limited partnership interest, or approximately $2,238 for each $1,000 invested in the Partnership, taking into account the prior distributions to limited partners made in 1990. After the Partnership distributes these amounts, the Partnership will be dissolved and liquidated.

       Contributed Capital
       -------------------

       The capitalization of the Partnership is set forth in the accompanying statements of partners' capital (deficit). No limited partner is obligated to make any additional contribution to partnership capital.

       Intercable purchased its interest in the Partnership by contributing $1,000 to partnership capital.

       All profits and losses of the Partnership are allocated 99 percent to the limited partners and 1 percent to the General Partner, except for income or gain from the sale or disposition of cable television properties, which will be allocated to the partners based upon the formula set forth in the Partnership Agreement and interest income earned prior to the first acquisition by the Partnership of a cable television system, which was allocated 100 percent to the limited partners.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       ------------------------------------------

       Accounting Records
       ------------------

       The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with generally accepted accounting principles. The Partnership's tax returns are also prepared on the accrual basis.

       The preparation of financial statements in conformity with generally accepted accounting principles requires the General Partner's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Investment in Cable Television Joint Venture
       --------------------------------------------

       The Partnership's investment in Joint Fund 11 is accounted for under the equity method due to the Partnership's influence on Joint Fund 11 as a General Partner. When compared to the December 31, 1995 balance, this investment has increased by $196,162. This increase represents the Partnership's share of income generated by Joint Fund 11 during 1996. The operations of Joint Fund 11 are significant to the Partnership and should be reviewed in conjunction with these financial statements. Reference is made to the accompanying financial statements of Joint Fund 11 on pages 25 to 33.

(3)    TRANSACTIONS WITH THE GENERAL PARTNER AND AFFILIATES
       ----------------------------------------------------

       Management Fees and Distribution Ratios
       ---------------------------------------

       Intercable manages the Partnership and Joint Fund 11 and receives a fee for its services equal to 5 percent of the gross revenues of Joint Fund 11, excluding revenues from the sale of cable television systems or franchises.

       Any distributions made from cash flow (defined as cash receipts derived from routine operations, less debt principal and interest payments and cash expenses) are allocated 99 percent to the limited partners and 1 percent to the General Partner. Any distributions other than interest income on limited partner subscriptions earned prior to the acquisition of the Partnership's first cable television system or from cash flow, such as from the sale or refinancing of a system or upon dissolution of the Partnership, will be made as follows: first, to the limited partners in an amount which, together with all prior distributions, will equal the amount initially contributed to the Partnership capital by the limited partners; the balance, 75 percent to the limited partners and 25 percent to Intercable. In July 1990, a distribution of $49,016,548 was made to the limited partners from funds received from Joint Fund 11. This amount included the return of initial contributed capital of $25,000,000. In addition, $8,005,517 was distributed to Intercable.

(4)    INCOME TAXES
       ------------

       Income taxes have not been recorded in the accompanying financial statements because they accrue directly to the partners. The federal and state income tax returns of the Partnership are prepared and filed by Intercable.

       The Partnership's tax returns, the qualification of the Partnership as such for tax purposes, and the amount of distributable income or loss are subject to examination by federal and state taxing authorities. If such examinations result in changes with respect to the Partnership's qualification as such, or in changes with respect to the Partnership's recorded income or loss, the tax liability of the general and limited partners would likely be changed accordingly.

       Taxable income reported to the partners is different from that reported in the statements of operations due to the difference in depreciation allowed under generally accepted accounting principles and the expense allowed for tax purposes under the Modified Accelerated Cost Recovery System (MACRS). There are no other significant differences between taxable income and the net income reported in the statements of operations.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   ----------------------------------------

To the Partners of Cable TV Joint Fund 11:

       We have audited the accompanying balance sheets of CABLE TV JOINT FUND 11 (a Colorado general partnership) as of December 31, 1996 and 1995, and the related statements of operations, partners' capital and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the General Partners' management. Our responsibility is to express an opinion on these financial statements based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cable TV Joint Fund 11 as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                ARTHUR ANDERSEN LLP



Denver, Colorado,
 March 7, 1997.

                            CABLE TV JOINT FUND 11
                            ----------------------
                            (A General Partnership)

                                BALANCE SHEETS
                                --------------

                                                              December 31,
                                                       -------------------------
                  ASSETS (Note 1)                          1996          1995
                  ------                               -----------   -----------
CASH                                                   $ 3,573,400   $ 2,984,284

TRADE RECEIVABLES, less allowance for doubtful
  receivables of $9,076 and $6,374 at
  December 31, 1996 and 1995, respectively                 102,383       133,491

INVESTMENT IN CABLE TELEVISION PROPERTIES:
  Property, plant and equipment, at cost                 6,472,080     7,957,720
  Less- accumulated depreciation                        (4,030,821)   (5,441,063)
                                                       -----------   -----------

               Total investment in cable television
                 properties                              2,441,259     2,516,657

DEPOSITS, PREPAID EXPENSES AND DEFERRED CHARGES          1,911,804     1,869,614
                                                       -----------   -----------

               Total assets                            $ 8,028,846   $ 7,504,046
                                                       ===========   ===========

                The accompanying notes to financial statements
                 are an integral part of these balance sheets.

                            CABLE TV JOINT FUND 11
                            ----------------------
                            (A General Partnership)

                                BALANCE SHEETS
                                --------------

                                                           December 31,
                                                   -----------------------------
  LIABILITIES AND PARTNERS' CAPITAL                     1996            1995
  ---------------------------------                -------------   -------------
LIABILITIES:
 Capital lease obligations                         $       3,679   $       9,917
 Accounts payable-Jones Intercable, Inc.                       -          45,258
 Trade accounts payable and accrued liabilities          533,675         381,765
 Subscriber prepayments                                   21,389          15,349
                                                   -------------   -------------

   Total liabilities                                     558,743         452,289
                                                   -------------   -------------

PARTNERS' CAPITAL:
 Contributed capital                                  45,000,000      45,000,000
 Distributions                                      (118,914,493)   (118,914,493)
 Accumulated earnings                                 81,384,596      80,966,250
                                                   -------------   -------------

                                                       7,470,103       7,051,757
                                                   -------------   -------------

   Total liabilities and
    partners' capital                              $   8,028,846   $   7,504,046
                                                   =============   =============


                The accompanying notes to financial statements
                 are an integral part of these balance sheets.

                            CABLE TV JOINT FUND 11
                            ----------------------
                            (A General Partnership)

                           STATEMENTS OF OPERATIONS
                           ------------------------

                                                              For the Year Ended December 31,
                                                           -------------------------------------
                                                               1996         1995         1994
                                                           -----------  -----------  -----------

REVENUES                                                   $3,726,329   $3,632,675   $3,296,103

COSTS AND EXPENSES:
  Operating expenses                                        2,434,731    2,327,354    2,026,763
  Management fees and allocated
    overhead from Jones Intercable, Inc.                      452,677      463,691      437,558
  Depreciation and amortization                               442,456      545,237      522,593
                                                           ----------   ----------   ----------

OPERATING INCOME                                              396,465      296,393      309,189
                                                           ----------   ----------   ----------

OTHER INCOME (EXPENSE):
  Interest expense                                                  -      (10,003)     (15,716)
  Interest income                                             161,078      166,280       87,134
  Other, net                                                 (139,197)       1,242       (7,426)
                                                           ----------   ----------   ----------

                      Total other income (expense), net        21,881      157,519       63,992
                                                           ----------   ----------   ----------

NET INCOME                                                 $  418,346   $  453,912   $  373,181
                                                           ==========   ==========   ==========



                The accompanying notes to financial statements
                   are an integral part of these statements.

                            CABLE TV JOINT FUND 11
                            ----------------------
                            (A General Partnership)

                        STATEMENTS OF PARTNERS' CAPITAL
                        -------------------------------

                                     For the Year Ended December 31,
                                   ----------------------------------
                                      1996        1995        1994
                                   ----------  ----------  ----------

CABLE TV FUND 11-A, LTD. (18%):
  Balance, beginning of year       $1,314,503  $1,231,800  $1,163,806
  Net income for year                  76,223      82,703      67,994
                                   ----------  ----------  ----------
  Balance, end of year             $1,390,726  $1,314,503  $1,231,800
                                   ----------  ----------  ----------

CABLE TV FUND 11-B, LTD. (8%):
  Balance, beginning of year       $  585,797  $  550,483  $  521,450
  Net income for year                  32,547      35,314      29,033
                                   ----------  ----------  ----------
  Balance, end of year             $  618,344  $  585,797  $  550,483
                                   ----------  ----------  ----------

CABLE TV FUND 11-C, LTD. (27%):
  Balance, beginning of year       $2,439,393  $2,316,337  $2,215,168
  Net income for year                 113,414     123,056     101,169
                                   ----------  ----------  ----------
  Balance, end of year             $2,552,807  $2,439,393  $2,316,337
                                   ----------  ----------  ----------

CABLE TV FUND 11-D, LTD. (47%):
  Balance, beginning of year       $2,712,064  $2,499,225  $2,324,240
  Net income for year                 196,162     212,839     174,985
                                   ----------  ----------  ----------
  Balance, end of year             $2,908,226  $2,712,064  $2,499,225
                                   ----------  ----------  ----------


TOTAL:
  Balance, beginning of year       $7,051,757  $6,597,845  $6,224,664
  Net income for year                 418,346     453,912     373,181
                                   ----------  ----------  ----------
  Balance, end of year             $7,470,103  $7,051,757  $6,597,845
                                   ==========  ==========  ==========

                The accompanying notes to financial statements
                   are an integral part of these statements.

                            CABLE TV JOINT FUND 11
                            ----------------------
                            (A General Partnership)

                           STATEMENTS OF CASH FLOWS
                           ------------------------

                                                               For the Year Ended December 31,
                                                            -------------------------------------
                                                                1996         1995         1994
                                                            -----------  -----------  -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                $  418,346   $  453,912   $  373,181
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                            442,456      545,237      522,593
      Decrease (increase) in trade receivables                  31,108      (41,381)     (41,640)
      Increase in deposits, prepaid
        expenses and deferred charges                          (42,112)     (43,080)      (1,372)
      Increase (decrease) in trade accounts
        payable, accrued liabilities and
        subscriber prepayments                                 157,950       (5,002)      69,592
      Increase (decrease) in advances from
        Jones Intercable, Inc.                                 (45,258)     (27,506)      39,939
                                                            ----------   ----------   ----------

               Net cash provided by operating activities       962,490      882,180      962,293
                                                            ----------   ----------   ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment, net                     (367,136)    (311,031)    (379,930)
                                                            ----------   ----------   ----------

               Net cash used in investing activities          (367,136)    (311,031)    (379,930)
                                                            ----------   ----------   ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from borrowings                                           -            -       18,264
  Repayment of debt                                             (6,238)     (16,468)     (12,008)
                                                            ----------   ----------   ----------

               Net cash provided by (used in)
                 financing activities                           (6,238)     (16,468)       6,256
                                                            ----------   ----------   ----------

Increase in cash                                               589,116      554,681      588,619

Cash, beginning of year                                      2,984,284    2,429,603    1,840,984
                                                            ----------   ----------   ----------

Cash, end of year                                           $3,573,400   $2,984,284   $2,429,603
                                                            ==========   ==========   ==========

SUPPLEMENTAL CASH FLOW DISCLOSURE:
  Interest paid                                             $    8,306   $   10,003   $   15,716
                                                            ==========   ==========   ==========

                The accompanying notes to financial statements
                   are an integral part of these statements.

                            CABLE TV JOINT FUND 11
                            ----------------------
                            (A General Partnership)

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------


(1)  ORGANIZATION AND PARTNERS' INTERESTS
     ------------------------------------

       Formation and Business
       ----------------------

       Cable TV Joint Fund 11 ("Joint Fund 11"), a Colorado general partnership, was formed on February 1, 1984, through a joint venture agreement made by and among Cable TV Fund 11-A, Ltd. ("Fund 11-A"), Cable TV Fund 11-B, Ltd. ("Fund 11-B"), Cable TV Fund 11-C, Ltd. ("Fund 11-C") and Cable TV Fund 11-D, Ltd. ("Fund 11-D"), all Colorado limited partnerships (the "Joint Venture Partners"). Joint Fund 11 was formed to acquire, construct, develop and operate cable television systems. Joint Fund 11 owns and operates the cable television system serving areas in and around the city of Manitowoc, Wisconsin (the "Manitowoc System"). Jones Intercable, Inc. ("Intercable"), who is the "General Partner" of each of the Joint Venture Partners, manages Joint Fund 11. Intercable and its subsidiaries also own and operate other cable television systems. In addition, Intercable manages cable television systems for other limited partnerships for which it is general partner and, also, for affiliated entities.

       Proposed Sale of Cable Television System
       ----------------------------------------

       Joint Fund 11 has entered into an asset purchase agreement to sell the Manitowoc System to the General Partner. Because the City of Manitowoc had not consented to the transfer of the franchise by the asset purchase agreement's original expiration date of September 30, 1996, Joint Fund 11 and the General Partner amended the asset purchase agreement to extend the period in which to close the sale of the Manitowoc System to June 30, 1997. Under the terms of the asset purchase agreement, as amended, the sales price of the Manitowoc System will be $16,122,333.

       The closing of the sale of the Manitowoc System is subject to the approval of the limited partners of each of the partnerships that comprise Joint Fund 11. There can be no assurance that such approvals will be obtained. The General Partner, on behalf of the partnerships that comprise Joint Fund 11, is in the process of preparing proxy solicitation materials to seek the approval of the limited partners of the four constituent partnerships of Joint Fund 11.

       Upon the consummation of the proposed sale of the Manitowoc System, Joint Fund 11 will pay all of its indebtedness, which totaled $3,679 at December 1996, and then the net sales proceeds plus cash on hand will be distributed to the Joint Venture Partners in proportion to their ownership interests in Joint Fund
11.  The net sales proceeds plus cash on hand will be distributed as follows:
Fund 11-A will receive approximately $3,516,674; Fund 11-B will receive approximately $1,501,632; Fund 11-C will receive approximately $5,232,549 and Fund 11-D will receive approximately $9,050,322.

       Contributed Capital, Sharing Ratios and Distributions
       -----------------------------------------------------

       The capitalization of Joint Fund 11 is set forth in the accompanying statements of partners' capital. Profits and losses of Joint Fund 11 are allocated to the partners in proportion to their respective partnership interests.

       All partnership distributions, including those made from cash flow (defined as cash receipts derived from routine operations, less debt principal and interest payments and cash expenses), from the sale or refinancing of partnership property and on dissolution of Joint Fund 11, are made to the partners also in proportion to their approximate respective interests in Joint Fund 11 as follows:

            Cable TV Fund 11-A, Ltd.   18%
            Cable TV Fund 11-B, Ltd.    8%
            Cable TV Fund 11-C, Ltd.   27%
            Cable TV Fund 11-D, Ltd.   47%
                                       ----

                                      100%
                                      ====

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       ------------------------------------------

       Accounting Records
       ------------------

       The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with generally accepted accounting principles. Joint Fund 11's tax returns are also prepared on the accrual basis.

       The preparation of financial statements in conformity with generally accepted accounting principles requires the General Partner's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Property, Plant and Equipment
       -----------------------------

       Depreciation is determined using the straight-line method over the following estimated service lives:


             Cable distribution systems               5-15  years
             Equipment and tools                       3-5  years
             Buildings                                  20  years
             Office furniture and equipment              5  years
             Vehicles                                    3  years


       Replacements, renewals and improvements are capitalized and maintenance and repairs are charged to expense as incurred.

       Property, plant and equipment and the corresponding accumulated depreciation are written off as certain assets become fully depreciated and are no longer in service.

       Intangible Assets
       -----------------

       Costs assigned to franchises and subscriber lists were amortized using the straight-line method over their estimated useful lives. These costs have been fully amortized.

       Revenue Recognition
       -------------------

       Subscriber prepayments are initially deferred and recognized as revenue when earned.

(3)    TRANSACTIONS WITH JONES INTERCABLE, INC. AND AFFILIATES
       -------------------------------------------------------

       Management Fees and Reimbursements
       ----------------------------------

       Intercable manages Joint Fund 11 and receives a fee for its services equal to 5 percent of the gross revenues, excluding revenues from the sale of the cable television systems or franchises. Management fees paid to Intercable during 1996, 1995 and 1994 were $186,316, $181,634 and $164,805, respectively.

       Intercable is reimbursed for certain allocated overhead and administrative expenses. These expenses represent the salaries and related benefits paid for corporate personnel, rent, data processing services and other corporate facilities costs.

Such personnel provide engineering, marketing, administrative, accounting, legal and investor relations services to Joint Fund 11. Such services, and their related costs, are necessary to the operations of the Venture and would have been incurred by the Venture if it was a stand alone entity. Allocations of personnel costs are primarily based on actual time spent by employees of Intercable with respect to each partnership managed. Remaining expenses are allocated based on the pro rata relationship of the Partnership's revenues to the total revenues of all systems owned or managed by Intercable and certain of its subsidiaries. Systems owned by Intercable and all other systems owned by partnerships for which Intercable is the general partner are also allocated a proportionate share of these expenses. Intercable believes that the methodology used in allocating overhead and administrative expenses is reasonable. The amount of allocated overhead and administrative expenses charged to Joint Fund 11 during 1996, 1995 and 1994 was $266,361, $282,057 and $272,753, respectively.

       Joint Fund 11 was charged interest during 1996 at an average interest rate of 8.58 percent on the amounts due Intercable, which approximated Intercable's weighted average cost of borrowings. Total interest charged during 1996, 1995 and 1994 was $5,640, $6,848 and $13,306, respectively.

       Payments to/from Affiliates for Programming Services
       ----------------------------------------------------

       Joint Fund 11 receives programming from Superaudio, Jones Education Company and Product Information Network, all of which are affiliates of Intercable.

       Payments to Superaudio totaled $7,138, $6,318 and $6,105 in 1996, 1995 and 1994, respectively. Payments to Jones Education Company totaled $22,229, $19,519 and $8,848 in 1996, 1995 and 1994, respectively.

       Joint Fund 11 receives a commission from Product Information Network based on a percentage of advertising revenue and number of subscribers. Product Information Network paid commissions to Joint Fund 11 totaling $1,199, $4,559 and $510 in 1996, 1995 and 1994, respectively.

(4)    PROPERTY, PLANT AND EQUIPMENT
       -----------------------------

       Property, plant and equipment as of December 31, 1996 and 1995, consisted of the following:

                                               1996          1995
                                            -----------   -----------

         Cable distribution systems         $ 5,976,411   $ 7,279,475
         Equipment and tools                    159,216       259,414
         Office furniture and equipment         128,648       147,163
         Buildings                              113,431       113,431
         Vehicles                                94,374       158,237
                                            -----------   -----------

                                              6,472,080     7,957,720
         Less - accumulated depreciation     (4,030,821)   (5,441,063)
                                            -----------   -----------

                                            $ 2,441,259   $ 2,516,657
                                            ===========   ===========

(5)    DEBT
       ----

       Debt consists of capital lease obligations with maturities of 1 to 3 years. Installments due on debt principal for the five years in the period ending December 31, 2001, respectively, are: $1,559, $1,559, $561, $-0- and
$-0-.

(6)    INCOME TAXES
       ------------

       Income taxes have not been recorded in the accompanying financial statements because they accrue to the partners of Funds 11-A, 11-B, 11-C and 11-D, which are general partners in Joint Fund 11.

       Joint Fund 11's tax returns, the qualification of the Partnership as such for tax purposes, and the amount of distributable partnership income or loss are subject to examination by federal and state taxing authorities. If such examinations result in changes with respect to Joint Fund 11's qualification as such, or in changes with respect to Joint

Fund 11's recorded income or loss, the tax liability of the general and limited partners would likely be changed accordingly.

       Taxable income reported to the partners is different from that reported in the statements of operations due to the difference in depreciation allowed under generally accepted accounting principles and the expense allowed for tax purposes under the Modified Accelerated Cost Recovery System (MACRS). There are no other significant differences between taxable income and the net income reported in the statements of operations.

(7)  SUPPLEMENTARY PROFIT AND LOSS INFORMATION
     -----------------------------------------


       Supplementary profit and loss information is presented below:

                                          For the Year Ended December 31,
                                          -------------------------------
                                             1996       1995       1994
                                          ----------  --------  ---------

       Maintenance and repairs              $ 33,874  $ 27,102   $ 41,329
                                          ==========  ========  =========

       Taxes, other than income and
        payroll taxes                       $ 13,113  $124,403   $ 52,294
                                          ==========  ========  =========

       Advertising                          $ 47,800  $ 62,160   $ 81,763
                                          ==========  ========  =========

       Depreciation of property,
        plant and equipment                 $442,456  $416,869   $379,817
                                          ==========  ========  =========

       Amortization of intangible assets    $      -  $128,368   $142,776
                                          ==========  ========  =========

           ITEM 9.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
           ---------------------------------------------------------
                      ACCOUNTING AND FINANCIAL DISCLOSURE
                      -----------------------------------

     None.


                                   PART III.
                                   ---------

          ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT
          ------------------------------------------------------------

          The Partnership itself has no officers or directors. Certain information concerning the directors and executive officers of the General Partner is set forth below. Directors of the General Partner serve until the next annual meeting of the General Partner and until their successors shall be elected and qualified.


          Glenn R. Jones           67  Chairman of the Board and Chief Executive Officer
          Derek H. Burney          57  Vice Chairman of the Board
          James B. O'Brien         47  President and Director
          Ruth E. Warren           47  Group Vice President/Operations
          Kevin P. Coyle           45  Group Vice President/Finance
          Christopher J. Bowick    41  Group Vice President/Technology
          George H. Newton         62  Group Vice President/Telecommunications
          Raymond L. Vigil         50  Group Vice President/Human Resources
          Cynthia A. Winning       45  Group Vice President/Marketing
          Elizabeth M. Steele      45  Vice President/General Counsel/Secretary
          Larry W. Kaschinske      37  Vice President/Controller
          Robert E. Cole           64  Director
          William E. Frenzel       68  Director
          Donald L. Jacobs         58  Director
          James J. Krejci          55  Director
          John A. MacDonald        43  Director
          Raphael M. Solot         63  Director
          Howard O. Thrall         49  Director
          Siim A. Vanaselja        40  Director
          Sanford Zisman           57  Director
          Robert B. Zoellick       43  Director

          Mr. Glenn R. Jones has served as Chairman of the Board of Directors and Chief Executive Officer of the General Partner since its formation in 1970, and he was President from June 1984 until April 1988. Mr. Jones is the sole shareholder, President and Chairman of the Board of Directors of Jones International, Ltd. He is also Chairman of the Board of Directors of the subsidiaries of the General Partner and of certain other affiliates of the General Partner. Mr. Jones has been involved in the cable television business in various capacities since 1961, is a member of the Board of Directors and the Executive Committee of the National Cable Television Association. Additionally, Mr. Jones is a member of the Board of Governors for the American Society for Training and Development, and a member of the Board of Education Council of the National Alliance of Business. Mr. Jones is also a founding member of the James Madison Council of the Library of Congress. Mr. Jones has been the recipient of several awards including the Grand Tam Award in 1989, the highest award from the Cable Television Administration and Marketing Society; the President's Award from the Cable Television Public Affairs Association in recognition of Jones International's educational efforts through Mind Extension University (now Knowledge TV); the Donald G. McGannon Award for the advancement of minorities and women in cable from the United Church of Christ Office of Communications; the STAR Award from American Women in Radio and Television, Inc. for exhibition of a commitment to the issues and concerns of women in television and radio; the Cableforce 2000 Accolade awarded by Women in Cable in recognition of the General Partner's innovative employee programs; the Most Outstanding Corporate Individual Achievement Award from the International Distance Learning Conference for his contributions to distance education; the Golden Plate Award from the

American Academy of Achievement for his advances in distance education; the Man of the Year named by the Denver chapter of the Achievement Rewards for College Scientists; and in 1994 Mr. Jones was inducted into Broadcasting and Cable's Hall of Fame.

          Mr. Derek H. Burney was appointed a Director of the General Partner in December 1994 and Vice Chairman of the Board of Directors on January 31, 1995. Mr. Burney joined BCE Inc., Canada's largest telecommunications company, in January 1993 as Executive Vice President, International. He has been the Chairman of Bell Canada International Inc., a subsidiary of BCE, since January 1993 and, in addition, has been Chief Executive Officer of BCI since July 1993. Prior to joining BCE, Mr. Burney served as Canada's ambassador to the United States from 1989 to 1992. Mr. Burney also served as chief of staff to the Prime Minister of Canada from March 1987 to January 1989 where he was directly involved with the negotiation of the U.S. - Canada Free Trade Agreement. In July 1993, he was named an Officer of the Order of Canada. He also is a director of Bell Cablemedia plc, Mercury Communications Limited, Videotron Holdings plc, Tele-Direct (Publications) Inc., Teleglobe Inc., Bimcor Inc., Rio Algom Limited, The Montreal General Hospital Corporation, The Japan Society, Moore Corporation Limited, Northbridge Programming Inc. and certain subsidiaries of Bell Canada International.

          Mr. James B. O'Brien, the General Partner's President, joined the General Partner in January 1982. Prior to being elected President and a Director of the General Partner in December 1989, Mr. O'Brien served as a Division Manager, Director of Operations Planning/Assistant to the CEO, Fund Vice President and Group Vice President/Operations. Mr. O'Brien was appointed to the General Partner's Executive Committee in August 1993. As President, he is responsible for the day-to-day operations of the cable television systems managed and owned by the General Partner. Mr. O'Brien is a board member of Cable Labs, Inc., the research arm of the U.S. cable television industry. He also serves as Vice Chairman and a director of the Cable Television Administration and Marketing Association and as a member of the Executive Committee and a director of the Walter Kaitz Foundation, a foundation that places people of ethnic minority groups in positions with cable television systems, networks and vendor companies.

          Ms. Ruth E. Warren joined the General Partner in August 1980 and has served in various operational capacities, including system manager and Fund Vice President, since then. Ms. Warren was elected Group Vice President/Operations of the General Partner in September 1990.

          Mr. Kevin P. Coyle joined The Jones Group, Ltd. in July 1981 as Vice President/Financial Services. In September 1985, he was appointed Senior Vice President/Financial Services. He was elected Treasurer of the General Partner in August 1987, Vice President/Treasurer in April 1988 and Group Vice President/Finance and Chief Financial Officer in October 1990.

          Mr. Christopher J. Bowick joined the General Partner in September 1991 as Group Vice President/Technology and Chief Technical Officer. Previous to joining the General Partner, Mr. Bowick worked for Scientific Atlanta's Transmission Systems Business Division in various technical management capacities since 1981, and as Vice President of Engineering since 1989.

          Mr. George H. Newton joined the General Partner in January 1996 as Group Vice President/Telecommunications. Prior to joining the General Partner, Mr. Newton was President of his own consulting business, Clear Solutions, and since 1994 Mr. Newton has served as a Senior Advisor to Bell Canada International. From 1990 to 1993, Mr. Newton served as the founding Chief Executive Officer and Managing Director of Clear Communications, New Zealand, where he established an alternative telephone company in New Zealand. From 1964 to 1990, Mr. Newton held a wide variety of operational and business assignments with Bell Canada International.

          Mr. Raymond L. Vigil joined the General Partner in June 1993 as Group Vice President/Human Resources. Previous to joining the General Partner, Mr. Vigil served as Executive Director of Learning with USWest. Prior to USWest, Mr. Vigil worked in various human resources posts over a 14-year term with the IBM Corporation.

          Ms. Cynthia A. Winning joined the General Partner as Group Vice President/Marketing in December 1994. Previous to joining the General Partner, Ms. Winning served since 1994 as the President of PRS Inc., Denver, Colorado, a sports and event marketing company. From 1979 to 1981 and from 1986 to 1994, Ms. Winning served as the Vice President and Director of Marketing for Citicorp Retail Services, Inc., a provider of private-label credit cards for ten national retail department store chains. From 1981 to 1986, Ms. Winning was the Director of Marketing Services for Daniels & Associates cable television operations, as well as the Western Division Marketing Director for Capital Cities Cable. Ms. Winning also serves as a board member of Cities in Schools, a dropout intervention/prevention program.

          Ms. Elizabeth M. Steele joined the General Partner in August 1987 as Vice President/General Counsel and Secretary. From August 1980 until joining the General Partner, Ms. Steele was an associate and then a partner at the Denver law firm of Davis, Graham & Stubbs, which serves as counsel to the General Partner.

          Mr. Larry Kaschinske joined the General Partner in 1984 as a staff accountant in the General Partner's former Wisconsin Division, was promoted to Assistant Controller in 1990, named Controller in August 1994 and was elected Vice President/Controller in June 1996.

          Mr. Robert E. Cole was appointed a Director of the General Partner in March 1996. Mr. Cole is currently self-employed as a partner of First Variable Insurance Marketing and is responsible for marketing to National Association of Securities Dealers, Inc. firms in northern California, Oregon, Washington and Alaska. From 1993 to 1995, Mr. Cole was the Director of Marketing for Lamar Life Insurance Company; from 1992 to 1993, Mr. Cole was Senior Vice President of PMI Inc., a third party lender serving the special needs of Corporate Owned Life Insurance (COLI) and from 1988 to 1992, Mr. Cole was the principal and co-founder of a specialty investment banking firm that provided services to finance the ownership and growth of emerging companies, productive assets and real property. Mr. Cole is a Certified Financial Planner and a former United States Naval Aviator.

          Mr. William E. Frenzel was appointed a Director of the General Partner in April 1995. Mr. Frenzel has been a Guest Scholar since 1991 with the Brookings Institution, a research organization located in Washington D. C.
Until his retirement in January 1991, Mr. Frenzel served for twenty years in the United States House of Representatives, representing the State of Minnesota, where he was a member of the House Ways and Means Committee and its Trade Subcommittee, the Congressional Representative to the General Agreement on Tariffs and Trade (GATT), the Ranking Minority Member on the House Budget Committee and a member of the National Economic Commission. Mr. Frenzel also served in the Minnesota Legislature for eight years. He is a Distinguished Fellow of the Tax Foundation, Vice Chairman of the Eurasia Foundation, a Board Member of the U.S.-Japan Foundation, the Close-Up Foundation, Sit Mutual Funds and Chairman of the Japan-America Society of Washington.

          Mr. Donald L. Jacobs was appointed a Director of the General Partner in April 1995. Mr. Jacobs is a retired executive officer of TRW. Prior to his retirement, he was Vice President and Deputy Manager of the Space and Defense Sector; prior to that appointment, he was the Vice President and General Manager of the Defense Systems Group and prior to his appointment as Group General Manager, he was President of ESL, Inc., a wholly owned subsidiary of TRW.
During his career, Mr. Jacobs served on several corporate, professional and civic boards.

          Mr. James J. Krejci was President of the International Division of International Gaming Technology, International headquartered in Reno, Nevada, until March 1995. Prior to joining IGT in May 1994, Mr. Krejci was Group Vice President of Jones International, Ltd. and was Group Vice President of the General Partner. He also served as an officer of subsidiaries of Jones International, Ltd. until leaving the General Partner in May 1994. Mr. Krejci has been a Director of the General Partner since August 1987.

          Mr. John A. MacDonald was appointed a Director of the General Partner in November 1995. Mr. MacDonald is Executive Vice President of Business Development and Chief Technology Officer of Bell Canada International Inc. Prior to joining Bell Canada in November 1994, Mr. MacDonald was President and Chief

Executive Officer of The New Brunswick Telephone Company, Limited, a post he had held since March of that year. Prior to March 1994, Mr. MacDonald was with NBTel for 17 years serving in various capacities, including Market Planning Manager, Corporate Planning Manager, Manager of Systems Planning and Development and General Manager, Chief Engineer and General Manager of Engineering and Information Systems and Vice President of Planning. Mr. MacDonald was the former Chairman of the New Brunswick section of the Institute of Electrical and Electronic Engineers and also served on the Federal Government's Information Highway Advisory Council. Mr. MacDonald is Chairman of MediaLinx Interactive Inc. and Stentor Canadian Network Management and is presently a Governor of the Montreal Exchange. He also serves on the Board of Directors of Tele-Direct (Publications) Inc., Bell-Northern Research, Ltd., SRCI, Bell Sygma, Canarie Inc., and is a member of the University of New Brunswick Venture Campaign Cabinet.

          Mr. Raphael M. Solot was appointed a Director of the General Partner in March 1996. Mr. Solot is an attorney and has practiced law for 31 years with an emphasis on franchise, corporate and partnership law and complex litigation.

          Mr. Howard O. Thrall was appointed a Director of the General Partner in March 1996. Mr. Thrall had previously served as a Director of the General Partner from December 1988 to December 1994. Mr. Thrall is Senior Vice President-Corporate Development for First National Net, Inc., a leading service provider for the mortgage banking industry, and he heads First National Net's Washington, D.C. regional office. From September 1993 through July 1996, Mr. Thrall served as Vice President of Sales, Asian Region, for World Airways, Inc. headquartered at the Washington Dulles International Airport. From 1984 until August 1993, Mr. Thrall was with the McDonnell Douglas Corporation, where he concluded as a Regional Vice President, Commercial Marketing with the Douglas Aircraft Company subsidiary. Mr. Thrall is also a management and international marketing consultant, having active assignments with McDonnell Douglas Aerospace, JAL Trading, Inc., Technology Solutions Company, Cheong Kang Associated (Korea), Aero Investment Alliance, Inc. and Western Real Estate Partners, among others.

          Mr. Siim A. Vanaselja was appointed a Director of the General Partner in August 1996. Mr. Vanaselja joined BCE Inc., Canada's largest telecommunications company, in February 1994 as Assistant Vice-President, International Taxation. In June 1994, he was appointed Assistant Vice-President and Director of Taxation, and in February 1995, Mr. Vanaselja was appointed Vice-President, Taxation. On August 1, 1996, Mr. Vanaselja was appointed the Chief Financial Officer of Bell Canada International Inc., a subsidiary of BCE Inc. Prior to joining BCE Inc. and since August 1989, Mr. Vanaselja was a partner in the Toronto office of KPMG Peat Marwick Thorne. Mr. Vanaselja has been a member of the Institute of Chartered Accountants of Ontario since 1982 and is a member of the Canadian Tax Foundation, the Tax Executives Institute and the International Fiscal Association.

          Mr. Sanford Zisman was appointed a director of the General Partner in June 1996. Mr. Zisman is a member of the law firm, Zisman & Ingraham, P.C. of Denver, Colorado and has practiced law for 31 years, with an emphasis on tax, business and estate planning and probate administration. Mr. Zisman currently serves as a member of the Board of Directors of Saint Joseph Hospital, the largest hospital in Colorado, and he has served as Chairman of the Board, Chairman of the Finance Committee and Chairman of the Strategic Planning Committee of the hospital. Since 1992, he has also served on the Board of Directors of Maxim Series Fund, Inc., a subsidiary of Great-West Life Assurance Company.

          Mr. Robert B. Zoellick was appointed a Director of the General Partner in April 1995. Mr. Zoellick is Executive Vice President for Housing and Law of Fannie Mae, a federally chartered and stockholder-owned corporation that is the largest housing finance investor in the United States. From August 1992 to January 1993, Mr. Zoellick served as Deputy Chief of Staff of the White House and Assistant to the President. From May 1991 to August 1992, Mr. Zoellick served concurrently as the Under Secretary of State for Economic and Agricultural Affairs and as Counselor of the Department of State, a post he assumed in March 1989. From 1985 to 1988, Mr. Zoellick served at the Department of Treasury in a number of capacities, including Counselor to the Secretary. Mr. Zoellick received the Alexander Hamilton and Distinguished Service Awards, highest honors of the Departments of Treasury and State, respectively. The German Government awarded him the Knight Commanders Cross for his work on Germany unification. Mr. Zoellick currently serves on the boards of Alliance Capital, Said Holdings, the Council on Foreign Relations, the Congressional Institute, the German Marshall Fund of the

U.S., the European Institute, the National Bureau of Asian Research, the American Council on Germany, the American Institute for Contemporary German Studies and the Overseas Development Council.



                        ITEM 11.  EXECUTIVE COMPENSATION
                        --------------------------------

          The Partnership has no employees; however, various personnel are required to operate the Manitowoc System. Such personnel are employed by the General Partner and, the cost of such employment is charged by the General Partner to the Venture as a direct reimbursement item. See Item 13.


     ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGERS
     ----------------------------------------------------------------------

          As of March 4, 1997, no person or entity owned more than 5 percent of the limited partnership interests of the Partnership.


            ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
            --------------------------------------------------------

          The General Partner and its affiliates engage in certain transactions with the Venture. The General Partner believes that the terms of such transactions are generally as favorable as could be obtained by the Venture from unaffiliated parties. This determination has been made by the General Partner in good faith, but none of the terms were or will be negotiated at arm's-length and there can be no assurance that the terms of such transactions have been or will be as favorable as those that could have been obtained by the Venture from unaffiliated parties.

TRANSACTIONS WITH THE GENERAL PARTNER

          The General Partner charges a management fee, and the General Partner is reimbursed for certain allocated overhead and administrative expenses. These expenses represent the salaries and benefits paid to corporate personnel, rent, data processing services and other corporate facilities costs. Such personnel provide engineering, marketing, administrative, accounting, legal and investor relations services to the Venture. Allocations of personnel costs are based primarily on actual time spent by employees of the General Partner with respect to each partnership managed. Remaining expenses are allocated based on the pro rata relationship of the Venture's revenues to the total revenues of all systems owned or managed by the General Partner and certain of its subsidiaries.
Systems owned by the General Partner and all other systems owned by partnerships for which Jones Intercable, Inc. is the general partner are also allocated a proportionate share of these expenses.

          The General Partner also advances funds and charges interest on the balance payable. The interest rate charged approximates the General Partner's weighted average cost of borrowing.

TRANSACTIONS WITH AFFILIATES

          Jones Education Company ("JEC") is owned 63% by Jones International, Ltd. ("International"), an affiliate of the General Partner, 9% by Glenn R. Jones, 12% by Bell Canada International Inc. ("BCI") and 16% by the General Partner. JEC operates two television networks, JEC Knowledge TV and Jones Computer Network. JEC Knowledge TV provides programming related to computers and technology; business, careers and finance; health and wellness; and global culture and languages. Jones Computer Network provides programming focused primarily on computers and technology. JEC sells its programming to certain cable television systems owned or managed by the General Partner.

          Jones Galactic Radio, Inc. is a company now owned by Jones International Networks, Ltd., an affiliate of International. Superaudio, a joint venture between Jones Galactic Radio, Inc. and an unaffiliated entity, provides satellite programming to certain cable television systems owned or managed by the General Partner.

          The Product Information Network Venture (the "PIN Venture") is a venture among a subsidiary of Jones International Networks, Ltd., an affiliate of International, and two unaffiliated cable system operators. The PIN Venture operates the Product Information Network ("PIN"), which is a 24-hour network that airs long-form advertising generally known as "infomercials." The PIN Venture generally makes incentive payments of approximately 60% of its net advertising revenue to the cable systems that carry its programming. Most of the General Partner's owned and managed systems carry PIN for all or part of each day. Revenues received by the Venture from the PIN Venture relating to the Manitowoc System totaled approximately $1,199 for the year ended December 31, 1996.

          The charges to the Venture for related party transactions are as follows for the periods indicated:

                                              For the Year Ended December 31,
                                          -------------------------------------
Cable TV Joint Fund 11                         1996          1995       1994
----------------------                    ---------------  ---------  ---------
Management fees                             $186,316        $181,634   $164,805
Allocation of expenses                       266,361         282,057    272,753
Interest on advances paid to the
 General Partner                               5,640           6,848     13,306
Amount of advances outstanding                     0          45,258     72,764
Highest amount of advances outstanding        45,258          77,215     72,764
Programming fees:
   Jones Education Company                    22,229          19,519      8,848
   Superaudio                                  7,138           6,318      6,105

                                    PART IV.
                                    --------

   ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K
   -------------------------------------------------------------------------

(a)  1.           See index to financial statements for
                  the list of financial statements and
                  exhibits thereto filed as part of this
                  report.

     3.           The following exhibits are filed
                  herewith.

     2.1          Asset Purchase Agreement dated
                  September 5, 1995 between Cable TV
                  Joint Fund 11 and Jones Intercable,
                  Inc. relating to the Manitowoc System.
                  (1)

     2.2          Amendment to Asset Purchase Agreement
                  dated September 30, 1996 between Cable
                  TV Joint Fund 11 and Jones Intercable,
                  Inc.

     4.1          Limited Partnership Agreement of Cable
                  TV Fund 11-D, Ltd.  (2)

    10.1.1        Copy of a franchise and related
                  documents thereto granting a community
                  antenna television system franchise for
                  the City of Manitowoc, Wisconsin.
                  (Joint Fund 11)

    27            Financial Data Schedule
__________

     (1)          Incorporated by reference from
                  Registrant's Current Report on Form 8-K
                  dated September 8, 1995.

     (2)          Incorporated by reference from
                  Registrant's Report on Form 10-K for
                  the fiscal year ended December 31, 1985.

    (27)          Financial Data Schedule

(b)               Reports on Form 8-K.

                  None.

                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           CABLE TV FUND 11-D, LTD.
                                           a Colorado limited partnership
                                           By: Jones Intercable, Inc.
                                           By: /s/ Glenn R. Jones
                                               --------------------------------
                                               Glenn R. Jones
                                               Chairman of the Board and Chief
Dated:    March 14, 1997                       Executive Officer



          Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                           By:/s/ Glenn R. Jones
                                              --------------------------------
                                              Glenn R. Jones
                                              Chairman of the Board and Chief
                                              Executive Officer
Dated:    March 14, 1997                      (Principal Executive Officer)


                                           By:/s/ Kevin P. Coyle
                                              --------------------------------
                                              Kevin P. Coyle
                                              Group Vice President/Finance
Dated:    March 14, 1997                      (Principal Financial Officer)


                                           By:/s/ Larry Kaschinske
                                              --------------------------------
                                              Larry Kaschinske
                                              Vice President/Controller
Dated:    March 14, 1997                      (Principal Accounting Officer)


                                           By:/s/ James B. O'Brien
                                              --------------------------------
                                              James B. O'Brien
Dated:    March 14, 1997                      President and Director


                                           By:/s/ Derek H. Burney
                                              ---------------------------------
                                              Derek H. Burney
Dated:    March 14, 1997                      Director


                                           By:/s/ Robert E. Cole
                                              --------------------------------
                                              Robert E. Cole
Dated:    March 14, 1997                      Director

                                           By:/s/ William E. Frenzel
                                              --------------------------------
                                              William E. Frenzel
Dated:    March 14, 1997                      Director


                                           By:/s/ Donald L. Jacobs
                                              --------------------------------
                                              Donald L. Jacobs
Dated:    March 14, 1997                      Director


                                           By:/s/ James J. Krejci
                                              --------------------------------
                                              James J. Krejci
Dated:    March 14, 1997                      Director


                                           By:
                                              --------------------------------
                                              John A. MacDonald
Dated:    March 14, 1997                      Director


                                           By:/s/ Raphael M. Solot
                                              --------------------------------
                                              Raphael M. Solot
Dated:    March 14, 1997                      Director


                                           By:
                                              --------------------------------
                                              Howard O. Thrall
Dated:    March 14, 1997                      Director


                                           By:/s/ Siim A. Vanaselja
                                              --------------------------------
                                              Siim A. Vanaselja
Dated:    March 14, 1997                      Director


                                           By:/s/ Sanford Zisman
                                              --------------------------------
                                              Sanford Zisman
Dated:    March 14, 1997                      Director


                                           By:/s/ Robert B. Zoellick
                                              --------------------------------
                                              Robert B. Zoellick
Dated:    March 14, 1997                      Director

-------------------------------------------------------------------------------

                   [LOGO OF JONES INTERCABLE APPEARS HERE]

                            9697 EAST MINERAL AVENUE
                           ENGLEWOOD, COLORADO 80112
                                     PROXY
  THIS PROXY IS SOLICITED ON BEHALF OF THE PARTNERSHIP BY THE GENERAL PARTNER

  The undersigned Limited Partner of Cable TV Fund 11-D, Ltd., a Colorado limited partnership, hereby votes on the sale of Cable TV Joint Fund 11's Manitowoc, Wisconsin cable television system to a wholly owned subsidiary of Jones Intercable, Inc. for a sales price of $16,122,333 in cash, subject to normal closing adjustments, pursuant to the terms and conditions of that certain Purchase and Sale Agreement dated as of September 5, 1995, as amended September 30, 1996, as follows:
               [_] CONSENTS  [_] WITHHOLDS CONSENT  [_] ABSTAINS
                           (continued on other side)

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------


  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED LIMITED PARTNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSED SALE TRANSACTION.
                                                PLEASE SIGN EXACTLY AS NAME
                                                          APPEARS.

                                             DATED: _____________________, 1997

                                             __________________________________
                                             Beneficial Owner Signature
                                             (Investor)
                                             __________________________________
                                             Authorized Trustee/Custodian
                                             Signature

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                [LOGO OF JONES INTERCABLE, INC. APPEARS HERE]

                            9697 EAST MINERAL AVENUE
                           ENGLEWOOD, COLORADO 80112
                                     PROXY
  THIS PROXY IS SOLICITED ON BEHALF OF THE PARTNERSHIP BY THE GENERAL PARTNER

  The undersigned Limited Partner of Cable TV Fund 11-D, Ltd., a Colorado limited partnership, hereby votes on the sale of Cable TV Joint Fund 11's Manitowoc, Wisconsin cable television system to a wholly owned subsidiary of Jones Intercable, Inc. for a sales price of $16,122,333 in cash, subject to normal closing adjustments, pursuant to the terms and conditions of that certain Purchase and Sale Agreement dated as of September 5, 1995, as amended September 30, 1996, as follows:
               [_] CONSENTS  [_] WITHHOLDS CONSENT  [_] ABSTAINS
                           (continued on other side)

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED LIMITED PARTNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSED SALE TRANSACTION.
                                                PLEASE SIGN EXACTLY AS NAME
                                                          APPEARS.
                                               When limited partnership inter-
                                             ests are held by more than one
                                             person, all owners should sign.
                                             When signing as attorney, as ex-
                                             ecutor, administrator, trustee or
                                             guardian, please give full title
                                             as such. If a corporation, please
                                             sign in full corporation name by
                                             authorized officer. If a partner-
                                             ship, please sign in partnership
                                             name by authorized person.

                                             DATED: _____________________, 1997

                                             __________________________________
                                             Signature
                                             __________________________________
                                             Signature
                                             __________________________________
                                             Signature

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

--------------------------------------------------------------------------------